As filed with the U.S. Securities and Exchange Commission on January 19, 2022

File No. 333-

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

(Check appropriate box or boxes.)

J.P. Morgan Exchange-Traded Fund Trust

(Exact Name of Registrant as Specified in Charter)

277 Park Avenue, New York, New York 10172

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code    (800) 480-4111

Gregory S. Samuels, Esq.

J.P. Morgan Investment Management Inc.,

4 New York Plaza,

New York, New York 10004

(Name and Address of Agent for Service)

Please send copies of all communications to:

Elizabeth A. Davin, Esq. JPMorgan Chase & Co. 1111 Polaris Parkway Columbus, OH 43240	Jon S. Rand, Esq. Allison M. Fumai, Esq. Dechert LLP 1095 Avenue of the Americas New York, NY 10036

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of the securities being registered: Shares of beneficial interest, par value $0.001 per share, of JPMorgan Inflation Managed Bond ETF, JPMorgan International Research Enhanced Equity ETF, JPMorgan Market Expansion Enhanced Equity ETF, and JPMorgan Realty Income ETF.

It is proposed that the filing will go effective on February 18, 2022 pursuant to Rule 488 under the Securities Act of 1933.

No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

JPMorgan Trust I

JPMorgan Trust II

Undiscovered Managers Funds

277 Park Avenue

New York, NY 10172

[February] [18], 2022

Dear Shareholder:

As an investor in one or more of the four J.P. Morgan mutual funds listed below, we are pleased to inform you of our plan to reorganize each into an exchange-traded fund (“ETF”), which will continue to be managed by J.P. Morgan Investment Management Inc. (“JPMIM”):

-	JPMorgan Inflation Managed Bond Fund, a series of JPMorgan Trust I
-	JPMorgan International Research Enhanced Equity Fund, a series of JPMorgan Trust II
-	JPMorgan Market Expansion Enhanced Index Fund, a series of JPMorgan Trust II
-	JPMorgan Realty Income Fund, a series of Undiscovered Managers Funds

Each of the four mutual funds listed above (each, a “Target Fund”) will be reorganized into an ETF through the reorganization of the Target Fund into a newly-created ETF (each, an “Acquiring Fund”). Each Target Fund and its corresponding Acquiring Fund have identical investment objectives and fundamental investment policies and have substantially similar investment strategies. Following the reorganizations, each Target Fund will be liquidated (each such reorganization and liquidation, a “Reorganization”). The table below sets forth each of the Acquiring Funds and the anticipated schedule for each Reorganization:

Target Fund	Acquiring Fund	Expected Closing Date
JPMorgan Inflation Managed Bond Fund	JPMorgan Inflation Managed Bond ETF	April 8, 2022
JPMorgan Market Expansion Enhanced Index Fund	JPMorgan Market Expansion Enhanced Equity ETF	May 6, 2022
JPMorgan Realty Income Fund	JPMorgan Realty Income ETF	May 20, 2022
JPMorgan International Research Enhanced Equity Fund	JPMorgan International Research Enhanced Equity ETF	June 10, 2022

Each Reorganization will be conducted pursuant to an Agreement and Plan of Reorganization and Liquidation, a form of which is included as Appendix A to these materials. Each Reorganization is structured to be a tax-free reorganization under the U.S. Internal Revenue Code of 1986, as amended. In connection with the Reorganizations, shareholders of each Target Fund will receive ETF shares of the corresponding Acquiring Fund equal in value to the number of shares of the Target Fund they own, including a cash payment in lieu of fractional shares of the corresponding Acquiring Fund, which cash payment may be taxable. Accordingly, a Reorganization will not dilute the value of your investment.

We believe each Reorganization will provide multiple benefits for investors. These benefits include:

1)

Lower Net Expenses: The total annual fund operating expenses of each Acquiring Fund are expected to be lower, and in many cases significantly lower, than the net expenses of each share class of its corresponding Target Fund after taking into consideration expense limitation agreements JPMIM has entered into with each Acquiring Fund for a term of at least three years from the date of each Reorganization.

2)

Additional Trading Flexibility: Unlike mutual fund shares of a Target Fund, which can only be purchased or sold once per day based on the Target Fund’s net asset value (“NAV”), shares of the Acquiring Funds can be purchased or sold throughout a trading day based on market prices, which can give Acquiring Fund shareholders more control over their investment allocations.

3)

Increased Transparency: As a shareholder of an Acquiring Fund, you will gain the benefit of full daily transparency into the underlying portfolio holdings of your Acquiring Fund. The Target Funds do not provide full daily transparency into their underlying portfolio holdings.

4)

Enhanced Tax Efficiency: Reorganizing the Target Funds into ETFs has the potential to reduce capital gains distributions and improve tax efficiency. JPMorgan Inflation Managed Bond ETF will not benefit from the enhanced tax efficiency of the ETF structure to the same extent as the other Acquiring Funds.

5)

Tax-Free Reorganization: Shareholders of a Target Fund generally will not recognize a taxable gain (or loss) for U.S. tax purposes as a result of a Reorganization (except with respect to cash received, as explained in later sections of this document).

The Board of Trustees of each Target Fund, including all of the Independent Trustees (i.e., Trustees who are not “interested persons” of the Target Funds as that term is defined in the Investment Company Act of 1940), approved each Reorganization and determined, with respect to each Reorganization, that participation in the Reorganization is in the best interests of the Target Fund and the interests of existing shareholders of the Target Fund would not be diluted as a result of the Reorganization. No shareholder vote is required to complete the Reorganizations. We are not asking you for a proxy and you are requested not to send us a proxy.

Importantly, in order to receive shares of an Acquiring Fund as part of a Reorganization, you must hold your shares of a Target Fund through a brokerage account that can accept shares of an ETF (the corresponding Acquiring Fund). If you do not hold your shares of a Target Fund through that type of brokerage account, you will not receive shares of an Acquiring Fund as part of a Reorganization. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Target Fund shares. The liquidation of your investment and return of cash may be subject to tax. If you hold shares of a Target Fund through a fund direct individual retirement account and do not take action prior to the Reorganization, your Target Fund shares will be exchanged for Morgan Shares of JPMorgan U.S. Government Money Market Fund equal in value to the NAV of your Target Fund shares. Alternatively, if you hold your shares of a Target Fund through an account with a financial intermediary that is not able to hold shares of an Acquiring Fund, like many group retirement plans, your financial intermediary may transfer your investment in a Target Fund to a different investment option prior to a Reorganization. In some cases, this transfer may be subject to tax. It may take time for you to receive your cash. Please consult with your financial intermediary for more information on the impact that a Reorganization will have on you and your investments.

If you do not currently hold your shares of a Target Fund through a brokerage account that can hold shares of an Acquiring Fund, please review the accompanying materials closely for additional actions that you must take to receive shares of an Acquiring Fund as part of a Reorganization. No further action is required for shareholders that hold shares of a Target Fund through a brokerage account that can hold shares of an Acquiring Fund.

If you do not wish to participate in a Reorganization, you can exchange your Target Fund shares for shares of another J.P. Morgan mutual fund that is not participating in a Reorganization or redeem your Target Fund shares. Prior to doing so, however, you should consider the tax consequences associated with either action.

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The accompanying Information Statement/Prospectus provides more information about the Reorganizations. Please carefully review the additional information provided in this document. If you have questions, please call 1-800-480-4111.

Sincerely,

Brian S. Shlissel

President

JPMorgan Trust I

JPMorgan Trust II

Undiscovered Managers Funds

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QUESTIONS AND ANSWERS

Shareholders should read this entire Information Statement/Prospectus carefully.

The following is a brief Q&A that will help explain the Reorganizations (as defined below), including the reasons for the Reorganizations. A more detailed discussion of the Reorganizations follows this section.

Q.    What is happening to my investment? Why am I receiving an Information Statement/Prospectus?

A.    You are receiving this Information Statement/Prospectus because you own shares in one or more of the following funds: JPMorgan Inflation Managed Bond Fund, JPMorgan International Research Enhanced Equity Fund, JPMorgan Market Expansion Enhanced Index Fund, and JPMorgan Realty Income Fund (each, a “Target Fund”).

Each Target Fund currently operates as an open-end mutual fund. These Target Funds will be reorganized into exchange-traded funds (“ETFs”) though the reorganization of each Target Fund into a newly-created ETF (each an “Acquiring Fund” and together with the Target Funds, the “Funds”). Each Target Fund and its corresponding Acquiring Fund have identical investment objectives and fundamental investment policies and have substantially similar investment strategies. Following the reorganizations, each Target Fund will be liquidated (each such reorganization and liquidation, a “Reorganization”). The chart below lists the name of each Target Fund and its corresponding Acquiring Fund:

Target Fund	Acquiring Fund

JPMorgan Inflation Managed Bond Fund	JPMorgan Inflation Managed Bond ETF

JPMorgan International Research Enhanced Equity Fund	JPMorgan International Research Enhanced Equity ETF

JPMorgan Market Expansion Enhanced Index Fund	JPMorgan Market Expansion Enhanced Equity ETF

JPMorgan Realty Income Fund	JPMorgan Realty Income ETF

Each Reorganization will be accomplished in accordance with its respective Agreement and Plan of Reorganization and Liquidation (each, a “Plan”). Each Plan provides for the transfer of all of the assets and liabilities of a Target Fund to its corresponding Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Target Fund followed immediately by the distribution by the Target Fund to its shareholders of the portion of shares of the Acquiring Fund to which the shareholder is entitled, except as noted below.

If you remain a shareholder of a Target Fund on the Closing Date (as defined below) of a Reorganization, you will receive shares of the corresponding Acquiring Fund and, in some cases, cash that combined with the shares have the same value as your shares of the Target Fund on that date. Shares of the Acquiring Funds are not issued in fractional shares, so cash will be paid to some shareholders in lieu of fractional shares of the Acquiring Fund, which cash payment may be taxable. If you do not hold your shares of a Target Fund through a brokerage account that can accept shares of the corresponding Acquiring Fund on the Closing Date of the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Target Fund shares. The liquidation of your investment and return of cash may be taxable. If you hold your shares of a Target Fund through a fund direct individual retirement account (“IRA”) and do not take action prior to the Reorganization, your Target Fund shares will be exchanged for Morgan Shares of JPMorgan U.S. Government Money Market Fund equal in value to the NAV of your Target Fund shares.

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Q.    Has the Board of Trustees of each Target Fund approved the Reorganizations?

A.    Yes. The Board of Trustees of each Target Fund (collectively, the “Target Funds Board”) approved its applicable Reorganization. The Target Funds Board, including all of the Independent Trustees (i.e., Trustees who are not “interested persons” of the Target Funds as defined in the Investment Company Act of 1940 (the “1940 Act”)), determined that, for each Target Fund, the participation in the Reorganization is in the best interests of the Target Fund and that the interests of existing Target Fund’s shareholders will not be diluted as a result of the Reorganization.

Q.    Why are the Reorganizations occurring?

A.    Each Target Fund’s investment adviser, J.P. Morgan Investment Management Inc. (“JPMIM”), proposed that the Target Fund be reorganized into its corresponding Acquiring Fund because of certain benefits associated with the ETF structure, which JPMIM believes will better serve the interests of Target Fund shareholders. As discussed in more detail below, these shareholder benefits include lower net expenses, additional trading flexibility, increased transparency and the potential for enhanced tax efficiency.

Q.    How will the Reorganizations affect me as a shareholder?

A.    If your Reorganization is consummated, you will cease to be a shareholder of a Target Fund and will become a shareholder of the Acquiring Fund. As described in more detail above, upon completion of your Reorganization, you will receive shares of an Acquiring Fund and, in some cases, cash having an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund you owned on the Closing Date of the Reorganization. Shares of the Acquiring Funds are not issued in fractional shares. As a result, cash will be paid to shareholders in lieu of fractional shares, which may be taxable.

In order to receive shares of an Acquiring Fund as part of a Reorganization, you must hold your shares of a Target Fund through a brokerage account that can accept shares of an ETF (the corresponding Acquiring Fund) on the Closing Date of the Reorganization. If you do not hold your shares of a Target Fund through that type of brokerage account, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Target Fund shares. If you hold your shares of a Target Fund through a fund direct IRA and do not take action prior to the Reorganization, your Target Fund shares will be exchanged for Morgan Shares of JPMorgan U.S. Government Money Market Fund equal in value to the NAV of your Target Fund shares. Alternatively, if you hold your shares of a Target Fund through an account with a financial intermediary that is not able to hold shares of an Acquiring Fund, like many group retirement plans, your financial intermediary may transfer your investment in a Target Fund to a different investment option prior to the Reorganization. In some cases, the liquidation of your investment and return of cash, or the transfer of your investment, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash. Please consult with your financial intermediary for more information on the impact that the Reorganization will have on you and your investments.

If you do not currently hold your shares of a Target Fund through a brokerage account that can hold shares of an Acquiring Fund, please see the information below, including the separate Q&A that follows, for additional actions that you must take to receive shares of an Acquiring Fund as part of a Reorganization. No further action is required for shareholders that hold shares of a Target Fund through a brokerage account that can hold shares of an Acquiring Fund.

After the Reorganization, individual shares of the Acquiring Fund may only be purchased and sold in the secondary market. Shares of JPMorgan International Research Enhanced Equity ETF, JPMorgan Market

Expansion Enhanced Equity ETF, and JPMorgan Realty Income ETF will be listed on NYSE Arca, Inc., while shares of JPMorgan Inflation Managed Bond ETF will be listed on Cboe BZX Exchange, Inc. Shares of the Acquiring Funds may also be traded on other national securities exchanges, electronic crossing networks, and other alternative trading systems. Should you decide to purchase or sell shares of an Acquiring Fund after a Reorganization, you will need to place a trade through a broker who will execute your trade in the secondary market at prevailing market prices. Because each Acquiring Fund’s shares trade at market prices rather than at NAV, an Acquiring Fund’s shares may trade at a price less than (discount) or greater than (premium) the Acquiring Fund’s NAV. As with all transactions for ETFs, your broker may charge a commission for purchase and sale transactions.

Q.    Am I Being Asked to Vote on the Reorganizations?

A.    No. Shareholders of the Target Funds are not required to approve the Reorganizations under state or federal law, the 1940 Act, or the organizational documents governing the Target Funds. We are not asking you for a proxy and you are requested not to send us a proxy.

Q.    Will the Reorganizations affect the way my investments are managed?

A.    No. JPMIM is the investment adviser to each of the Target Funds and will continue to serve as the investment adviser to each of the Acquiring Funds. The same individuals currently responsible for the day-to-day portfolio management of a Target Fund will continue to be responsible for the day-to-day portfolio management of its corresponding Acquiring Fund. Each Target Fund and its corresponding Acquiring Fund have identical investment objectives and fundamental investment policies and have substantially similar investment strategies. Although there is a difference between the names of JPMorgan Market Expansion Enhanced Equity ETF and its corresponding Target Fund, this difference will not affect the way JPMorgan Market Expansion Enhanced Equity ETF is managed.

Q.    Will the fees and expenses of the Acquiring Funds be lower than the fees and expenses of the Target Funds?

A.    Yes. Following the Reorganizations, each Acquiring Fund is expected to have a lower net expense ratio than each share class of its corresponding Target Fund after taking into consideration fees waived and/or expenses reimbursed pursuant to expense limitation agreements agreed to by JPMIM. These expense limitation agreements will remain in effect for at least three years from the effective date of each Reorganization.

More information on the effects of the potential expense reductions is available in the Information Statement/Prospectus.

Q.    Are there other benefits that I will experience as a shareholder of an Acquiring Fund?

A.    Yes. In addition to lower net expenses, as a shareholder of an Acquiring Fund you will also benefit from additional trading flexibility, increased transparency, and the potential for enhanced tax efficiency.

Additional Trading Flexibility. As a shareholder of a Target Fund you can only purchase or redeem your shares of the Target Fund at a price based on the Target Fund’s NAV that is next calculated after your order is received by the Target Fund. This NAV is calculated once per business day. As a shareholder of an Acquiring Fund, however, you will be able to purchase and sell shares of the Acquiring Fund throughout a trading day on the secondary market. These trades will occur at market prices, which may be higher or lower than the Acquiring Fund’s NAV. This intraday liquidity will give you the opportunity to act on purchase and sale decisions immediately, rather than waiting to transact at the Acquiring Fund’s NAV.

Increased Transparency. Currently, the Target Funds only provide periodic disclosure of their complete portfolio holdings. Following the Reorganizations, however, each Acquiring Fund will make its complete portfolio holdings public each business day. This holdings information, along with other information about the Acquiring Funds, will be found on each Acquiring Fund’s website at jpmorganfunds.com.

Enhanced Tax Efficiency. Shareholders of the Target Funds also are expected to benefit from the potential for greater tax efficiency with the ETF structure. While the tax treatment of ETFs and mutual funds is the same, the mechanics of the creation and redemption process for ETFs allows ETFs to acquire securities in-kind and redeem securities in-kind, which generally allows shareholders of an ETF to defer the realization of capital gains as the result of the ETF’s portfolio transactions. In contrast, when portfolio securities are sold within a mutual fund (either to rebalance the mutual fund’s holdings or to raise cash for redemptions), the sale can create capital gains within the mutual fund that impact all taxable shareholders of the mutual fund. It is intended that JPMorgan Inflation Managed Bond ETF may create and redeem entirely or in part on a cash basis, unlike the other Acquiring Funds, which will create and redeem securities in-kind. Accordingly, JPMorgan Inflation Managed Bond ETF will not benefit from the enhanced tax efficiency of the ETF structure to the same extent as the other Acquiring Funds.

Q.    Will I be subject to comparable risks as a shareholder of an Acquiring Fund?

A.    Yes. As noted above, each Target Fund and its corresponding Acquiring Fund have identical investment objectives and fundamental investment policies and have substantially similar investment strategies. Therefore, the Acquiring Funds will be subject to substantially similar investment risks as their corresponding Target Funds. However, as a shareholder of an Acquiring Fund you will be subject to risks related to the Acquiring Fund’s ETF structure. For example, you will be subject to the risk that shares of your Acquiring Fund will trade at market prices that are above (premium) or below (discount) the Acquiring Fund’s NAV. You will also be subject to the risk that your Acquiring Fund’s “authorized participants,” which are the only entities that are permitted to engage in creation or redemption transactions directly with an Acquiring Fund, do not engage in such transactions, which could cause the Acquiring Fund’s shares to trade at a discount to NAV and possibly face trading halts and/or delisting.

For additional discussion of these and other risk factors, please see the section entitled “Description of Risks.”

Q.    Is there anything else that will be different once I am a shareholder of an Acquiring Fund?

A.    Yes. As a shareholder of a Target Fund, you can only purchase or redeem your shares of the Target Fund at a price based on the Target Fund’s NAV that is next calculated after your order is received by the Target Fund, subject to any applicable sales charges and fees.

Individual Acquiring Fund shares may only be purchased and sold on the secondary market through a broker at market prices. When you buy or sell shares of an Acquiring Fund through a broker, you may incur a brokerage commission or other charges imposed by the broker.

In addition, each of the Target Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio, but with different availability and eligibility criteria, sales charges, expenses, dividends and distributions. In contrast, the Acquiring Funds, by virtue of operating in an ETF structure, will not issue multiple classes of shares. Unlike shareholders of a Target Fund, shareholders of an Acquiring Fund will not own a particular class of shares.

Q.    Will the Target Funds or Acquiring Funds charge shareholders any sales charges (loads), commissions, or other similar fees in connection with the Reorganizations?

A.    No. Neither the Target Funds nor the Acquiring Funds will charge shareholders any sales charges (loads), commissions, or other similar fees in connection with the Reorganizations.

Q.    When are the Reorganizations expected to occur?

A.    JPMIM anticipates that the Reorganizations will occur after the close of trading on the following dates (each, a “Closing Date”):

Target Fund	Acquiring Fund	Expected Closing Date

JPMorgan Inflation Managed Bond Fund	JPMorgan Inflation Managed Bond ETF	April 8, 2022

JPMorgan Market Expansion Enhanced Index Fund	JPMorgan Market Expansion Enhanced Equity ETF	May 6, 2022

JPMorgan Realty Income Fund	JPMorgan Realty Income ETF	May 20, 2022

JPMorgan International Research Enhanced Equity Fund	JPMorgan International Research Enhanced Equity ETF	June 10, 2022

A Closing Date may be delayed. The Target Fund in which you hold shares will publicly disclose any changes to the applicable Closing Date.

Q.    Who will pay the costs in connection with the Reorganizations?

A.    JPMIM will pay for the costs incurred by the Funds associated with the Reorganizations (including the legal costs associated with the Reorganizations) by waiving fees or reimbursing expenses to offset the costs incurred by the Target Funds and Acquiring Funds associated with the Reorganizations, including any brokerage fees and expenses incurred by the Funds related to the disposition and acquisition of assets as part of a Reorganization. Brokerage fees and expenses related to the disposition and acquisition of assets (including any disposition to raise cash to pay redemption proceeds) that are incurred in the ordinary course of business will not be covered by JPMIM.

Q.    Will the Reorganizations result in any federal tax liability to me?

A.    The Reorganizations are intended to be treated as tax-free reorganizations for U.S. federal income tax purposes. If the Reorganizations qualify for tax-free treatment, Target Fund shareholders would recognize no gain or loss for U.S. federal income tax purposes upon the exchange of Target Fund shares for Acquiring Fund shares pursuant to the Reorganizations (except with respect to cash received).

In addition, as described above, you may also experience tax consequences if your investment is liquidated and the cash value of your Target Fund shares is returned to you or if your shares of a Target Fund are transferred by your financial intermediary to a different investment option because you did not hold your shares of a Target Fund through a brokerage account that can accept shares of the corresponding Acquiring Fund on the Closing Date of the Reorganization.

Shareholders should consult their tax advisors about possible state and local tax consequences of the Reorganizations, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganizations only.

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Q.    Can I purchase, redeem, or exchange shares of a Target Fund before the Reorganization takes place?

A.    Yes. Purchase orders, exchange orders, and redemption orders must be received by the Target Funds by the dates indicated below:

Target Fund	Final Date to Purchase Target Fund Shares or Exchange Shares of Another J.P. Morgan Mutual Fund for Target Fund Shares	Final Date to Redeem Target Fund Shares or Exchange Target Fund Shares for Shares of Another J.P. Morgan Mutual Fund

JPMorgan Inflation Managed Bond Fund	April 6, 2022	April 7, 2022

JPMorgan Market Expansion Enhanced Index Fund	May 4, 2022	May 5, 2022

JPMorgan Realty Income Fund	May 18, 2022	May 19, 2022

JPMorgan International Research Enhanced Equity Fund	June 8, 2022	June 9, 2022

These dates may change if the Closing Date of a Reorganization changes.

If you redeem or exchange your Target Fund shares, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them, if the Target Fund shares are held in a taxable account.

Q.    Whom do I contact for further information?

A.    If you have questions, please call 1-800-480-4111. You can also find information online at www.jpmorganfunds.com.

Important additional information about the Reorganizations is set forth in the accompanying Information Statement/Prospectus. Please read it carefully.

IMPORTANT NOTICE ABOUT YOUR TARGET FUND ACCOUNT

QUESTIONS AND ANSWERS

The following is a brief Q&A that provides information to help you to determine if you need to take action with respect to your shareholder account prior to the Reorganizations in order to receive shares of an Acquiring Fund.

Q.    What types of shareholder accounts can receive shares of an Acquiring Fund as part of a Reorganization?

A.    If you hold your shares of a Target Fund in a brokerage account that permits you to purchase securities traded in the stock market, such as ETFs or other types of stocks, then you will be eligible to receive shares of an Acquiring Fund in a Reorganization. No further action is required.

Q.    What types of shareholder accounts cannot receive shares of an Acquiring Fund as part of a Reorganization?

A.    The following account types cannot hold shares of ETFs:

Fund Direct Accounts. If you hold your shares of a Target Fund in an account directly with the Target Fund at its transfer agent, DST Asset Manager Solutions, Inc. (a “fund direct account”), you should transfer your shares of the Target Fund to a brokerage account that can accept shares of the corresponding Acquiring Fund prior to the Reorganization. For this purpose, a fund direct account includes a fund direct IRA. If you hold your shares of a Target Fund through a fund direct IRA and do not take action prior to the Reorganization, your Target Fund shares will be exchanged for Morgan Shares of JPMorgan U.S. Government Money Market Fund equal in value to the NAV of your Target Fund shares. You have a fund direct account if you receive quarterly account statements directly from the Target Fund and not from a third-party broker-dealer.

Non-Accommodating Brokerage Accounts. If you hold your shares of a Target Fund in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investment in ETF shares.

Non-Accommodating Retirement Accounts. If you hold your shares of a Target Fund through an IRA or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the applicable Reorganization or your financial intermediary may transfer your investment in a Fund to a different investment option prior to the Reorganization.

If you are unsure about the ability of your account to accept shares of an Acquiring Fund, please call 1-800-480-4111 or contact your financial advisor or other financial intermediary.

Q.    How do I transfer my Target Fund shares from a fund direct account to a brokerage account that will accept Acquiring Fund shares?

A.    Transferring your shares from a fund direct account to a brokerage account that can accept shares of an Acquiring Fund should be a simple process. If you have a brokerage account or a relationship with a brokerage firm, please talk to your broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with a Target Fund into your brokerage account. Also inform your broker that such an account will need to be set up to accept shares of an ETF, such as an Acquiring Fund. If you don’t have a brokerage account or a relationship with a brokerage firm, you will need to open an account.

We suggest you provide your broker with a copy of your quarterly statement from the Target Fund. Your broker will require your account number with the Target Fund, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign that form, your broker will submit the form to the transfer agent directly, and the shares will be transferred into your brokerage account. The sooner you initiate the transfer, the better.

Q.    How do I transfer my Target Fund shares from a non-accommodating brokerage account to a brokerage account that will accept Acquiring Fund shares?

A.    The broker where you hold your Target Fund shares should be able to assist you in changing the characteristics of your brokerage account to an account that is permitted to invest in ETF shares. Contact your broker right away to make the necessary changes to your account.

Q.    What will happen if I do not have a brokerage account that can accept Acquiring Fund shares at the time of the Reorganizations?

A.    In order to receive shares of an Acquiring Fund as part of a Reorganization, you must hold your shares of a Target Fund through a brokerage account that can accept shares of the corresponding Acquiring Fund on the Closing Date of the Reorganization. If you do not hold your shares of a Target Fund through that type of brokerage account, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Target Fund shares. If you hold your shares of a Target Fund through a fund direct IRA and do not take action prior to the Reorganization, your Target Fund shares will be exchanged for Morgan Shares of JPMorgan U.S. Government Money Market Fund equal in value to the NAV of your Target Fund shares. Alternatively, if you hold your shares of a Target Fund through an account with a financial intermediary that is not able to hold shares of an Acquiring Fund, like many group retirement plans, your financial intermediary may transfer your investment in a Target Fund to a different investment option prior to the Reorganization. In some cases, the liquidation of your investment and return of cash, or the transfer of your investment, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash. Please consult with your financial intermediary for more information on the impact that the Reorganization will have on you and your investments.

Q.    What if I do not want to own shares of an Acquiring Fund?

A.    If you do not want to receive shares of an Acquiring Fund in connection with a Reorganization, you can exchange your Target Fund shares for shares of another J.P. Morgan mutual fund that is not participating in a Reorganization or redeem your Target Fund shares. Prior to doing so, however, you should consider the tax consequences associated with either action. Redemption of your Target Fund shares will be a taxable event if you hold your shares in a taxable account. The last date to redeem your shares or exchange them into another J.P. Morgan mutual fund prior to each Reorganization is listed below:

Target Fund	Final Date to Redeem Target Fund Shares or Exchange Target Fund Shares for Shares of Another J.P. Morgan Mutual Fund

JPMorgan Inflation Managed Bond Fund	April 7, 2022

JPMorgan Market Expansion Enhanced Index Fund	May 5, 2022

JPMorgan Realty Income Fund	May 19, 2022

JPMorgan International Research Enhanced Equity Fund	June 9, 2022

These dates may change if the Closing Date of a Reorganization changes.

INFORMATION STATEMENT/PROSPECTUS

Dated [February] [18], 2022

JPMorgan Trust I

JPMorgan Trust II

Undiscovered Managers Funds

277 Park Avenue

New York, NY 10172

This Information Statement/Prospectus is being furnished to shareholders of certain series (each, a “Target Fund”) of JPMorgan Trust I (“Trust I”), JPMorgan Trust II (“Trust II”), and the Undiscovered Managers Funds (“UMF” and collectively with Trust I and Trust II, the “Target Fund Trusts”) to inform them of a plan to reorganize each Target Fund into an exchange-traded fund (“ETF”), which will continue to be managed by JPMIM.

Each Target Fund will be reorganized into a newly-created ETF (each, an “Acquiring Fund” and together with the Target Funds, the “Funds”) that is a series of J.P. Morgan Exchange-Traded Fund Trust (the “ETF Trust” and together with the Target Fund Trusts, the “Trusts”), and each Target Fund will subsequently be liquidated (each such reorganization and liquidation, a “Reorganization”). The Reorganizations are set forth in the table below.

Reorganization	Target Fund	Acquiring Fund
Inflation Managed Bond Reorganization	JPMorgan Inflation Managed Bond Fund	JPMorgan Inflation Managed Bond ETF
International Research Enhanced Equity Reorganization	JPMorgan International Research Enhanced Equity Fund	JPMorgan International Research Enhanced Equity ETF
Market Expansion Enhanced Reorganization	JPMorgan Market Expansion Enhanced Index Fund	JPMorgan Market Expansion Enhanced Equity ETF
Realty Income Reorganization	JPMorgan Realty Income Fund	JPMorgan Realty Income ETF

The Board of Trustees of each Target Fund (collectively, the “Target Funds Board”) approved the applicable Reorganization. The Target Funds Board, including all of the Independent Trustees (i.e., Trustees who are not “interested persons” of the Target Funds as defined in the Investment Company Act of 1940 (the “1940 Act”)), determined that, for each Target Fund, participation in the Reorganization is in the best interests of the Target Fund and that the interests of existing Target Fund’s shareholders will not be diluted as a result of the Reorganization. The Target Funds Board and the Board of Trustees of each Acquiring Fund (the “Acquiring Funds Board”) are comprised of the same individuals.

Each Reorganization will be accomplished in accordance with its respective Agreement and Plan of Reorganization and Liquidation (each, a “Plan”). Each Plan provides for the transfer of all of the assets and liabilities of a Target Fund to its corresponding Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Target Fund followed immediately by the distribution by the Target Fund to its shareholders of the portion of shares of the Acquiring Fund to which the shareholder is entitled (including cash in lieu of fractional shares of the Acquiring Fund) in complete liquidation of the Target Fund, except as noted below. A copy of the form of the Plan pertaining to the Reorganizations is included as Appendix A to this Information Statement/Prospectus.

For federal income tax purposes, each Reorganization is intended to be structured as a tax-free transaction for the Target Fund, the Acquiring Fund, and the shareholders of the Target Fund. If you remain a shareholder of a Target

Fund on the Closing Date (as defined below) of a Reorganization, you will receive shares of the corresponding Acquiring Fund and, in some cases, cash that combined with the shares have the same value as your shares of the Target Fund on that date. Shares of the Acquiring Funds, however, are not issued in fractional shares. As a result, cash will be paid to shareholders in lieu of fractional shares of an Acquiring Fund, which may be taxable. If you do not hold your shares of a Target Fund through a brokerage account that can accept shares of the corresponding Acquiring Fund on the Closing Date of the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Target Fund shares. If you hold shares of a Target Fund through a fund direct individual retirement account (“IRA”) and do not take action prior to the Reorganization, your Target Fund shares will be exchanged for Morgan Shares of JPMorgan U.S. Government Money Market Fund equal in value to the NAV of your Target Fund shares. Alternatively, if you hold your shares of a Target Fund through an account with a financial intermediary that is not able to hold shares of an Acquiring Fund, like many group retirement plans, your financial intermediary may transfer your investment in a Target Fund to a different investment option prior to the Reorganization. In some cases, the liquidation of your investment and return of cash, or the transfer of your investment, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash. Please consult with your financial intermediary for more information on the impact that the Reorganization will have on you and your investments.

THIS INFORMATION STATEMENT/PROSPECTUS IS FOR INFORMATION PURPOSES ONLY, AND YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO RECEIVING IT EXCEPT TO CHECK FOR WHETHER YOU HAVE A BROKERAGE ACCOUNT THAT CAN ACCEPT SHARES OF AN ETF.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

Each Target Fund and its corresponding Acquiring Fund have identical investment objectives and fundamental investment policies and have substantially similar investment strategies. The principal executive offices of each Target Fund Trust and the ETF Trust are located at 277 Park Avenue, New York, NY 10172.

Shares of JPMorgan Inflation Managed Bond ETF will be listed for trading on Cboe BZX Exchange, Inc. Shares of all JPMorgan International Research Enhanced Equity ETF, JPMorgan Market Expansion Enhanced Equity ETF, and JPMorgan Realty Income ETF will be listed for trading on NYSE Arca, Inc.

The Reorganizations are anticipated to occur after the close of trading on the following dates (each, a “Closing Date”):

Reorganization	Expected Closing Date
Inflation Managed Bond Reorganization	April 8, 2022
Market Expansion Enhanced Reorganization	May 6, 2022
Realty Income Reorganization	May 20, 2022
International Research Enhanced Equity Reorganization	June 10, 2022

A Closing Date may be delayed. The Target Fund in which you hold shares will publicly disclose any changes to the applicable Closing Date.

In preparation for the closing of each Reorganization, purchase orders, exchange orders, and redemption orders must be received by the Target Funds by the dates indicated below:

Target Fund	Final Date to Purchase Target Fund Shares or Exchange Shares of Another J.P. Morgan Mutual Fund for Target Fund Shares	Final Date to Redeem Target Fund Shares or Exchange Target Fund Shares for Shares of Another J.P. Morgan Mutual Fund

JPMorgan Inflation Managed Bond Fund	April 6, 2022	April 7, 2022

JPMorgan Market Expansion Enhanced Index Fund	May 4, 2022	May 5, 2022

JPMorgan Realty Income Fund	May 18, 2022	May 19, 2022

JPMorgan International Research Enhanced Equity Fund	June 8, 2022	June 9, 2022

These dates may change if the Closing Date of a Reorganization changes.

Any shares of a Target Fund that you hold after the final redemption dates listed above will be reorganized into shares of the corresponding Acquiring Fund as a result of the Reorganization.

The Acquiring Funds are expected to begin trading on the following dates:

Acquiring Fund	Expected First Date for Trading
JPMorgan Inflation Managed Bond ETF	April 11, 2022
JPMorgan Market Expansion Enhanced Equity ETF	May 9, 2022
JPMorgan Realty Income ETF	May 23, 2022
JPMorgan International Research Enhanced Equity ETF	June 13, 2022

This Information Statement/Prospectus, which you should read carefully and retain for future reference, sets forth concisely the information that you should know before investing. This Information Statement/Prospectus, which constitutes part of a Registration Statement filed by the ETF Trust with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended, does not include certain information contained elsewhere in such Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits and amendments thereto for further information with respect to the Acquiring Funds and the shares offered. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents.

A statement of additional information relating to this Information Statement/Prospectus and the proposed Reorganizations (the “Statement of Additional Information”), dated [February] [18], 2022, is available upon request and without charge by contacting the Funds. This Statement of Additional Information also is incorporated herein by reference and is legally deemed to be part of this Information Statement/Prospectus.

The following additional materials are incorporated herein by reference and are legally deemed to be part of this Information Statement/Prospectus.

•	Target Fund prospectus dated July 1, 2021 for JPMorgan Inflation Managed Bond Fund, which is on file with the SEC (Link) (File No. 811-21295) (Accession No. 0001193125-21-199859);

•	Target Fund prospectus dated March 1, 2021 for JPMorgan International Research Enhanced Equity Fund, which is on file with the SEC (Link) (File No. 811-04236) (Accession No. 0001193125-21-054806);

•	Target Fund prospectus dated November 1, 2021 for JPMorgan Market Expansion Enhanced Index Fund, which is on file with the SEC (Link) (File No. 811-04236) (Accession No. 0001193125-21-305085);

•	Target Fund prospectus dated July 1, 2021 for JPMorgan Realty Income Fund, which is on file with the SEC (Link) (File No. 811-08437) (Accession No. 0001193125-21-197288);

•

Acquiring Fund prospectuses dated December 6, 2021 for JPMorgan Market Expansion Enhanced Equity ETF and JPMorgan Realty Income ETF, which are on file with the SEC (Link) (File No. 811-22903) (Accession No. 0001193125-21-349080);

•

Acquiring Fund prospectus dated January 12, 2022 for JPMorgan International Research Enhanced Equity ETF, which is on file with the SEC (Link) (File No. 811-22903) (Accession No. 0001193125-22-007699).

•

Acquiring Fund prospectus dated December 6, 2021, as supplemented January 19, 2022, for JPMorgan Inflation Managed Bond ETF, which is on file with the SEC (Link) (File No. 811-22903) (Accession No. 0001193125-22-012283).

The Target Funds can be reached by calling 1-800-480-4111 or by writing to:

J.P. Morgan Funds Services

P.O. Box 219143

Kansas City, MO 64121-9143

The Target Funds’ prospectuses, statements of additional information, and Annual Reports and Semi-Annual Reports, where applicable, are available at https://am.jpmorgan.com/us/en/asset-management/adv/products/fund-documents.

You may request free copies of the Target Funds’ prospectuses and statements of additional information (including any supplement thereto), the Acquiring Funds’ prospectuses and statements of additional information and the Statement of Additional Information by calling collect at 1-800-480-4111, or by writing to J.P. Morgan Funds Services, P.O. Box 219143, Kansas City, MO 64121-9143.

A copy of each applicable Acquiring Fund prospectus accompanies this Information Statement/Prospectus.

You may also request free copies of the Acquiring Funds’ prospectuses and statements of additional information and the Statement of Additional Information by calling collect at 1-844-457-6383, or by writing to J.P. Morgan Exchange-Traded Funds 277 Park Avenue New York, New York, 10172.

Because the Acquiring Funds have not yet commenced operations, no shareholder reports are available for them.

All available materials have been filed with the SEC.

Each Fund also files proxy materials, information statements, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. These materials can be obtained electronically from the EDGAR database on the SEC’s Internet site (http://www.sec.gov) or, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

This Information Statement/Prospectus dated [February] [18], 2022, is expected to be mailed to shareholders of the Target Funds on or about [March] [2], 2022.

AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS INFORMATION STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY

This is only a summary of certain information contained in this Information Statement/Prospectus. Shareholders should carefully read the more complete information in the rest of this Information Statement/Prospectus, including the Plan relating to the Reorganizations, a form of which is attached to this Information Statement/Prospectus in Appendix A, and the applicable Acquiring Fund prospectus(es), which accompanies this Information Statement/Prospectus. For purposes of this Information Statement/Prospectus, the terms “shareholder”, “you”, and “your” refer to shareholders of the Target Funds.

What is happening to the Target Funds?

Each Target Fund currently operates as an open-end mutual fund. These Target Funds will be reorganized into ETFs through the reorganization of each Target Fund into a newly-created corresponding Acquiring Fund. Target Fund and its corresponding Acquiring Fund have identical investment objectives and fundamental investment policies and have substantially similar investment strategies. Each reorganization of a Target Fund into its corresponding Acquiring Fund, along with the subsequent liquidation of each Target Fund, is referred to in this Information Statement/Prospectus as a “Reorganization,” and each Reorganization will be accomplished in accordance with an Agreement and Plan of Reorganization and Liquidation (a “Plan”). For reference purposes, the identification of each Reorganization, Target Fund and corresponding Acquiring Fund is listed in the chart below.

Reorganizations	Target Fund	Acquiring Fund
Inflation Managed Bond Reorganization	JPMorgan Inflation Managed Bond Fund	JPMorgan Inflation Managed Bond ETF
International Research Enhanced Equity Reorganization	JPMorgan International Research Enhanced Equity Fund	JPMorgan International Research Enhanced Equity ETF
Market Expansion Enhanced Reorganization	JPMorgan Market Expansion Enhanced Index Fund	JPMorgan Market Expansion Enhanced Equity ETF
Realty Income Reorganization	JPMorgan Realty Income Fund	JPMorgan Realty Income ETF

Shares of JPMorgan Inflation Managed Bond ETF will be traded on Cboe BZX Exchange, Inc. (“Cboe”), while all other three Acquiring Funds’ shares will be traded on NYSE Arca, Inc. (“NYSE Arca”) following the Reorganizations.

How will the Reorganizations work?

Each Plan provides for the transfer of all of the assets and liabilities of a Target Fund to its corresponding Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value (“NAV”) equal to the aggregate net asset value of the Target Fund followed immediately by the distribution by the Target Fund to its shareholders of the portion of shares of the Acquiring Fund to which the shareholder is entitled in complete liquidation of the Target Fund, except as noted below.

Shares of the Acquiring Fund will be transferred to each shareholder’s brokerage account. If a shareholder does not hold their shares of a Target Fund through a brokerage account that can accept shares of the corresponding Acquiring Fund on the Closing Date of the Reorganization, the shareholder will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, the shareholder’s investment will be liquidated and the shareholder will receive cash equal in value to the NAV of their Target Fund shares. If a shareholder holds shares of a Target Fund through a fund direct IRA, the shareholder’s Target Fund shares will be exchanged for Morgan Shares of JPMorgan U.S. Government Money Market Fund equal in value to the NAV of the shareholder’s Target Fund shares unless the shareholder provides alternative direction prior to the Reorganization. Alternatively, if a shareholder holds their shares of a Target Fund through an account with a financial intermediary that is not able to hold shares of an Acquiring Fund, like many group retirement plans, a financial intermediary may transfer the shareholder’s investment in a Target Fund to a different investment option prior to the Reorganization. In some cases, this transfer may be subject to fees and expenses and may also be subject to tax. In some cases, the liquidation of your investment and return of cash, or the transfer of your investment, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash.

After shares of the Acquiring Fund are distributed to the Target Fund’s shareholders, the Target Fund will be completely liquidated and dissolved. As a result of a Reorganization, you will cease to be a shareholder of the Target Fund and will become a shareholder of the Acquiring Fund. This exchange will occur after the close of business on the Closing Date of the Reorganization, which is the specific date on which the Reorganization takes place. The expected Closing Dates of each Reorganization are indicated below:

Reorganization	Expected Closing Date
Inflation Managed Bond Reorganization	April 8, 2022
Market Expansion Enhanced Reorganization	May 6, 2022
Realty Income Reorganization	May 20, 2022
International Research Enhanced Equity Reorganization	June 10, 2022

A Closing Date may be delayed. The Target Fund in which you hold shares will publicly disclose any changes to the applicable Closing Date.

Why are the Reorganizations happening and did the Board approve the Reorganizations?

After consideration of all relevant factors, including the potential impact of the Reorganizations on different subsets of the Target Funds’ shareholders, each Target Fund’s investment adviser, J.P. Morgan Investment Management Inc. (“JPMIM”), proposed that each Target Fund be reorganized into its corresponding Acquiring Fund because of certain benefits associated with the ETF structure, which JPMIM believes will better serve the interests of Target Fund shareholders. As discussed in more detail below, these benefits include lower net expenses, additional trading flexibility, increased transparency, and the potential for enhanced tax efficiency.

Current shareholders of each class of the Target Funds are expected to benefit directly from the reduced net expense ratio of each corresponding Acquiring Fund.

Current shareholders of each class of the Target Funds also are expected to benefit from the potential for greater tax efficiency with the ETF structure with respect to the management of capital gains distributions. JPMorgan Inflation Managed Bond ETF will not benefit from the enhanced tax efficiency of the ETF structure to the same extent as the other Acquiring Funds. While the tax treatment of ETFs and mutual funds is the same, the mechanics of the creation and redemption process for ETFs allow ETFs to acquire securities in-kind and redeem securities in-kind, which generally allows shareholders of an ETF to defer the realization of capital gains as the result of the ETF’s portfolio transactions.

In addition, current shareholders of each class of the Target Funds also are expected to benefit from the potential for greater cash efficiency with the ETF structure. ETFs typically do not have to maintain as large cash positions or sell as many securities to meet redemption requests. Accordingly, the Acquiring Funds may operate with less cash and incur lower transaction costs than the corresponding Target Fund. Because it is anticipated that JPMorgan Inflation Managed Bond ETF may create and redeem entirely or in part on a cash basis, it may need to maintain a larger cash position than the other Acquiring Funds and may incur greater transaction costs than the other Acquiring Funds.

Each Target Fund and its corresponding Acquiring Fund have identical investment objectives and fundamental investment policies and have substantially similar investment strategies. The Acquiring Funds, however, will have the benefits of operating in the ETF structure. JPMIM will continue as the investment adviser of each Acquiring Fund after the Reorganization and no change in portfolio managers will result from the Reorganization. As shareholders of ETFs after the Reorganizations, shareholders may bear certain costs with respect to maintaining brokerage accounts and buying and selling Acquiring Fund shares in the secondary market that the shareholders do not experience as shareholders of the Target Funds.

The Target Funds Board, including all of the Target Funds Board’s Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (together, the “Independent Trustees”), determined that, with respect to each Reorganization, participation in the Reorganization is in the best interests of the Target Fund and the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization. The Target Funds Board made this determination based on various factors that are discussed in this Information Statement/Prospectus, under the discussion of the Reorganization in the section entitled “Reasons for the Reorganizations.”

How will the Reorganizations affect me?

When your Reorganization is consummated, you will cease to be a shareholder of a Target Fund and will become a shareholder of the Acquiring Fund. As described in more detail above, upon completion of your Reorganization, you will receive shares of an Acquiring Fund and in certain cases, cash, having an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund you owned on the Closing Date of the Reorganization. Shares of the Acquiring Funds are not issued in fractional shares. As a result, cash will be paid to shareholders in lieu of fractional shares, which may be taxable.

In order to receive shares of an Acquiring Fund as part of a Reorganization, you must hold your shares of a Target Fund through a brokerage account that can accept shares of the corresponding Acquiring Fund on the Closing Date of the Reorganization. If you do not hold your shares of a Target Fund through that type of brokerage account, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Target Fund shares. If you hold your shares of a Target Fund through a fund direct IRA and do not take action prior to the Reorganization, your Target Fund shares will be exchanged for Morgan Shares of JPMorgan U.S. Government Money Market Fund equal in value to the NAV of your Target Fund shares. Alternatively, if you hold your shares of a Target Fund through an account with a financial intermediary that is not able to hold shares of an Acquiring Fund, like many group retirement plans, your financial intermediary may transfer your investment in a Target Fund to a different investment option prior to the Reorganization. In some cases, the liquidation of your investment and return of cash, or the transfer of your investment, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash. Please consult with your financial intermediary for more information on the impact that the Reorganization will have on you and your investments.

If you do not currently hold your shares of a Target Fund through a brokerage account that can hold shares of an Acquiring Fund, please see the separate Q&A that accompanies this Information Statement/Prospectus, for additional actions that you must take to receive shares of an Acquiring Fund as part of a Reorganization. No further action is required for shareholders that hold shares of a Target Fund through a brokerage account that can hold shares of an Acquiring Fund.

After the Reorganization, individual shares of the Acquiring Fund may only be purchased and sold in the secondary market. Shares of JPMorgan International Research Enhanced Equity ETF, JPMorgan Market Expansion Enhanced Equity ETF, and JPMorgan Realty Income ETF will be listed on NYSE Arca, while shares of JPMorgan Inflation Managed Bond ETF will be listed on Cboe. Shares of the Acquiring Funds may also be traded on other national securities exchanges, electronic crossing networks, and other alternative trading systems. Should you decide to purchase or sell shares of an Acquiring Fund after a Reorganization, you will need to place a trade through a broker who will execute your trade in the secondary market at prevailing market prices. Because each Acquiring Fund’s shares trade at market prices rather than at NAV, an Acquiring Fund’s shares may trade at a price less than (discount) or greater than (premium) the Acquiring Fund’s NAV. As with all ETFs, your broker may charge a commission for purchase and sales transactions.

In addition, each of the Target Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio, but with different availability and eligibility criteria, sales charges, expenses, dividends and distributions. In contrast, the Acquiring Funds, by virtue of operating in an ETF structure, will not issue multiple classes of shares. Unlike shareholders of a Target Fund, shareholders of an Acquiring Fund will not own a particular class of shares.

Who will bear the costs associated with the Reorganizations?

JPMIM will pay for the costs incurred by the Funds associated with the Reorganizations (including the legal costs associated with the Reorganizations) by waiving fees or reimbursing expenses to offset the costs incurred by the Target Funds and Acquiring Funds associated with the Reorganizations, including any brokerage fees and expenses incurred by the Funds related to the disposition and acquisition of assets as part of a Reorganization. Brokerage fees and expenses related to the disposition and acquisition of assets (including any disposition to raise cash to pay redemption proceeds) that are incurred in the ordinary course of business will not be covered by JPMIM.

What are the federal income tax consequences of the Reorganizations?

As a condition to the closing of each Reorganization, the Target Fund and the Acquiring Fund must receive an opinion of Dechert LLP (“Dechert”) to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that neither you nor, in general, a Target Fund will recognize gain or loss as a direct result of the Reorganization of a Target Fund (except with respect to cash received by a shareholder, if any), and the holding period and aggregate tax basis for the Acquiring Fund shares that you receive will be the same as the holding period and aggregate tax basis of the Target Fund shares that you surrender in the Reorganization. Prior to the consummation of a Reorganization, you may redeem your Target Fund shares, generally resulting in the recognition of gain or loss for U.S. federal income tax purposes based on the difference between your tax basis in the shares and the amount you receive for them.

You should consult your tax advisor regarding the effect, if any, of each Reorganization, in light of your individual circumstances. You should also consult your tax advisor about state and local tax consequences. For more information about the tax consequences of the Reorganizations, please see the section entitled “Information About the Plans—What are the tax consequences of the Reorganizations?”

How do the Funds’ investment objectives, investment strategies, and fundamental investment policies compare?

Target Fund and its corresponding Acquiring Fund have identical investment objectives and fundamental investment policies and have substantially similar investment strategies. Since each of the Acquiring Funds has not yet commenced operations, the information below will be accurate as of the time of the Reorganization. As with each Target Fund, each Acquiring Fund’s investment objective is fundamental and cannot be changed without shareholder approval.

Investment Objectives and Investment Strategies

Inflation Managed Bond Reorganization

JPMorgan Inflation Managed Bond Fund and JPMorgan Inflation Managed Bond ETF have the same investment objective. Each Fund seeks to maximize inflation protected total return.

Each Fund employs the same investment strategies in seeking to achieve its objective. Each Fund is designed to protect the total return generated by its core fixed income holdings from inflation risk. As used in each Fund’s goal, “total return” includes income and capital appreciation. Each Fund seeks to hedge this risk by using swaps that are based on the Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers (CPI-U) in combination with its core portfolio of fixed income securities. This strategy is intended to create the equivalent of a portfolio of inflation-protected fixed income securities. Secondarily, the Funds may purchase other investments including actual inflation-protected securities such as Treasury Inflation Protected Securities (TIPS).

“Inflation Managed” in each Fund’s name does not refer to a type of security in which the Funds invest, but rather describes the Funds’ overall strategy of creating a portfolio of inflation-protected securities. Under normal circumstances, each Fund will invest at least 80% of its “Assets” in bonds. “Assets” means net assets, plus the amount of borrowings for investment purposes.

As part of its main investment strategy, each Fund may principally invest in corporate bonds, U.S. government and agency debt securities, asset-backed securities, and mortgage-related and mortgage-backed securities. Mortgage-related and mortgage-backed securities may be structured as collateralized mortgage obligations (agency and non-agency), stripped mortgage-backed securities (interest-only or principal-only), commercial mortgage-backed securities, and mortgage pass-through securities. Additional information about these types of investments may be found in “Investment Practices” in each Fund’s prospectus. Each Fund may invest up to 10% of its total assets in securities that, at the time of purchase, are rated below investment grade (also known as junk bonds or high yield securities) by Moody’s Investor Service, Inc. (Moody’s), Standard & Poor’s Corporation (S&P), Fitch Rating (Fitch) or the equivalent by another national rating organization, or securities that are unrated but are deemed by JPMIM to be of comparable quality. In addition, all securities will be U.S. dollar-denominated although they may be issued by a foreign corporation, government or its agencies and instrumentalities. Each Fund may invest a significant portion or all of its assets in mortgage-related and mortgage-backed securities at JPMIM’s discretion. Each Fund expects to invest no more than 10% of its assets in “sub-prime” mortgage-related securities at the time of purchase.

Each Fund uses derivatives as a principal strategy. Derivatives are instruments that have a value based on another instrument, exchange rate or index. Each Fund uses CPI-U swaps for inflation hedging purposes. In addition to CPI-U swaps, each Fund has flexibility to use swaps (including credit default swaps) and futures for hedging purposes, to increase income and gain to each Fund, and as part of its risk management process by establishing or adjusting exposure to particular securities or markets and/or to manage cash flows. Each Fund may use swaps structured as credit default swaps to gain or hedge exposure to high yield securities or indexes of high yield securities.

JPMIM buys and sells securities and investments for the Funds based on its view of individual securities and market sectors. Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles. JPMIM is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity, legal provisions and the structure of the transaction. As part of its investment process, JPMIM considers certain environmental, social and governance factors that it believes could have a material negative or positive impact on the risk profiles of certain securities or countries in which a Fund may invest. These determinations may not be conclusive and securities or countries that may be negatively impacted by such factors may be purchased and retained by each Fund while the Funds may divest or not invest in securities of issuers that may be positively impacted by such factors.

Each Fund operates as a diversified investment company under the 1940 Act. Each Fund may engage in securities lending to increase its income.

International Research Enhanced Equity Reorganization

JPMorgan International Research Enhanced Equity Fund and JPMorgan International Research Enhanced Equity ETF have the same investment objective. Each Fund seeks to provide long-term capital appreciation.

Each Fund employs the same investment strategies in seeking to achieve its objective. Under normal circumstances, each Fund invests at least 80% of its Assets in equity securities. “Assets” means net assets, plus the amount of borrowings for investment purposes. Each Fund primarily invests in foreign companies of various market capitalizations, including foreign subsidiaries of U.S. companies. The equity securities in which each Fund may invest include, but are not limited to, common stock, preferred stock, depositary receipts, privately placed securities and real estate investment trusts (“REITs”).

Each Fund seeks to outperform the MSCI Europe, Australasia, Far East (EAFE) Index (net of foreign withholding taxes) (the “Index”) over time while maintaining similar risk characteristics, including sector and geographic risks. In implementing its strategy, each Fund primarily invests in securities included within the universe of the Index. In addition, each Fund may also invest in securities not included within the Index. Each Fund only invests in the securities of companies located in developed markets.

Within each sector, each Fund may modestly overweight equity securities that it considers undervalued while modestly underweighting or not holding equity securities that appear overvalued. By emphasizing investment in equity securities that appear undervalued or fairly valued, each Fund seeks returns that modestly exceed those of the Index over the long term with a modest level of volatility.

Each Fund may use exchange-traded futures to gain exposure to particular foreign securities or markets and for the efficient management of cash flows. Each Fund may invest in securities denominated in any currency and may from time to time hedge a portion of its foreign currency exposure using currency forwards.

An issuer of a security will be deemed to be located in a particular country if: (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its total assets situated in such country.

In managing each Fund, JPMIM combines fundamental research with a disciplined portfolio construction process. JPMIM utilizes proprietary research, risk management techniques and individual security selection in constructing each Fund’s portfolio. In-depth, fundamental research into individual securities is conducted by research analysts who emphasize each issuer’s long-term prospects. This research allows JPMIM to rank issuers within each sector group according to what it believes to be their relative value. As a part of this analysis, JPMIM seeks to assess the risks presented by certain environmental, social and governance factors. While these particular risks are considered, securities of issuers presenting such risks may be purchased and retained by each Fund.

JPMIM will ordinarily overweight securities which it deems to be attractive and underweight or not hold those securities which it believes are unattractive. JPMIM may sell a security as its valuations or rankings change or if more attractive investments become available.

In managing each Fund, JPMIM will seek to help manage risk in the Fund’s portfolio by investing in issuers in at least three foreign countries. However, each Fund may invest a substantial part of its assets in just one country.

Each Fund operates as a diversified investment company under the 1940 Act. Each Fund may engage in securities lending to increase its income.

Market Expansion Enhanced Reorganization

JPMorgan Market Expansion Enhanced Index Fund and JPMorgan Market Expansion Enhanced Equity ETF have the same investment objective. Each Fund seeks to provide investment results that correspond to or incrementally exceed the total return performance of an index that tracks the performance of the small- and mid-capitalization equity markets.

Each Fund employs substantially similar investment strategies in seeking to achieve its objective. As a non-fundamental policy, under normal circumstances, each Fund will hold at least 80% of its Assets in stocks in the S&P 1000 Index. In addition, under normal circumstances, JPMorgan Market Expansion Enhanced Equity ETF will hold at least 80% of its Assets in equity securities. This additional policy is also non-fundamental. “Assets” means net assets, plus the amount of borrowings for investment purposes. The S&P 1000 Index is an index which includes stocks of small- and mid-capitalization companies. As of September 30, 2021, the market capitalizations of the companies in the S&P 1000 Index ranged from $125 million to $15,888 million. Because each Fund uses an enhanced index strategy, not all of the stocks in the S&P 1000 Index are included in the Fund, and each Fund’s position in an individual stock may be overweighted or underweighted when compared to the index. In addition, each Fund may modestly overweight or underweight the sectors and industries within the index. Each Fund seeks returns that modestly exceed those of the S&P 1000 Index over the long term with a modest divergence to the benchmark. In implementing its main strategies, each Fund invests primarily in common stocks and REITs.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which each Fund can invest. Each Fund may use futures contracts to gain or reduce exposure to its index, maintain liquidity and minimize transaction costs. In managing cash flows, each Fund buys futures contracts to invest incoming cash in the market or sells futures contracts in response to cash outflows, thereby gaining market exposure to the index while maintaining a cash balance for liquidity.

Each Fund uses an enhanced index strategy that seeks to provide investment results that correspond to or incrementally exceed the total return performance of the S&P 1000 Index. In managing each Fund, JPMIM employs a process that ranks S&P 1000 Index stocks based on its proprietary stock ranking system. The proprietary ranking system seeks to rank stocks based on company financials, data science techniques, and proprietary fundamental analysis. The rankings are used to place stocks into each Fund’s portfolio. As part of its investment process, JPMIM seeks to assess the impact of environmental, social and governance factors on the companies in which each Fund invests. JPMIM’s assessment is based on a proprietary analysis of key opportunities and risks across industries to seek to identify financially material issues on each Fund’s investments in securities and ascertain key issues that merit engagement with company management. These assessments may not be conclusive and securities of companies may be purchased and retained by each Fund for reasons other than material ESG factors. In general, stocks are purchased when they are among the top ranked within their sector. Stocks become candidates for sale when their ranking falls, when they appear unattractive or when the company is no longer included in the S&P 1000 Index.

Each Fund operates as a diversified investment company under the 1940 Act. Each Fund may engage in securities lending to increase its income.

Realty Income Reorganization

JPMorgan Realty Income Fund and JPMorgan Realty Income ETF have the same investment objective. Each Fund seeks to provide high total investment return through a combination of capital appreciation and current income.

Each Fund employs the same investment strategies in seeking to achieve its objective. Each Fund seeks to achieve its objective by investing substantially all of its assets, and in any event under normal circumstances at least 80% of its net assets (plus the amount of any borrowings for investment purposes), in equity securities of REITs, including REITs with relatively small market capitalizations. Each Fund may invest in both equity REITs and mortgage REITs. Equity REITs take ownership interests in real estate. Mortgage REITs invest in mortgages (loans secured by interests in real estate). Each Fund may also invest up to 15% of net assets in illiquid holdings.

JPMIM manages the portfolio utilizing a disciplined investment process that focuses on stock selection rather than focusing on particular sectors or themes. JPMIM’s portfolio management team continuously screens the target universe of investments, selecting companies that exhibit superior financial strength, operating returns and attractive growth prospects.

JPMIM’s REIT research team takes an in-depth look at each company’s ability to generate earnings over a long-term business cycle, rather than focusing solely on near-term expectations. These research efforts allow the team to determine each company’s normalized earnings (i.e., projected earnings adjusted to reflect what the company should earn at the midpoint of an economic cycle) and growth potential, from which they evaluate whether each company’s current price fully reflects its long-term value. As part of its investment process, JPMIM seeks to assess the impact of environmental, social and governance factors on the companies in which the Fund invests. JPMIM’s assessment is based on a proprietary analysis of key opportunities and risks across industries to seek to identify financially material issues on each Fund’s investments in securities and ascertain key issues that merit engagement with company management. These assessments may not be conclusive and securities of companies may be purchased and retained by each Fund for reasons other than material ESG factors.

Each Fund operates as a non-diversified investment company under the 1940 Act. This means that each Fund may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would.

Each Fund may engage in securities lending to increase its income.

Fundamental Investment Policies

Each Target Fund and its corresponding Acquiring Fund have adopted the same fundamental investment policies, which may not be changed without prior shareholder approval. The fundamental investment policies for JPMorgan Inflation Managed Bond ETF, JPMorgan Market Expansion Enhanced Equity ETF, and JPMorgan Realty Income ETF are listed in the Funds’ statement of additional information dated December 6, 2021. The fundamental investment policies for JPMorgan International Research Enhanced Equity ETF are listed in the Fund’s statement of additional information dated January 12, 2022. These materials are incorporated by reference into the Statement of Additional Information, and are available upon request. Each Target Fund’s fundamental and non-fundamental investment policies are listed in its respective statement of additional information, each of which is incorporated by reference into the Statement of Additional Information, and is available upon request.

What are the principal risks of an investment in the Acquiring Funds?

An investment in each Acquiring Fund involves risks common to most open-end funds. There is no guarantee against losses resulting from investments in the Funds, nor that the Funds will achieve their investment objectives. You may lose money if you invest in the Funds. The risks associated with an investment in the shares of an Acquiring Fund and its corresponding Target Fund are substantially similar, except that each Acquiring Fund is subject to certain risks specific to operating as an ETF. An investment in the shares of an Acquiring Fund is subject to the following ETF-specific risks:

ETF Shares Trading Risk: Acquiring Fund shares are listed for trading on Cboe or NYSE Arca (an “Exchange”), and are bought and sold in the secondary market at market prices. The market prices of an Acquiring Fund’s shares are expected to fluctuate, in some cases materially, in response to changes in an Acquiring Fund’s NAV, the intraday value of the Acquiring Fund’s holdings and supply and demand for the Acquiring Fund’s shares. JPMIM cannot predict whether an Acquiring Fund’s shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for an Acquiring Fund’s shares (including through a trading halt), as well as other factors, may result in the Acquiring Fund’s shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Acquiring Fund’s holdings. During such periods, you may incur significant losses if you sell your Acquiring Fund shares.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with an Acquiring Fund. Each Acquiring Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to an Acquiring Fund and no other authorized participant creates or redeems, an Acquiring Fund’s shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

For further information about the risks of investments in the Funds, see the section entitled “Comparison of the Funds’ Risks” below.

How will the Reorganizations affect my fees and expenses?

Following the Reorganizations, each Acquiring Fund is expected to have a lower net expense ratio than each share class of its corresponding Target Fund after taking into consideration fee waivers agreed to by JPMIM. These fee waivers will remain in effect for at least three years from the effective date of each Reorganization. A comparison of the fees and expenses of the Target Funds and Acquiring Funds is provided below under the heading, “What are the fees and expenses of the Funds and what might they be after the Reorganizations?”

What are the distribution arrangements for the Funds?

The Target Funds and Acquiring Funds are distributed by JPMorgan Distribution Services, Inc., (the “Distributor”), which serves as the principal underwriter for the shares of the Funds. The Distributor is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers. The Distributor or its agent distributes Creation Units (as defined below) for the Acquiring Funds on an agency basis. The Distributor does not maintain a secondary market in shares of the Acquiring Funds. The Distributor has no role in determining the investment policies of the Acquiring Funds or the securities that are purchased or sold by the Funds. The Distributor’s principal address is 1111 Polaris Parkway, Columbus, OH 43240.

What are the Funds’ arrangements for purchases, exchanges, and redemptions

The Target Funds and the Acquiring Funds have different procedures for purchasing, exchanging, and redeeming shares, which are summarized below. You may refer to the applicable Acquiring Fund prospectus accompanying this Information Statement/Prospectus under the section entitled “Purchase and Redemption of Shares” for the procedures applicable to purchases and redemptions of the shares of the Acquiring Funds. The Target Fund prospectuses each provide information under the sections entitled “Purchasing Fund Shares,” “Exchanging Fund Shares,” and “Redeeming Fund Shares” with respect to the procedures applicable to purchases, exchanges, and sales of the shares of the Target Funds.

Acquiring Funds

Most investors will buy and sell shares of the Acquiring Funds in secondary market transactions through brokers. Shares of the Acquiring Funds are listed and traded on the secondary market on an Exchange. Shares of each of JPMorgan International Research Enhanced Equity ETF, JPMorgan Market Expansion Enhanced Equity ETF, and JPMorgan Realty Income ETF will be traded on NYSE Arca, while shares of JPMorgan Inflation Managed Bond ETF will be traded on Cboe. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although shares of an Acquiring Fund are generally purchased and sold in “round lots” of 100 shares, brokerage firms typically permit investors to purchase or sell shares in smaller “odd lots,” at no per-share price differential. When buying or selling shares of an Acquiring Fund through a broker, you may incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The spread varies over time for shares of an Acquiring Fund based on the Acquiring Fund’s trading volume and market liquidity and is generally lower if the Acquiring Fund has a lot of trading volume and market liquidity. Shares of an Acquiring Fund will trade on an exchange at prices that may differ to varying degrees from the daily NAV of the shares.

An Acquiring Fund’s shares will be issued or redeemed by the Acquiring Fund at NAV per share only in a large specified number of shares called a “Creation Unit” or multiples thereof. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with an Acquiring Fund must have entered into an authorized participant agreement with the Distributor, or purchase through a dealer that has entered into such an agreement. Further information about the procedures applicable to purchases and redemptions of Creation Units for an Acquiring Fund is set forth in the Acquiring Fund’s prospectus and statement of additional information.

The Acquiring Funds do not provide for the exchange of shares.

Target Funds

An investor may purchase shares of a Target Fund directly from the Target Funds through the Distributor or through a financial intermediary. Each Target Fund offers multiple share classes, and each share class has different sales charges, expenses, and/or minimum investments. Purchase and redemption orders will be accepted only on days that a Target Fund is open for business. The Target Funds are open for business on each day the New York Stock Exchange (“NYSE”) is open for trading. The NYSE is closed for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A purchase or redemption order received by the Target Funds prior to the close of regular trading on the NYSE (normally 4:00 p.m. ET) (“Fund Close”), on a day the Target Funds are open for business, will be effected at that day’s NAV. The Target Funds will not treat an intra-day unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m. ET, if the particular disruption or closure directly affects only the NYSE. An order received after the Fund Close will generally be effected at the NAV determined on the next business day. However, orders received by financial intermediaries on a business day prior to the Fund Close and communicated to the Target Funds prior to such time as agreed upon by the Target Funds and the financial intermediary will be effected at the NAV determined on the business day the order was received by the financial intermediary.

Shareholders of the Target Funds may exchange their shares of a Target Fund for shares of other J.P. Morgan mutual funds, subject to the applicable exchange privileges associated with the share class in which the shareholder is transacting. Following an exchange, the fees and expenses of the new share class may be higher than those of the share class the shareholder previously held.

Shareholders of the Target Funds may redeem some or all of their shares on any day that the Target Funds are open for business. Shareholders will not be permitted to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or, for certain share classes, through an ACH transaction for five business days following the acceptance of a purchase order unless such shareholder provides satisfactory proof that their purchase check or, for certain share classes, ACH transaction has cleared (sometimes referred to as uncollected shares). If a Target Fund or financial intermediary receives a redemption order before the close of the NYSE (normally 4 p.m. ET or before 4:00p.m. ET, if the NYSE closes before 4:00 p.m. ET), the shareholder will receive the NAV per share calculated after the redemption order is received in good order (meaning that it includes the information required by, and complies with security requirements implemented by, the Target Fund’s transfer agent or the Target Fund), minus the amount of any applicable charges or fees. A shareholder’s financial intermediary may have an earlier cut-off time for redemption orders and may charge a fee to process redemption of shares. A shareholder that redeems out of shares of a Target Fund that accrues a daily dividend will accrue a dividend on the day of the redemption.

What are the Funds’ arrangements for payments to broker-dealers and other financial intermediaries?

If you purchase shares of a Target Fund through a broker-dealer or other financial intermediary (such as a bank), the Target Fund, JPMIM and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Target Fund over another investment.

If you purchase shares of an Acquiring Fund through a broker-dealer or other financial intermediary (such as a bank), JPMIM and its related companies may pay the financial intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment.

Ask your salesperson or visit your financial intermediary’s website for more information.

COMPARISON OF SOME IMPORTANT FEATURES OF THE FUNDS

How do the performance records of the Funds compare?

Each Acquiring Fund is a newly-formed “shell” fund that has not yet commenced operations, and therefore, will have no performance history prior to the Reorganization. Each Acquiring Fund has been organized solely in connection with the Reorganization to acquire all of the assets and liabilities of its corresponding Target Fund and continue the business of the Target Fund. Therefore, after the Reorganization, the Target Fund will remain the “accounting survivor.” This means that the Acquiring Funds will continue to show the historical investment performance and returns of the Target Funds (even after liquidation of the Target Funds).

The historical performance of each Target Fund, as it is to be adopted by its corresponding Acquiring Fund, is included in the Acquiring Fund prospectus(es) that accompanies this Information Statement/Prospectus.

What are the fees and expenses of the Funds and what might they be after the Reorganizations?

Shareholders of the Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy, hold and sell shares of each Fund. The fees and expenses in the tables appearing below are based on the expenses paid by each Target Fund as of June 30, 2021 for JPMorgan Market Expansion Enhanced Index Fund (the end of the Fund’s most recently completed fiscal year), August 31, 2021 for JPMorgan Inflation Managed Bond Fund and JPMorgan Realty Income Fund (the end of the Funds’ most recently completed semi-annual period), and October 31, 2021 for JPMorgan International Research Enhanced Equity Fund (the end of the Fund’s most recently completed fiscal year) and the anticipated expenses of each Acquiring Fund during its first year of operation.

The tables show the pro forma expenses of each combined Acquiring Fund after giving effect to the respective Reorganization, based on pro forma net assets as of June 30, 2021 for the Market Expansion Enhanced Reorganization, August 31, 2021 for the Inflation Managed Bond Reorganization and the Realty Income Reorganization, and October 31, 2021 for the International Research Enhanced Equity Reorganization. The fee tables do not reflect the costs associated with the Reorganizations. There is no separate pro forma combined column because the Acquiring Funds pro forma tables shows the fees and expenses that will apply going forward; the Acquiring Funds are not operational and do not currently have investment assets. Pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers do not reflect any potential liquidation of shareholders associated with the Reorganization or cash paid in lieu of fractional Acquiring Fund shares. Actual expenses may vary significantly.

Fees

Inflation Managed Bond Reorganization

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Target Fund – JPMorgan Inflation Managed Bond Fund					Pro-Forma – Acquiring Fund – JPMorgan Inflation Managed Bond ETF
	Class A	Class C	Class I	Class R5	Class R6	ETF Shares
Management Fees	0.28%	0.28%	0.28%	0.28%	0.28%	0.28%
Distribution (Rule 12b-1) Fees	0.25%	0.75%	None	None	None	None
Other Expenses	0.36%	0.36%	0.35%	0.20%	0.10%	0.10%
Service Fees	0.25%	0.25%	0.25%	0.10%	None	None
Remainder of Other Expenses	0.11%	0.11%	0.10%	0.10%	0.10%	0.10%[1]
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%[1]
Total Annual Fund Operating Expenses	0.90%	1.40%	0.64%	0.49%	0.39%	0.39%
Fee Waivers and or Expense Reimbursements	-0.15%[2]	-0.00%[2]	-0.09%[2]	-0.04%[2]	-0.04%[2]	-0.14%[3]
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.75%[2]	1.40%[2]	0.55%[2]	0.45%[2]	0.35%[2]	0.25%[3]

[1]	“Remainder of Other Expenses” and “Acquired Fund Fees and Expenses” are based on estimated amounts for the current fiscal year.

[2]

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed 0.75%, 1.40%, 0.55%, 0.45%, and 0.35% of the average daily net assets of Class A, Class C, Class I Shares, Class R5 Shares, and Class R6 Shares respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 6/30/22, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.

[3]

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, costs of shareholder meetings, and extraordinary expenses) exceed 0.25% of the average daily net assets of the Acquiring Fund. The Acquiring Fund may invest in one or more money market funds advised by JPMIM or its affiliates (affiliated money market funds). The Acquiring Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Acquiring Fund because of the Acquiring Fund’s investment in such money market funds. These waivers are in effect through 6/30/25, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Acquiring Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Acquiring Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.

International Research Enhanced Equity Reorganization

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Target Fund – JPMorgan International Research Enhanced Equity Fund			Pro-Forma – Acquiring Fund – JPMorgan International Research Enhanced Equity ETF
	Class A	Class I	Class R6	ETF Shares
Management Fees	0.20%	0.20%	0.20%	0.20%
Distribution (Rule 12b-1) Fees	0.25%	None	None	None
Other Expenses	0.43%	0.36%	0.11%	0.11%
Service Fees	0.25%	0.25%	None	None
Remainder of Other Expenses	0.18%	0.11%	0.11%	0.11%[1]
Total Annual Fund Operating Expenses	0.88%	0.56%	0.31%	0.31%
Fee Waivers and or Expense Reimbursements	-0.28%[2]	-0.21%[2]	-0.06%[2]	-0.07%[3]
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.60%[2]	0.35%[2]	0.25%[2]	0.24%[3]

[1]	“Remainder of Other Expenses” is based on estimated amounts for the current fiscal year.

[2]

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed 0.60%, 0.35%, and 0.25% of the average daily net assets of Class A, Class I Shares, and Class R6 Shares respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/22, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.

[3]

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, costs of shareholder meetings, and extraordinary expenses) exceed 0.24% of the average daily net assets of the Acquiring Fund. The Acquiring Fund may invest in one or more money market funds advised by JPMIM or its affiliates (affiliated money market funds). The Acquiring Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Acquiring Fund because of the Acquiring Fund’s investment in such money market funds. These waivers are in effect through 6/30/25, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Acquiring Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Acquiring Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.

Market Expansion Enhanced Reorganization

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Target Fund – JPMorgan Market Expansion Enhanced Index Fund					Pro-Forma – Acquiring Fund – JPMorgan Market Expansion Enhanced Equity ETF
	Class A	Class C	Class I	Class R2	Class R6	ETF Shares
Management Fees	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution (Rule 12b-1) Fees	0.25%	0.75%	None	0.50%	None	None
Other Expenses	0.37%	0.38%	0.35%	0.50%	0.10%	0.09%
Service Fees	0.25%	0.25%	0.25%	0.25%	None	None
Remainder of Other Expenses	0.12%	0.13%	0.10%	0.25%	0.10%	0.09%[1]
Total Annual Fund Operating Expenses	0.87%	1.38%	0.60%	1.25%	0.35%	0.34%
Fee Waivers and or Expense Reimbursements	-0.27%[2]	-0.28%[2]	-0.25%[2]	-0.25%[2]	-0.10%[2]	-0.10%[3]
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.60%[2]	1.10%[2]	0.35%[2]	1.00%[2]	0.25%[2]	0.24%[3]

[1]	“Remainder of Other Expenses” is based on estimated amounts for the current fiscal year.

[2]

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed 0.60%, 1.10%, 0.35%, 1.00%, and 0.25% of the average daily net assets of Class A, Class C, Class I Shares, Class R2 Shares, and Class R6 Shares respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 10/31/22, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.

[3]

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, costs of shareholder meetings, and extraordinary expenses) exceed 0.24% of the average daily net assets of the Acquiring Fund. The Acquiring Fund may invest in one or more money market funds advised by JPMIM or its affiliates (affiliated money market funds). The Acquiring Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Acquiring Fund because of the Acquiring Fund’s investment in such money market funds. These waivers are in effect through 6/30/25, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Acquiring Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Acquiring Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.

Realty Income Reorganization

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Target Fund – JPMorgan Realty Income Fund						Pro-Forma – Acquiring Fund – JPMorgan Realty Income ETF
	Class A	Class C	Class I	Class L	Class R5	Class R6	ETF Shares
Management Fees	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution (Rule 12b-1) Fees	0.25%	0.75%	None	None	None	None	None
Other Expenses	0.40%	0.40%	0.35%	0.20%	0.20%	0.10%	0.09%
Service Fees	0.25%	0.25%	0.25%	0.10%	0.10%	None	None
Remainder of Other Expenses	0.15%	0.15%	0.10%	0.10%	0.10%	0.10%	0.09%[1]
Total Annual Fund Operating Expenses	1.25%	1.75%	0.95%	0.80%	0.80%	0.70%	0.69%
Fee Waivers and or Expense Reimbursements	-0.07%[2]	-0.07%[2]	-0.02%[2]	-0.02%[2]	-0.02%[2]	-0.02%[2]	-0.19%[3]
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	1.18%[2]	1.68%[2]	0.93%[2]	0.78%[2]	0.78%[2]	0.68%[2]	0.50%[3]

[1]	“Remainder of Other Expenses” is based on estimated amounts for the current fiscal year.

[2]

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed 1.18%, 1.68%, 0.93%, 0.78%, 0.78%, and 0.68% of the average daily net assets of Class A, Class C, Class I Shares, Class L, Class R5 Shares, and Class R6 Shares respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 6/30/22, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.

[3]

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, costs of shareholder meetings, and extraordinary expenses) exceed 0.50% of the average daily net assets of the Acquiring Fund. The Acquiring Fund may invest in one or more money market funds advised by JPMIM or its affiliates (affiliated money market funds). The Acquiring Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Acquiring Fund because of the Acquiring Fund’s investment in such money market funds. These waivers are in effect through 6/30/25, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Acquiring Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Acquiring Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.

Expense Examples

These Examples are meant to help you compare the cost of investing in each Acquiring Fund with the cost of investing in the corresponding Target Fund.

Each Example assumes that you invest $10,000 in the Funds for the time periods indicated. Each Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements that are or will be in effect for the Target Funds and the Acquiring Funds, as described above in the Funds’ respective fee tables, and total annual fund operating expenses thereafter. There is no separate pro forma combined row because the Acquiring Funds pro forma row shows the estimated costs after giving effect to the respective Reorganization; the Acquiring Funds are not operational and do not currently have investment assets. Pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers do not reflect any potential liquidation of shareholders associated with the Reorganization or cash paid in lieu of fractional Acquiring Fund shares. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Inflation Managed Bond Reorganization	1 Year	3 Years	5 Years	10 Years
JPMorgan Inflation Managed Bond — Target Fund
Class A	$449	$637	$841	$1,428
Class C	$243	$443	$766	$1,680
Class I	$56	$196	$348	$790
Class R5	$46	$153	$270	$612
Class R6	$36	$121	$215	$489
Pro Forma — Acquiring Fund (JPMorgan Inflation Managed Bond ETF)	$26	$80	$165	$440

International Research Enhanced Equity Reorganization	1 Year	3 Years	5 Years	10 Years
JPMorgan International Research Enhanced Equity Fund — Target Fund
Class A	$583	$764	$961	$1,528
Class I	$36	$158	$292	$681
Class R6	$26	$94	$168	$387
Pro Forma — Acquiring Fund (JPMorgan International Research Enhanced Equity ETF)	$25	$77	$148	$368

Market Expansion Enhanced Reorganization	1 Year	3 Years	5 Years	10 Years
JPMorgan Market Expansion Enhanced Index Fund — Target Fund
Class A	$583	$762	$957	$1,518
Class C	$212	$409	$729	$1,493
Class I	$36	$167	$310	$726
Class R2	$102	$372	$662	$1,489
Class R6	$26	$102	$186	$433
Pro Forma — Acquiring Fund (JPMorgan Market Expansion Equity ETF)	$25	$77	$152	$393

Realty Income Reorganization	1 Year	3 Years	5 Years	10 Years
JPMorgan Realty Income Fund — Target Fund
Class A	$639	$894	$1,169	$1,951
Class C	$271	$544	$942	$1,925
Class I	$95	$301	$524	$1,165
Class L	$80	$253	$442	$988
Class R5	$80	$253	$442	$988
Class R6	$69	$222	$388	$869
Pro Forma — Acquiring Fund (JPMorgan Realty Income ETF)	$51	$160	$312	$789

What are the Funds’ income and capital gain distribution policies?

The distribution policies of the Target Funds are the same as their corresponding Acquiring Funds with respect to the timing of distributions. JPMorgan Inflation Managed Bond Fund and JPMorgan Inflation Managed Bond ETF generally distribute net investment income, if any, at least monthly. JPMorgan International Research Enhanced Equity Fund and JPMorgan International Research Enhanced Equity ETF generally distribute net investment income, if any, at least annually. JPMorgan Market Expansion Enhanced Index Fund and JPMorgan Market

Expansion Enhanced Equity ETF generally distribute net investment income, if any, at least annually. JPMorgan Realty Income Fund and JPMorgan Realty Income ETF generally distribute net investment income, if any, at least quarterly. Each Fund will distribute net realized capital gain, if any, at least annually. For each taxable year, each Fund will generally distribute substantially all of its net investment income and net realized capital gain.

What are the Funds’ pricing and valuation arrangements?

The Target Funds have the same procedures for valuing their portfolio securities as their corresponding Acquiring Funds.

For both the Acquiring Funds and the Target Funds, NAV is calculated each business day as of the close of the NYSE (or Cboe for the Funds involved in the Inflation Managed Bond Reorganization), which is typically 4:00 p.m. E.T. On occasion, the NYSE (or the Cboe, as applicable) will close before 4:00 p.m. E.T. When that happens, a Fund’s NAV will be calculated as of the time the NYSE (or the Cboe, as applicable) closes. The Funds will not treat an intraday unscheduled disruption or closure in NYSE trading (or Cboe trading, as applicable) as a closure of the NYSE (or Cboe, as applicable) and will calculate their NAVs as of 4:00 p.m. E.T. if the particular disruption or closure directly affects only the NYSE (or Cboe, as applicable). Further information about the Funds’ pricing and valuation arrangements is contained in the prospectuses and statements of additional information of the Target Funds and Acquiring Funds.

Who manages the Funds?

Each Acquiring Fund is a series of the ETF Trust. The ETF Trust is governed by a Board of Trustees, which is responsible for overseeing all business activities of the Acquiring Funds.

JPMIM is the investment adviser to the Acquiring Funds. JPMIM is located at 383 Madison Avenue, New York, NY 10179. JPMIM also serves as the investment adviser to the Target Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan Chase”), a bank holding company. In rendering investment advisory services to the Funds, JPMIM uses the portfolio management, research and other resources of a foreign (non-U.S.) affiliate of JPMIM and may provide services to the Funds through a “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC. Under this relief, U.S. registered investment advisers are allowed to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser.

Each Target Fund currently pays JPMIM an advisory fee based on a percentage of average daily net assets. The management fee for each Target Fund is as follows:

Target Fund
JPMorgan Inflation Managed Bond Fund	0.28%
JPMorgan International Research Enhanced Equity Fund	0.20%
JPMorgan Market Expansion Enhanced Index Fund	0.25%
JPMorgan Realty Income Fund	0.60%

During the twelve-month period ended June 30, 2021 for JPMorgan Market Expansion Enhanced Index Fund (the end of the Fund’s most recently completed fiscal year), February 28, 2021 for JPMorgan Inflation Managed Bond Fund and JPMorgan Realty Income Fund (the end of each Fund’s most recently completed fiscal year), and October 31, 2021 for JPMorgan International Research Enhanced Equity Fund (the end of the Fund’s most recently completed fiscal year), each Target Fund paid JPMIM the following effective management fees (net of waivers).

Target Fund
JPMorgan Inflation Managed Bond Fund	0.25%
JPMorgan International Research Enhanced Equity Fund	0.16%
JPMorgan Market Expansion Enhanced Index Fund	0.19%
JPMorgan Realty Income Fund	0.58%

Each Acquiring Fund will pay JPMIM an advisory fee based on a percentage of average daily net assets. The management fee for each Acquiring Fund is as follows:

Acquiring Fund
JPMorgan Inflation Managed Bond ETF	0.28%
JPMorgan International Research Enhanced Equity ETF	0.20%
JPMorgan Market Expansion Enhanced Equity ETF	0.25%
JPMorgan Realty Income ETF	0.60%

The Acquiring Funds have no operational history and therefore no effective annual advisory fees to report.

A discussion of the basis the Target Funds Board used in approving the investment advisory agreement for each of the Target Funds is available in the applicable recent shareholder report for the Funds. A discussion of the basis the Acquiring Funds Board used in approving the investment advisory agreement for each of the Acquiring Funds will be available in the first shareholder report for each of the Acquiring Funds.

The Funds’ portfolio management teams are composed as follows:

Reorganization	Fund	Portfolio Managers
Inflation Managed Bond Reorganization	JPMorgan Inflation Managed Bond Fund JPMorgan Inflation Managed Bond ETF	Scott Grimshaw Steven Lear David Rooney
International Research Enhanced Equity Reorganization	JPMorgan International Research Enhanced Equity Fund JPMorgan International Research Enhanced Equity ETF	Piera Elisa Grassi Nicholas Farserotu Winnie Cheung
Market Expansion Enhanced Reorganization	JPMorgan Market Expansion Enhanced Index Fund JPMorgan Market Expansion Enhanced Equity ETF	Phillip D. Hart Wonseok Choi Jonathan Tse Akash Gupta
Realty Income Reorganization	JPMorgan Realty Income Fund JPMorgan Realty Income ETF	Scott Blasdell Jason Ko

Further information on the Funds’ portfolio management teams is available in the Funds’ respective prospectuses and statements of additional information.

Additional Fee Waiver and/or Expense Reimbursement

In addition to the contractual fee waivers described above, service providers to the Acquiring Funds (as is the case for the Target Funds) may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. The Funds’ service providers may discontinue or modify these voluntary actions at any time without notice. Performance for the Acquiring Funds, when available, will reflect (and performance for the Target Funds reflects) the voluntary waiver of fees and/or the reimbursement of expenses, if any. Without these voluntary waivers and/or expense reimbursements, performance would be less favorable.

INFORMATION ABOUT THE REORGANIZATIONS

Reasons for the Reorganizations

After consideration of all relevant factors, including the potential impact of the Reorganizations on different subsets of each Target Fund’s shareholders, JPMIM proposed that each Target Fund be reorganized into its corresponding Acquiring Fund because of certain benefits associated with the ETF structure, which JPMIM believes will better serve the interests of shareholders. Each Target Fund and its corresponding Acquiring Fund have identical investment objectives and investment restrictions and have substantially similar investment strategies. The Acquiring Funds, however, will have the benefits of operating in the ETF structure. JPMIM will continue as the investment adviser of each Acquiring Fund after the Reorganization and no change in portfolio managers will result from the Reorganization.

As shareholders of ETFs after the Reorganizations, shareholders may bear certain costs associated with maintaining brokerage accounts and buying and selling Acquiring Fund shares in the secondary market, including commissions, spreads and other transactions costs, that the shareholders do not experience as shareholders of the Target Funds.

Current shareholders of each class of the Target Funds are expected to benefit directly from the reduced net expense ratio of each corresponding Acquiring Fund. Following the Reorganizations, each Acquiring Fund will have a lower net expense ratio than each share class of its corresponding Target Fund after taking into consideration fee waivers agreed to by JPMIM. These fee waivers will remain in effect for at least three years from the effective date of each Reorganization.

Current shareholders of each class of the Target Funds also are expected to benefit from the potential for greater tax efficiency within an ETF structure with respect to the management of capital gains. While the tax treatment of ETFs and mutual funds is the same, the mechanics of the creation and redemption process for ETFs allows ETFs to acquire securities in-kind and redeem securities in-kind, which generally allows shareholders of an ETF to defer the realization of capital gains as the result of the ETF’s portfolio transactions. In contrast, when portfolio securities are sold within a mutual fund (either to rebalance the mutual fund’s holdings or to raise cash for redemptions), the sale can create capital gains within the mutual fund that impact all taxable shareholders of the mutual fund. It is intended that JPMorgan Inflation Managed Bond ETF may create and redeem entirely or in part on a cash basis, unlike the other Acquiring Funds, which will create and redeem securities in-kind. Accordingly, JPMorgan Inflation Managed Bond ETF will not benefit from the enhanced tax efficiency of the ETF structure to the same extent as the other Acquiring Funds.

Relatedly, ETFs typically do not have to maintain as large cash positions or sell as many securities to meet redemption requests. Accordingly, the Acquiring Funds may operate with less cash and incur lower transaction costs than the corresponding Target Fund. Because it is anticipated that JPMorgan Inflation Managed Bond ETF may create and redeem entirely or in part on a cash basis, it may need to maintain a larger cash position than the other Acquiring Funds and may incur greater transaction costs than the other Acquiring Funds.

Moreover, ETFs that use their creation and redemption process to acquire securities in-kind and redeem securities in-kind are generally able to externalize certain transaction costs (brokerage fees, commissions, spreads) that traditional open-end funds incur in the ordinary course of their investment activities. These transaction costs can impact a fund’s performance. Accordingly, shareholders of the Acquiring Funds may also benefit from a reduction in certain transaction costs that are incurred by the Target Funds.

In addition, shareholders are expected to benefit from the secondary market liquidity of the Acquiring Funds. Shareholders of a Target Fund can only purchase or redeem shares of the Target Fund at a price based on the Target Fund’s NAV that is next calculated after your order is received by the Target Fund. This NAV is calculated once per business day. Shareholders of an Acquiring Fund, however, will be able to purchase and sell shares of the Acquiring Fund throughout a trading day on the secondary market. These trades will occur at market prices, which may be higher or lower than the Acquiring Fund’s NAV. This flexibility will give shareholders the opportunity to act on purchase and sale decisions immediately, rather than waiting to receive the Acquiring Fund’s NAV.

Shareholders will also gain the additional benefit of full daily transparency into the underlying portfolio holdings of the Acquiring Fund. Currently, the Target Funds only provide periodic disclosure of their complete portfolio holdings. Following the Reorganizations, however, each Acquiring Fund will make its complete portfolio holdings public each business day. This holdings information, along with other information about the Acquiring Funds, will be found on each Acquiring Fund’s website.

In addition, JPMIM believes that the Reorganizations present attractive opportunities for growth for the Acquiring Funds in light of their expected positioning as ETFs within their respective investment categories, and are intended to expand JPMIM’s ability to deliver more of its investment capabilities in the ETF vehicle.

The Target Funds Board considered the Reorganizations proposed by JPMIM and approved each Plan with respect to each Target Fund. In considering each Plan, the Target Funds Board requested and received detailed information from the officers of the Target Fund Trusts, and representatives of JPMIM regarding the Reorganizations, including: (1) the investment objectives, investment strategies, and fundamental investment policies of each Target Fund and the corresponding Acquiring Fund; (2) a comparison of the fees and expenses of the Funds; (3) the proposed plans for ongoing management, distribution, and operation of the Acquiring Funds; (4) the management and business of JPMIM and its affiliates; (5) the impact of the Reorganizations on the Target Funds and shareholders of the Target Funds, including different subsets of Target Fund shareholders; and (6) the specific terms of the Plan.

In approving each Reorganization with respect to a Target Fund, the Target Funds Board, including all of the Independent Trustees, determined that (i) participation in the Reorganization is in the best interest of the Target Funds, and (ii) the interests of the existing Target Fund’s shareholders will not be diluted as a result of the Reorganization.

In making these determinations, the Target Funds Board, including all of the Independent Trustees, considered a number of factors, including the potential benefits and costs of each Reorganization to the shareholders of each Target Fund. These considerations included the following:

•	The investment objectives and fundamental investment policies of each Target Fund and its corresponding Acquiring Fund are identical and the investment strategies are substantially similar.

•

JPMIM is the adviser of both the Target Funds and Acquiring Funds, and there are no material differences in the contractual terms of a Target Fund’s investment management agreement with JPMIM as compared to the corresponding Acquiring Fund’s investment management agreement. The Target Funds Board also considered JPMIM’s representation that a Reorganization will not result in any decline in the level of services from the level of services that historically have been provided to a Target Fund.

•	A vote of shareholders of the Target Funds is not required under the organizational documents governing the Target Funds.

•	Each Reorganization met the conditions under Rule 17a-8 under the 1940 Act to be consummated without the vote of shareholders of a Target Fund or Acquiring Fund.

•

JPMIM will pay the costs of each Reorganization (including the legal costs associated with the Reorganizations) by waiving fees or reimbursing expenses to offset the costs incurred by the Target Funds and Acquiring Funds associated with the Reorganizations, including any brokerage fees and expenses incurred by the Funds related to the disposition and acquisition of assets as part of a Reorganization. Brokerage fees and expenses related to the disposition and acquisition of assets (including any disposition to raise cash to pay redemption proceeds) that are incurred in the ordinary course of business will not be covered by JPMIM.

•

Each Acquiring Fund will have a lower net expense ratio than each share class of its corresponding Target Fund after taking into consideration fee waivers agreed to by JPMIM and that these expense limitation agreements will remain in effect for at least three years from the effective date of each Reorganization.

•

Shareholders of a Target Fund must have a brokerage account that is permitted to hold ETF shares in order to receive shares of an Acquiring Fund, and if a shareholder does not hold their shares of a Target Fund through that type of brokerage account, the shareholder will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, the shareholder’s investment will be liquidated and the shareholder will receive cash equal in value to the NAV of their Target Fund shares. If a shareholder holds shares of a Target Fund through a fund direct IRA and does not take action prior to the Reorganization, the shareholder’s Target Fund shares will be exchanged for Morgan Shares of JPMorgan U.S. Government Money Market Fund equal in value to the NAV of the shareholder’s Target Fund shares. Alternatively, if a shareholder holds their shares of a Target Fund through an account with a financial intermediary that is not able to hold shares of an Acquiring Fund, like many group retirement plans, the financial intermediary may transfer the shareholder’s investment in a Target Fund to a different investment option prior to a Reorganization. In some cases, the liquidation of an investment and return of cash, or the transfer of an investment, may be subject to fees and expenses and may also be subject to tax. The Trustees also considered that JPMIM has implemented a communications plan intended to provide significant notice to shareholders so that they may enter into appropriate arrangements prior to the Reorganizations.

•	Each Reorganization is intended to be a tax-free reorganization.

•

Shares of an Acquiring Fund and, in some cases, cash, that would be received by the shareholders of a Target Fund in the exchange will be equal in aggregate NAV to the aggregate NAV of their shares of the Target Fund as of the Closing Date of the Reorganization

•	The Acquiring Funds do not issue fractional shares, so cash will be paid to some shareholders in lieu of fractional shares of the Acquiring Funds, in which case, the cash payment may be taxable.

•

The alternatives available for shareholders of each Target Fund, including the ability to redeem or exchange their shares of the Target Fund prior to the Reorganization without being subject to any Fund-imposed fees.

•

Current shareholders of each Target Fund are expected to benefit directly from the potential for greater tax efficiency and trading efficiency with the ETF structure. JPMorgan Inflation Managed Bond ETF will not benefit from the enhanced tax efficiency of the ETF structure to the same extent as the other Acquiring Funds.

Based upon their evaluation of the relevant information presented to it, the Target Funds Board, including all of the Independent Trustees approved each Reorganization. In connection with its approval the Target Funds Board determined with respect to each Reorganization that participation in the Reorganization is in the best interests of the shareholders of the Target Fund and that the interests of existing Target Fund Shareholders will not be diluted as a result of the Reorganization.

INFORMATION ABOUT THE PLANS

This is only a summary of the Plans. You should read the form of the Plan, which is attached as Appendix A to this Information Statement/Prospectus, for complete information about the Reorganizations.

How will the Reorganizations be carried out?

Each Reorganization will take place after various conditions are satisfied, including the preparation of certain documents. The ETF Trust and each Target Fund Trust will determine a specific Closing Date on which each Reorganization will take place.

Each Plan provides for the transfer of all of the assets and liabilities of a Target Fund to its corresponding Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Target Fund followed immediately by the distribution by the Target Fund to its shareholders of the portion of shares of the Acquiring Fund to which the shareholder is entitled in complete liquidation of the Target Fund except as noted below.

Shares of the Acquiring Fund will be transferred to each shareholder’s brokerage account. If a shareholder does not hold their shares of a Target Fund through a brokerage account that can accept shares of the corresponding Acquiring Fund on the Closing Date of the Reorganization, the shareholder will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, the shareholder’s investment will be liquidated and the shareholder will receive cash equal in value to the NAV of their Target Fund shares. If a shareholder holds shares of a Target Fund through a fund direct IRA, the shareholder’s Target Fund shares will be exchanged for Morgan Shares of JPMorgan U.S. Government Money Market Fund equal in value to the NAV of the shareholder’s Target Fund shares unless the shareholder provides alternative direction prior to the Reorganization. Alternatively, if a shareholder holds their shares of a Target Fund through an account with a financial intermediary that is not able to hold shares of an Acquiring Fund, like many group retirement plans, a financial intermediary may transfer the shareholder’s investment in a Target Fund to a different investment option prior to the Reorganization. In some cases, the liquidation of your investment and return of cash, or the transfer of your investment, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash.

After shares of the Acquiring Fund are distributed to the Target Fund’s shareholders, the Target Fund will be completely liquidated and dissolved. As a result of a Reorganization, you will cease to be a shareholder of the Target Fund and will become a shareholder of the Acquiring Fund. This exchange will occur on the Closing Date of the Reorganization, which is the specific date on which the Reorganization takes place. The expected Closing Date of each Reorganization is indicated below:

Reorganization	Expected Closing Date
Inflation Managed Bond Reorganization	April 8, 2022
Market Expansion Enhanced Reorganization	May 6, 2022
Realty Income Reorganization	May 20, 2022
International Research Enhanced Equity Reorganization	June 10, 2022

A Closing Date may be delayed. The Target Fund in which you hold shares will publicly disclose any changes to the applicable Closing Date.

The parties may agree to amend the Plan to the extent permitted by law. If the ETF Trust and a Target Fund Trust so agree, a Plan may be terminated or abandoned for one or more Reorganizations at any time before the Reorganizations.

The ETF Trust and each Target Fund Trust have made representations and warranties in their respective Plans that are customary in matters such as the Reorganizations. The Plan contains a number of conditions precedent that must occur before a Target Fund or Acquiring Fund is obligated to proceed with a Reorganization. One of these conditions requires that the ETF Trust and each Target Fund Trust shall have received a tax opinion from Dechert as described below that the consummation of a Reorganization will not result in the recognition of gain or loss for federal income tax purposes for the Target Fund, the Acquiring Fund or their shareholders.

Although shareholder approval of the Reorganizations is not required and JPMIM does not anticipate that a Reorganization will be terminated, if a Reorganization is terminated, shareholders of the Target Fund would be notified of the change and the Target Fund would continue to operate as a mutual fund as a series of the respective Target Fund Trust. No Reorganization will be contingent on the occurrence of any other Reorganization.

Who will pay the expenses of the Reorganizations?

JPMIM will pay for the costs incurred by the Funds associated with the Reorganizations (including the legal costs associated with the Reorganizations) by waiving fees or reimbursing expenses to offset the costs incurred by the Target Funds and Acquiring Funds associated with the Reorganizations, including any brokerage fees and expenses incurred by the Funds related to the disposition and acquisition of assets as part of a Reorganization.

The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation and filing of the Registration Statement and printing and distribution of the Information Statement/Prospectus, legal fees, accounting fees, and securities registration fees. Brokerage fees and expenses related to the disposition and acquisition of assets (including any disposition to raise cash to pay redemption proceeds) that are incurred in the ordinary course of business will not be covered by JPMIM. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

The following estimated expenses represent management’s estimate of the professional fees, charges by service providers, and any costs related to the printing and mailing of this Information Statement/Prospectus, as measured in terms total expenses and as a percentage of a Target Fund’s average net assets as of December 31, 2021.

These expenses associated with the Inflation Managed Bond Reorganization are estimated to equal $174,520. The expenses associated with the International Research Enhanced Equity Reorganization are estimated to equal $198,587. The expenses associated with the Market Expansion Enhanced Equity Reorganization are estimated to equal $182,913. The expenses associated with the Realty Income Reorganization are estimated to equal $176,301. The estimated expenses for each Reorganization are expected to equal, respectively, 0.01%, 0.00%,1 0.02%, and 0.01% of the average net assets of the applicable Target Fund as of December 31, 2021.

In addition to the foregoing, management estimates that the Funds will incur the following transaction costs associated with the Reorganizations, as measured in terms total expenses and as a percentage of a Target Fund’s average net assets as of December 31, 2021.

These costs associated with the Inflation Managed Bond Reorganization are estimated to equal $542,601. The costs associated with the International Research Enhanced Equity Reorganization are estimated to equal $2,195,941. There are no estimated costs associated with the Market Expansion Enhanced Equity Reorganization or Realty Income Reorganization. The estimated costs for each of the Inflation Managed Bond Reorganization and International Research Enhanced Equity Reorganization are expected to equal 0.04% of the average net assets of the applicable Target Fund as of December 31, 2021.

What are the tax consequences of the Reorganizations?

The following is a general summary of some of the important U.S. federal income tax consequences of the Reorganizations, and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations

[1]	Estimated expenses equal less than 0.01% of average net assets.

thereunder, current administrative rulings of the U.S. Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisors as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account (“IRA”) or qualified retirement plan.

Each Reorganization is intended to be a tax-free “reorganization” within the meaning of Section 368 of the Code for federal income tax purposes. As a condition to the consummation of the Reorganizations, Dechert will deliver an opinion (“Tax Opinion”) to the ETF Trust and each Target Fund Trust to the effect that, based on the facts and assumptions stated therein (as well as certain representations made on behalf of the Target Funds and Acquiring Funds) and the existing federal income tax law, and conditioned on the Reorganizations being completed in accordance with their respective Plans, for federal income tax purposes:

•

Each Reorganization will qualify as a “reorganization” (as defined in Section 368(a)(1) of the Code), and each Fund will be a “party to a reorganization” (within the meaning of Section 368(b) of the Code);

•	No Fund will recognize any gain or loss as a direct result of the Reorganization;

•	The Target Funds’ shareholders will not recognize any gain or loss on the exchange of their Target Fund shares for corresponding Acquiring Fund shares, except with respect to cash received, if any;

•

The aggregate tax basis in Acquiring Fund shares that a Target Fund shareholder receives pursuant to the Reorganization will be the same as the aggregate tax basis in the Target Fund shares the shareholder holds immediately before the Reorganization (reduced by the amount of any tax basis allocable to a fractional share for which cash is received, if any). The holding period for Acquiring Fund shares that a Target Fund shareholder receives pursuant to the Reorganization will include the holding period for the Target Fund shares the shareholder holds immediately before the Reorganization, provided that the shareholder holds the shares as capital assets at the time of the Reorganization;

•

An Acquiring Fund’s tax basis in each asset the corresponding Target Fund transfers to it will be the same as the Target Fund’s tax basis therein immediately before the Reorganization, and the Acquiring Fund’s holding period for each such asset will include the Target Fund’s holding period therefore immediately after the Reorganization; and

•	Each Target Fund’s tax attributes enumerated in Section 381(c) of the Code will be taken into account by the corresponding Acquiring Fund without limitation.

Notwithstanding the foregoing, no opinion will be expressed as to the tax consequences of the Reorganizations on contracts or securities on which gain or loss is recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code. None of the Funds have requested or will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Reorganizations.

The Tax Opinion is not binding on the IRS or the courts and is not a guarantee that the tax consequences of the Reorganizations will be as described above. If a Reorganization were consummated but the IRS or the courts were to determine that the Reorganization did not qualify as a tax-free reorganization under the Code, and thus was taxable, the applicable Target Fund would recognize gain or loss on the transfer of its assets to the corresponding Acquiring Fund, and each shareholder of the applicable Target Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it received.

The tax year of a Target Fund is expected to continue with its Acquiring Fund, and the capital gains, if any, resulting from portfolio turnover prior to the Reorganization will be carried over to the Acquiring Fund. If a Reorganization were to end the tax year of a Target Fund (which is not the intended or expected plan as of the date of this Information Statement/Prospectus), it would accelerate distributions to shareholders from the Target Fund for its short tax year ending on the Closing Date. Such distributions may be taxable and would include any capital gains resulting from portfolio turnover prior to the Reorganization. If determined necessary by the Funds, such a Target Fund will declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization. In addition, even if its tax year is expected to continue with its Acquiring Fund, a Target Fund if determined to be preferable, may declare a distribution to shareholders prior to Reorganization.

General Limitation on Losses. Assuming the Reorganizations qualify as tax-free reorganizations, as expected, each Acquiring Fund will succeed to the tax attributes of the corresponding Target Fund upon the closing of each Reorganization, including any capital loss carryovers that could have been used by each Target Fund to offset its future realized capital gains, if any, for federal income tax purposes. The capital loss carryovers of each Target Fund will be available to offset future gains recognized by the combined Acquiring Fund. Capital losses of a Target Fund may be carried forward indefinitely to offset future capital gains.

If, as is anticipated, at the time of the closing of the Reorganizations, an Acquiring Fund has either no assets or de minimis assets incident to its organization, there will be no change of ownership of the corresponding Target Fund as a result of the Reorganizations.

Thus, a reorganization of a Target Fund into an Acquiring Fund is not expected to result in any limitation on the use by the Acquiring Fund of the Target Fund’s capital loss carryovers, if any. However, the capital losses of an Acquiring Fund, as the successor in interest to a Target Fund, may subsequently become subject to an annual limitation as a result of sales of the Acquiring Fund shares or other reorganization transactions in which the Acquiring Fund might engage post-Reorganization.

The foregoing description of the U.S. federal income tax consequences of the Reorganizations applies generally to shareholders who are not tax-exempt investors and does not take into account your particular facts and circumstances. Consult your own tax advisor about the effect of state, local, foreign, and other tax laws because this discussion only relates to U.S. federal income tax laws.

CAPITAL STRUCTURE AND SHAREHOLDER RIGHTS

JPMorgan Inflation Managed Bond Fund is a series of Trust I. JPMorgan International Research Enhanced Equity Fund and JPMorgan Market Expansion Enhanced Index Fund are each a series of Trust II. JPMorgan Realty Income Fund is a series of UMF. Trust I and Trust II were each formed on November 12, 2004 under the laws of the State of Delaware, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004. Undiscovered Managers Funds was organized on September 29, 1997 under the laws of the Commonwealth of Massachusetts, as a Massachusetts business trust, pursuant to an Amended and Restated Agreement and Declaration of Trust dated December 3, 1997. Each Target Fund Trust is registered under the 1940 Act as an open-end management investment company. The operations of each Target Fund Trust are governed by its respective Charter, Bylaws, and state law. The Target Fund Trusts also must adhere to the 1940 Act, the rules and regulations promulgated by the SEC thereunder, and any applicable state securities laws. Each Acquiring Fund is a series of the ETF Trust. The ETF Trust was organized as a Delaware statutory trust on February 25, 2010. The operations of the ETF Trust are governed by its Charter, Bylaws, and Delaware law. The ETF Trust also must adhere to the 1940 Act, the rules and regulations promulgated by the SEC thereunder, and any applicable state securities laws. Comparisons of the organizational documents governing the ETF Trust and Target Fund Trusts are provided in Appendix B to this Information Statement/Prospectus.

What are the capitalizations of the Funds?

The following tables set forth the unaudited capitalization of each Target Fund and its corresponding Acquiring Fund as of June 30, 2021 for the Market Expansion Enhanced Reorganization, as of August 31, 2021 for each of the Inflation Managed Bond Reorganization and the Realty Income Reorganization, and as of October 31, 2021 for the International Research Enhanced Equity Reorganization, and the unaudited pro forma combined capitalization of each Acquiring Fund as adjusted to give effect to the proposed Reorganization. The following are examples of the number of shares of each Acquiring Fund that would have been exchanged for the shares of the corresponding Target Fund if the Reorganization had been consummated, and do not reflect the number of shares or value of shares that would actually be received if each Reorganization, as described, occurs. Pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers do not reflect any potential liquidation of shareholders associated with the Reorganization or cash paid in lieu of fractional Acquiring Fund shares.

Inflation Managed Bond Reorganization
	Target Fund—JPMorgan Inflation Managed Bond Fund					Acquiring Fund— JPMorgan Inflation Managed Bond ETF(1)	Pro Forma Adjustments	Pro Forma— Acquiring Fund after Reorganization (estimated)
	Class(2)
	A	C	I	R5	R6
Net assets (thousands)	$33,374	$3,243	$209,204	$16,077	$1,120,075	N/A	$ —(6)	$1,381,973(7)
Total shares outstanding (thousands)	3,041	297	19,074	1,459	101,953	N/A	27,639(6)(9)	27,639
Net asset value per share^	$10.97	$10.91	$10.97	$11.02	$10.99	N/A	$50.00(8)	$50.00

International Research Enhanced Equity Reorganization
	Target Fund — JPMorgan International Research Enhanced Equity Fund			Acquiring Fund— JPMorgan International Research Enhanced Equity ETF(1)	Pro Forma Adjustments	Pro Forma—Acquiring Fund after Reorganization (estimated)
	Class(3)
	A	I	R6
Net assets (thousands)	$46,779	$386,797	$4,562,266	N/A	$—(6)	$4,995,842(7)
Total shares outstanding (thousands)	2,200	18,081	213,929	N/A	99,917(6)(9)	99,917
Net asset value per share^	$21.26	$21.39	$21.33	N/A	$50.00(8)	$50.00

Market Expansion Enhanced Reorganization
	Target Fund—JPMorgan Market Expansion Enhanced Index Fund					Acquiring Fund— JPMorgan Market Expansion Enhanced Equity ETF(1)	Pro Forma Adjustments	Pro Forma— Acquiring Fund after Reorganization (estimated)
	Class(4)
	A	C	I	R2	R6
Net assets (thousands)	$130,822	$22,386	$187,197	$14,519	$766,009	N/A	$— (6)	$1,120,933(7)
Total shares outstanding (thousands)	10,302	2,231	14,427	1,168	59,431	N/A	22,419(6)(9)	22,419
Net asset value per share^	$12.70	$10.04	$12.98	$12.43	$12.89	N/A	$50.00(8)	$50.00

Realty Income Reorganization
	Target Fund—JPMorgan Realty Income Fund						Acquiring Fund— JPMorgan Realty Income ETF(1)	Pro Forma Adjustments	Pro Forma— Acquiring Fund after Reorganization (estimated)
	Class(5)
	A	C	I	L	R5	R6
Net assets (thousands)	$22,632	$3,191	$126,012	$30,642	$12,915	$1,791,676	N/A	$— (6)	$1,987,068(7)
Total shares outstanding (thousands)	1,369	202	7,532	1,828	766	106,771	N/A	39,741(6)(9)	39,741
Net asset value per share^	$16.54	$15.84	$16.73	$16.76	$16.86	$16.78	N/A	$50.00(8)	$50.00

(1)	Each Acquiring Fund is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available.

(2)

Holders of Class A, Class C, Class I, Class R5, and Class R6 shares of JPMorgan Inflation Managed Bond Fund will each receive shares of JPMorgan Inflation Managed Bond ETF upon closing of the Reorganization. JPMorgan Inflation Managed Bond ETF does not offer multiple share classes.

(3)

Holders of Class A, Class I, and Class R6 shares of JPMorgan International Research Enhanced Equity Fund will each receive shares of JPMorgan International Research Enhanced Equity ETF upon closing of the Reorganization. JPMorgan International Research Enhanced Equity ETF does not offer multiple share classes.

(4)

Holders of Class A, Class C, Class I, Class R2, and Class R6 shares of Market Expansion Enhanced Index Fund will each receive shares of JPMorgan Market Expansion Enhanced Equity ETF upon closing of the Reorganization. JPMorgan Market Expansion Enhanced Equity ETF does not offer multiple share classes.

(5)

Holders of Class A, Class C, Class I, Class L, Class R5, and Class R6 shares of JPMorgan Realty Income Fund will each receive shares of JPMorgan Realty Income ETF upon closing of the Reorganization. JPMorgan Realty Income ETF does not offer multiple share classes.

(6)

No adjustments have been made with respect to the cost of the Reorganization because JPMIM will waive their fees and/or reimburse the Funds in an amount sufficient to offset the costs incurred by the Funds relating to the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation and filing of the Registration Statement and printing and distribution of the Information Statement/Prospectus, legal fees, accounting fees, and securities registration fees. Brokerage fees and expenses related to the disposition and acquisition of assets (including any disposition to raise cash to pay redemption proceeds) that are incurred in the ordinary course of business will not be covered by JPMIM. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

(7)

Since shares of the Acquiring Fund are not issued in fractional shares and, as a result, cash will be paid to shareholders in connection with the Reorganization in lieu of fractional shares, the NAV of the Acquiring Fund upon consummation of the Reorganization may be less than that of the Target Fund.

(8)	It is the intent of JPMIM for the Acquiring Fund to have a starting NAV of $50.00 per share.

(9)	Figure represents the number of shares that would be issued by the Acquiring Fund in order to have a starting NAV of $50.00 per share.

^	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

The information in the capitalization tables above is for informational purposes only. There is no assurance that each Reorganization will be consummated. Moreover, if consummated, the capitalization of each Target Fund and Acquiring Fund is likely to be different at the Closing Date as a result of daily share purchase and redemption activity in the Target Fund. Accordingly, the foregoing should not be relied upon to reflect the number of shares of an Acquiring Fund that actually will be received on or after such date.

No Reorganization will be contingent on the occurrence of any other Reorganization.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUNDS

AND THE TARGET FUNDS

Comparison of the Funds’ Investment Objectives and Principal Investment Strategies

The following summarizes the investment objectives and principal investment strategies of each Target Fund and its corresponding Acquiring Fund. Further information about each Target Fund’s and Acquiring Fund’s investment objectives and strategies are contained in prospectuses and statements of additional information of the Target Funds and Acquiring Funds, which are on file with the SEC. The prospectuses of the Target Funds and Acquiring Funds are also incorporated herein by reference.

Inflation Managed Bond Reorganization

JPMorgan Inflation Managed Bond Fund and JPMorgan Inflation Managed Bond ETF have the same investment objective. Each Fund seeks to maximize inflation protected total return.

Each Fund employs the same investment strategies in seeking to achieve its objective. Each Fund is designed to protect the total return generated by its core fixed income holdings from inflation risk. As used in each Fund’s goal, “total return” includes income and capital appreciation. Each Fund is not able to and does not seek to achieve its objective primarily through investments in inflation-protected fixed income securities. Instead, because of the limited supply of certain inflation-protected fixed income securities, each Fund synthetically creates inflation protection by investing in a combination of conventional (i.e., non-inflation-protected) fixed income securities and CPI-U swaps. The swaps are structured so that one counterparty agrees to pay the cumulative percentage change in the CPI-U over the duration of the swap. The other counterparty (a Fund) pays a compounded fixed rate (zero-coupon inflation-swap rate), which is based on the “breakeven inflation rate,” calculated as the yield difference between a nominal U.S. Treasury security and a Treasury Inflation Protected Security (“TIPS”) of equal maturity. This strategy is intended to create the equivalent of a portfolio of inflation-protected securities.

Secondarily, each Fund may purchase other investments including inflation-protected fixed income securities such as TIPS.

Under normal circumstances, each Fund will invest at least 80% of its Assets in bonds. “Assets” means net assets plus the amount of borrowings for investment purposes.

Each Fund may use swaps structured as credit default swaps related to individual high yield securities or indexes of high yield securities. Each Fund may gain (sell protection) or reduce (buy protection) exposure to high yield securities or indexes of high yield securities using credit default swaps.

Each Fund may invest in “sub-prime” mortgage-related securities. “Sub-prime” loans, which have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk for default. In generally, these borrowers have impaired or limited credit history.

Each Fund may invest in below investment grade securities. Below investment grade securities are also called “high yield bonds,” “junk bonds” and “non-investment grade bonds.” These securities generally are rated in the fifth or lower rating categories (for example, the equivalent of BB+ or lower). These securities generally offer a higher yield than investment grade securities, but involve a higher degree of risk.

Each Fund may engage in securities lending to increase its income.

International Research Enhanced Equity Reorganization

JPMorgan International Research Enhanced Equity Fund and JPMorgan International Research Enhanced Equity ETF have the same investment objective. Each Fund seeks to provide long-term capital appreciation.

Each Fund employs the same investment strategies in seeking to achieve its objective. Under normal circumstances, each Fund invests at least 80% of its Assets in equity securities. “Assets” means net assets, plus the amount of borrowings for investment purposes. Each Fund primarily invests in foreign companies of various market capitalizations, including foreign subsidiaries of U.S. companies. The equity securities in which each Fund may invest include, but are not limited to, common stock, preferred stock, depositary receipts, privately placed securities and REITs.

Each Fund seeks to outperform the MSCI Europe, Australasia, Far East (EAFE) Index (net of foreign withholding taxes) (the Index) over time while maintaining similar risk characteristics, including sector and geographic risks. In implementing its strategy, each Fund primarily invests in securities included within the universe of the Index. In addition, each Fund may also invest in securities not included within the Index. Each Fund only invests in the securities of companies located in developed markets.

Within each sector, each Fund may modestly overweight equity securities that it considers undervalued while modestly underweighting or not holding equity securities that appear overvalued. By emphasizing investment in equity securities that appear undervalued or fairly valued, each Fund seeks returns that modestly exceed those of the Index over the long term with a modest level of volatility.

Each Fund may use exchange-traded futures to gain exposure to particular foreign securities or markets and for the efficient management of cash flows. Each Fund may invest in securities denominated in any currency and may from time to time hedge a portion of its foreign currency exposure using currency forwards.

An issuer of a security will be deemed to be located in a particular country if: (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its total assets situated in such country.

In managing each Fund, JPMIM combines fundamental research with a disciplined portfolio construction process. JPMIM utilizes proprietary research, risk management techniques and individual security selection in constructing each Fund’s portfolio. In-depth, fundamental research into individual securities is conducted by research analysts who emphasize each issuer’s long-term prospects. This research allows JPMIM to rank issuers within each sector group according to what it believes to be their relative value. As a part of this analysis, JPMIM seeks to assess the risks presented by certain environmental, social and governance factors. While these particular risks are considered, securities of issuers presenting such risks may be purchased and retained by each Fund.

JPMIM will ordinarily overweight securities which it deems to be attractive and underweight or not hold those securities which it believes are unattractive. JPMIM may sell a security as its valuations or rankings change or if more attractive investments become available.

In managing each Fund, JPMIM will seek to help manage risk in the Fund’s portfolio by investing in issuers in at least three foreign countries. However, each Fund may invest a substantial part of its assets in just one country.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which each Fund can invest.

Each Fund may use futures contracts, options, swaps, participation notes, forwards and other instruments to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase each Fund’s gain. Each Fund may use exchange-traded futures to manage cash flows.

Each Fund may engage in securities lending to increase its income.

Market Expansion Enhanced Reorganization

JPMorgan Market Expansion Enhanced Index Fund and JPMorgan Market Expansion Enhanced Equity ETF have the same investment objective. Each Fund seeks to provide investment results that correspond to or incrementally exceed the total return performance of an index that tracks the performance of the small- and mid-capitalization equity markets.

Each Fund employs substantially similar investment strategies in seeking to achieve its objective. Under normal circumstances, each Fund will hold at least 80% of its Assets in stocks in the S&P 1000 Index. The S&P 1000 Index is a market capitalization weighted combination of the S&P SmallCap 600 and S&P MidCap 400 Indexes. Additionally, under normal circumstances, JPMorgan Market Expansion Enhanced Equity ETF will hold at least 80% of its Assets in equity securities. “Assets” means net assets, plus the amount of borrowings for investment purposes. The S&P 1000 Index is an index which includes stocks of small- and mid-capitalization companies. As of September 30, 2021, the market capitalizations of the companies in the S&P 1000 Index ranged from $125 million to $15,888 million. These securities trade on national exchanges, as well as over-the-counter as part of the National Market System. Because each Fund uses an enhanced index strategy, not all of the stocks in the S&P 1000 Index are included in each Fund, and each Fund’s position in an individual stock may be overweighted or underweighted when compared to the index. In addition, each Fund may modestly overweight or underweight the sectors and industries within the index. Each Fund seeks returns that modestly exceed those of the S&P 1000 Index over the long term with a modest divergence to the benchmark. In implementing its main strategies, each Fund invests primarily in common stocks and REITs.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which each Fund can invest. Each Fund may use futures contracts to gain or reduce exposure to its index, maintain liquidity and minimize transaction costs. In managing cash flows, each Fund buys futures contracts to invest incoming cash in the market or sells futures contracts in response to cash outflows, thereby gaining market exposure to the index while maintaining a cash balance for liquidity.

Each Fund uses an enhanced index strategy that seeks to provide investment results that correspond to or incrementally exceed the total return performance of the S&P 1000 Index. In managing each Fund, JPMIM employs a process that ranks S&P 1000 Index stocks based on its proprietary stock ranking system. The proprietary ranking system seeks to rank stocks based on company financials, data science techniques, and proprietary fundamental analysis. The rankings are used to place stocks into each Fund’s portfolio. As part of its investment process, JPMIM seeks to assess the impact of environmental, social and governance factors on the companies in which each Fund invests. JPMIM’s assessment is based on a proprietary analysis of key opportunities and risks across industries to seek to identify financially material issues on each Fund’s investments in securities and ascertain key issues that merit engagement with company management. These assessments may not be conclusive and securities of companies may be purchased and retained by each Fund for reasons other than material ESG factors. In general, stocks are purchased when they are among the top ranked within their sector. Stocks become candidates for sale when their ranking falls, when they appear unattractive or when the company is no longer included in the S&P 1000 Index.

Each Fund may engage in securities lending to increase its income.

Realty Income Reorganization

JPMorgan Realty Income Fund and JPMorgan Realty Income ETF have the same investment objective. Each Fund seeks to provide high total investment return through a combination of capital appreciation and current income.

Each Fund employs the same investment strategies in seeking to achieve its objective. Each Fund seeks to achieve its objective by investing substantially all of its assets, and in any event under normal circumstances at least 80% of its net assets (plus the amount of any borrowings for investment purposes), in equity securities of REITs, including REITs with relatively small market capitalizations. Each Fund may invest in both equity REITs and mortgage REITs. Equity REITs take ownership interests in real estate. Mortgage REITs invest in mortgages (loans secured by interests in real estate). Each Fund may also invest up to 15% of net assets in illiquid holdings.

As investment adviser to each Fund, JPMIM manages the portfolio utilizing a disciplined investment process that focuses on stock selection rather than focusing on particular sectors or themes. JPMIM’s portfolio management team continuously screens the target universe of investments, selecting companies that exhibit superior financial strength, operating returns and attractive growth prospects.

The REIT research team takes an in-depth look at each company’s ability to generate earnings over a long-term business cycle, rather than focusing solely on near-term expectations. These research efforts allow the team to determine each company’s normalized earnings (i.e., projected earnings adjusted to reflect what the company should earn at the midpoint of an economic cycle) and growth potential, from which they evaluate whether each company’s current price fully reflects its long-term value. As part of its investment process, JPMIM seeks to assess the impact of environmental, social and governance factors on the companies in which each Fund invests. JPMIM’s assessment is based on a proprietary analysis of key opportunities and risks across industries to seek to identify financially material issues on each Fund’s investments in securities and ascertain key issues that merit engagement with company management. These assessments may not be conclusive and securities of companies may be purchased and retained by each Fund for reasons other than material ESG factors.

Each Fund is non-diversified.

Each Fund will invest primarily in equity securities as described above. Each Fund may invest its cash in repurchase agreements and other cash instruments pending investment in equity securities.

Each Fund may engage in securities lending to increase its income.

Comparison of the Funds’ Risks

The risks associated with an investment in each Target Fund and its corresponding Acquiring Fund are substantially similar, except that, as a shareholder of an Acquiring Fund you will be subject to risks related to the Acquiring Fund’s ETF structure; all other differences between the risks of the Acquiring Funds and those of the Target Funds, as described below, reflect only a tailoring or clarification of the risks of the Target Funds, and such differences do not reflect (and should not be interpreted to reflect) any difference in the way the Acquiring Funds will be managed as compared to the Target Funds. In the below discussion, the risks for each Target Fund and Acquiring Fund are identified, followed by a description of each risk.

Main Risk - ● Additional Risk - ¡	JPMorgan Inflation Managed Bond Fund and JPMorgan Inflation Managed Bond ETF	JPMorgan International Research Enhanced Equity Fund and JPMorgan International Research Enhanced Equity ETF	JPMorgan Market Expansion Enhanced Index Fund and JPMorgan Market Expansion Enhanced Equity ETF	JPMorgan Realty Income Fund and JPMorgan Realty Income ETF
Asset-Backed, Mortgage-Related, and Mortgaged-Backed Securities Risk	●
CFTC Regulation Risk	¡
Convertible Securities Risk		¡	¡	¡
CPI-U Strategy Risk	●
Credit Risk	●
Currency Risk	●	●
Cyber Security Risk	¡	¡	¡	¡
Depositary Receipts Risk		¡
Derivatives Risk	●	●	●
Equity Market Risk		●	●	●
European Market Risk		●
Exchange-Traded Fund (ETF) and Other Investment Company Risk		¡	¡
Foreign Issuer Risk	●
Foreign Securities and Emerging Markets Risk	●

Main Risk - ● Additional Risk - ¡	JPMorgan Inflation Managed Bond Fund and JPMorgan Inflation Managed Bond ETF	JPMorgan International Research Enhanced Equity Fund and JPMorgan International Research Enhanced Equity ETF	JPMorgan Market Expansion Enhanced Index Fund and JPMorgan Market Expansion Enhanced Equity ETF	JPMorgan Realty Income Fund and JPMorgan Realty Income ETF
Foreign Securities Risk		●	¡
General Market Risk	●	●	●	●
Geographic Focus Risk	●	●
Government Securities Risk	●
High Portfolio Turnover Risk	●
High Yield Securities Risk	●
Index Investing Risk			●
Industry and Sector Focus Risk	●	●	●	*
Inflation-Linked and Inflation-Protected Security Risk	●
Initial Public Offerings (IPO) Risk		¡	¡
Interest Rate Risk	●	¡
Inverse Floater Risk	¡
Investments in Mutual Funds and ETF Risks				¡
Japan Risk		●
Loan Risk	●
Non-Diversified Fund Risk				●
Preferred Stock Risk		¡
Prepayment Risk	●		*
Privately Placed Securities Risk		¡
Real Estate Securities Risk		¡	●	●
Securities Lending Risk	¡	¡	¡	¡
Smaller Company Risk	¡	¡		●
Smaller and/or Mid-Sized Company Risk			●
Strategy Risk	●
Structured Instrument Risk		¡
Tax Risk				●
Transactions and Liquidity Risk	●	*	*	*
Volcker Rule Risk	¡	¡	¡	¡

*

Industry and Sector Focus Risk is a Main Risk of JPMorgan Realty Income Fund, but not a risk of JPMorgan Realty Income ETF. Prepayment Risk is an Additional Risk of JPMorgan Market Expansion Enhanced Index Fund, but not a risk of JPMorgan Market Expansion Enhanced Equity ETF. Transactions and Liquidity Risk is a Main Risk of JPMorgan International Research Enhance Equity Fund, JPMorgan Market Expansion Enhanced Index Fund and JPMorgan Realty Income Fund, but an Additional Risk of JPMorgan International Research Enhanced Equity ETF, JPMorgan Market Expansion Enhanced Equity ETF and JPMorgan Realty Income ETF.

Additionally, JPMorgan Inflation Managed Bond ETF is subject to Authorized Participant Concentration Risk, Cash Transactions Risk, and Market Trading Risk; JPMorgan International Research Enhanced Equity ETF is subject to Authorized Participant Concentration Risk and Market Trading Risk; JPMorgan Market Expansion Enhanced Equity ETF is subject to Master Limited Partnerships (MLPs) Risk, Authorized Participant Concentration Risk, Market Trading Risk; and JPMorgan Realty Income ETF is subject to Authorized Participant Concentration Risk, Concentration Risk, and Market Trading Risk.

Description of Risks

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of either rising or declining interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, asset-backed, mortgage-related and mortgage-backed securities are subject to risks associated with their structure and the nature of the assets underlying the securities and the servicing of those assets. Certain asset-backed, mortgage-related and mortgage-backed securities may face valuation difficulties and may be less liquid than other types of asset-backed, mortgage-related and mortgage-backed securities, or debt securities. Collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities, including those structured as interest-only (“IOs”) and principal-only (“POs”), are more volatile and may be more sensitive to the rate of prepayment than other mortgage-related securities. The risk of default, as described under “Credit Risk,” for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

CFTC Regulation Risk. The Fund is subject to regulation by the Commodity Futures Trading Commission (“CFTC”) as a “commodity pool” and the adviser is subject to regulation as a “commodity pool operator” with respect to the Fund. As a result, the Fund is subject to various CFTC requirements, including certain registration, disclosure and operational requirements. Compliance with these requirements may increase Fund expenses.

Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Contingent convertible securities are subject to additional risk factors. A contingent convertible security is a hybrid debt security typically issued by a non-U.S. bank that may be convertible into equity or may be written down if a pre-specified trigger event such as a decline in capital ratio below a prescribed threshold occurs. If such a trigger event occurs, the Fund may lose the principal amount invested on a permanent or temporary basis or the contingent convertible security may be converted to equity. In addition to being subject to a possible write-down upon the occurrence of a trigger event, contingent convertible securities may also be subject to a permanent write-down or conversion into equity (in whole or in part), if the applicable bank regulator or other public administrative authority having responsibility for managing the orderly dissolution of an institution (the “resolution authority”) has determined that the issuer is not viable. Coupon payments on contingent convertible securities may be discretionary and may be cancelled by the issuer. Holders of contingent convertible securities may suffer a loss of capital when comparable equity holders do not. As contingent convertible securities may be perpetual or have long-dated maturities, they may face greater interest rate sensitivity and may be subject to greater fluctuations in value than securities with shorter maturity dates. Such securities also may be subject to prepayment risk due to optional or mandatory redemption provisions.

CPI-U Strategy Risk. The Fund may use CPI-U swaps to hedge inflation risk associated with certain debt securities. There is no guarantee that such strategy will be effective in protecting the return from such securities from inflation risks. In addition, CPI-U swaps are subject to “Derivatives Risk.”

Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and may affect the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. The Fund may engage in various strategies to hedge against currency risk. These strategies may consist of use of forward currency contracts including non-deliverable forward contracts and foreign currency futures contracts. To the extent the Fund enters into such transactions in markets other than in the United States, the Fund may be subject to certain currency, settlement, liquidity, trading and other risks similar to those described in the Fund’s prospectus with respect to the Fund’s investments in foreign securities. There can be no assurance that the Fund’s hedging activities will be effective, and the Fund will incur costs in connection with the hedging. Currency hedging may limit the Fund’s return if the relative values of currencies change. Furthermore, the Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in currency exchange rates occur.

Cyber Security Risk. As the use of technology has become more prevalent in the course of business, the Fund has become more susceptible to operational and financial risks associated with cyber security, including: theft, loss, misuse, improper release, corruption and destruction of, or unauthorized access to, confidential or highly restricted data relating to the Fund and its shareholders; and compromises or failures to systems, networks, devices and applications relating to the operations of the Fund and its service providers. Cyber security risks may result in financial losses to the Fund and its shareholders; the inability of the Fund to transact business with its shareholders; delays or mistakes in the calculation of the Fund’s NAV or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. The Fund’s service providers (including, but not limited to, the adviser, any sub-advisers, administrator, transfer agent, and custodian or their agents), financial intermediaries, companies in which the Fund invests and parties with which the Fund engages in portfolio or other transactions also may be adversely impacted by cyber security risks in their own businesses, which could result in losses to the Fund or its shareholders. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Fund does not directly control the cyber security defenses or plans of its service providers, financial intermediaries and companies in which it invests or with which it does business.

Depositary Receipts Risk. The Fund’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund and the cost of such strategies may reduce the Fund’s returns. Certain derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Investing in derivatives will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Registered investment companies are limited in their ability to engage in derivative transactions and required to identify and earmark assets to provide asset coverage for derivative transactions.

The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

The Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax return.

Equity Market Risk. The price of equity securities may rise or fall, sometimes rapidly or unpredictably, because of changes in the broad market or changes in a company’s financial condition. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

European Market Risk. The Fund’s performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Union. The risk of investing in Europe may be heightened due to steps taken by the United Kingdom to exit the European Union. On January 31, 2020, the United Kingdom officially withdrew from the European Union and entered a transition period, which ended on December 31, 2020. On December 30, 2020, the European Union and the United Kingdom signed the EU-UK Trade and Cooperation Agreement (“TCA”), an agreement on the terms governing certain aspects of the European Union’s and the United Kingdom’s relationship following the end of the transition period. Notwithstanding the TCA, following the transition period, there is likely to be considerable uncertainty as to the United Kingdom’s post-transition framework. The impact on the United Kingdom and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the United Kingdom, Europe and globally, which could have an adverse effect on the value of the Fund’s investments. In addition, if one or more other countries were to exit the European Union or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

Exchange-Traded Fund (ETF) and Other Investment Company Risk. The Fund may invest in shares of other investment companies and ETFs. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another investment company or ETF. The Fund is subject to the risks associated with the ETF or investment company’s investments. The price and movement of an ETF designed to track an index may not track the index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio. Certain ETFs traded on exchanges may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.

In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in another investment company, including the rescission of exemptive relief issued by the SEC permitting such investments in excess of statutory limits. These regulatory changes may adversely impact the Fund’s investment strategies and operations.

Foreign Issuer Risk. U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, and regulatory issues facing issuers in such foreign countries. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in emerging markets. Emerging market countries typically have less established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging market countries.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate preexisting political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.

Geographic Focus Risk. (JPMorgan Inflation Managed Bond Fund and JPMorgan Inflation Managed Bond ETF) The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Geographic Focus Risk. (JPMorgan International Research Enhanced Equity Fund and JPMorgan International Research Enhanced Equity ETF) The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund and may be subject to the risks facing certain regions.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility that the recognition of capital gains will be accelerated, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

High Yield Securities Risk. The Fund may invest in securities that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments (known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity.

In recent years, there has been a broad trend of weaker or less restrictive covenant protections in the high yield market. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing high yield securities, increase the claims against assets that are permitted against collateral securing high yield securities or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the high yield securities issued by such borrowers. Each of these factors might negatively impact the high yield instruments held by the Fund.

No active trading market may exist for some instruments and certain investments may be subject to restrictions on resale. The inability to dispose of the Fund’s securities and other investments in a timely fashion could result in losses to the Fund. Because some instruments may have a more limited secondary market, liquidity and valuation risk may be more pronounced for the Fund. When instruments are prepaid, the Fund may have to reinvest in instruments with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these instruments, resulting in an unexpected capital loss and/ or a decrease in the amount of dividends and yield.

Index Investing Risk. Because the Fund uses an enhanced index strategy, securities may be purchased, retained and sold by the Fund at times when a more actively managed fund would not do so. If the value of securities that are heavily weighted in the index changes, you can expect a greater risk of loss than would be the case if the Fund were not invested in such securities. There is also the risk that the Fund’s performance may not correlate with the performance of the index.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increase the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s shares may fluctuate in response to events affecting that industry or sector.

Inflation-Linked and Inflation-Protected Security Risk. Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity.

There can also be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In addition, inflation-linked securities are subject to the risk that the CPI-U or other relevant pricing index may be discontinued, fundamentally altered in a manner materially adverse to the interests of an investor in the securities, altered by legislation or Executive Order in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.

Inflation-Protected Securities Risk. Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decline when real interest rates increase. Unlike conventional bonds, the principal and interest payments of inflation-protected securities such as TIPS are adjusted periodically to a specified rate of inflation (e.g., CPI-U). There can be no assurance that the inflation index used will accurately measure the actual rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

Initial Public Offering (IPO) Risk. IPO securities have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile and their purchase may involve high transaction costs. At any particular time or from time to time, the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of purchasers to which IPO securities are allocated increases, the number of securities issued to the Fund may decrease. The performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Interest Rate Risk. The Fund invests in debt securities that change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. On the other hand, if rates fall, the value of these investments generally increases. Your investment will decline in value if the value of these investments decreases. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly or as much as general interest rates. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns.

Investments in Mutual Funds and ETF Risks. The Fund may invest in shares of other investment companies and ETFs. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another investment company or ETF. The Fund is subject to the risks associated with the ETF or investment company’s investments. The price and movement of an ETF designed to track an index may not track the index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio. Certain ETFs traded on exchanges may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.

In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in another investment company, including the rescission of exemptive relief issued by the SEC permitting such investments in excess of statutory limits. These regulatory changes may adversely impact the Fund’s investment strategies and operations.

Inverse Floater Risk. Inverse floaters and inverse IOs are debt securities structured with interest rates that reset in the opposite direction from the market rate to which the security is indexed. Generally, interest rates on these securities vary inversely with a short-term floating rate (which may be reset periodically). They are more volatile and more sensitive to interest rate changes than other types of debt securities. Interest rates on inverse floaters and inverse IOs will decrease when the rate to which they are indexed increases, and will increase when the rate to which they are indexed decreases. In response to changes in market interest rates or other market conditions, the value of an inverse floater or inverse IO may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If interest rates move in a manner not anticipated by the adviser, the Fund could lose all or substantially all of its investment in inverse IOs.

Japan Risk. The Japanese economy may be subject to economic, political and social instability, which could have a negative impact on Japanese securities. In the past, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. At times, the Japanese economy has been adversely impacted by government intervention and protectionism, changes in its labor market, and an unstable financial services sector. International trade, government support of the financial services sector and other troubled sectors, government policy, natural disasters, an aging demographic and declining population and/or geopolitical developments associated with actual or potential conflicts with one or more countries in Asia could significantly affect the Japanese economy. A significant portion of Japan’s trade is conducted with developing nations and can be affected by conditions in these nations or by currency fluctuations. Japan is an island state with few natural resources and limited land area and is reliant on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Japanese economy. In addition, Japan’s economy has in the past and could in the future be significantly impacted by natural disasters.

Loan Risk. The Fund may invest in loan assignments and participations (“Loans”),2 including Loans that are rated below investment grade or the unrated equivalent. Like other high yield, corporate debt instruments, such Loans are

[2]	Loans will typically consist of senior floating rate loans, but may also include secured and unsecured loans, second lien loans or more junior and bridge loans.

subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “Interest Rate Risk,” “Credit Risk,” “High Yield Securities Risk,” and “Foreign Securities and Emerging Markets Risk.” Although certain Loans are secured by collateral, the Fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for Loans and cause their value to decline rapidly and unpredictably. Although the Fund limits its investments in illiquid securities to no more than 15% of the Fund’s net assets at the time of purchase, Loans that are deemed to be liquid at the time of purchase may become illiquid.

In recent years, there has been a broad trend of weaker or less restrictive covenant protections in the Loan market. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing Loans, increase the claims against assets that are permitted against collateral securing Loans or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the Loans issued by such borrowers. Each of these factors might negatively impact the Loans held by the Fund.

No active trading market may exist for some of the Loans and certain Loans may be subject to restrictions on resale. The inability to dispose of Loans in a timely fashion could result in losses to the Fund. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. Certain Loans may take more than seven days to settle. Because some Loans that the Fund invests in may have a more limited secondary market, liquidity and valuation risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. Typically, Loans are not registered securities and are not listed on any national securities exchange. Consequently, there may be less public information available about the Fund’s investments and the market for certain Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, the Fund may be more dependent upon the analytical ability of its adviser.

When the Fund acquires a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations, but not the borrower. As a result, the Fund assumes the credit risk of the seller of the loan participation and any other parties inter-positioned between the Fund and the borrower. Under a loan participation, the Fund may have no direct rights to enforce the terms of the loan against the borrower. The Fund may not benefit directly from the collateral supporting the load in which it has purchased the loan participations or assignments.

Affiliates of the adviser may participate in the primary and secondary market for Loans. Because of limitations imposed by applicable law, the presence of the adviser’s affiliates in the Loan market may restrict the Fund’s ability to acquire some Loans, affect the timing of such acquisition or affect the price at which the Loan is acquired. Also, because the adviser may wish to invest in the publicly traded securities of an obligor, it may not have access to material non-public information regarding the obligor to which other investors have access. The Fund will not have direct recourse against the issuer of a loan participation.

Loans are subject to prepayment risks. Gains and losses associated with prepayments will increase or decrease the Fund’s yield and the income available for distribution by the Fund. When Loans are prepaid, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for Loans, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.

Master Limited Partnerships (MLPs) Risk. The Fund may invest in MLPs whose ownership interests are publicly traded and that primarily derive their income from, among other industries, the mining, production, transportation or processing of minerals or natural resources, although they may also finance entertainment, research and development, real estate and other projects. Investments held by an MLP may be relatively illiquid, limiting the MLP’s ability to vary its portfolio promptly in response to changes in economic or other conditions. In addition, MLPs may have limited financial resources, their securities may trade infrequently and in limited volume and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

Preferred Stock Risk. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Because preferred stocks generally pay dividends only after the issuing company makes required payments to holders of its bonds and other debt, the value of preferred stocks generally is more sensitive than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock also may be subject to optional or mandatory redemption provisions.

Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

Privately Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Fund may be restricted under federal securities laws or by the relevant exchange by a governmental or supervisory authority. As a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.

Real Estate Securities Risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy and environmental factors. Furthermore, a REIT could fail to qualify for tax free pass-through of its income under the Code or fail to maintain its exemption from registration under the 1940 Act, which could produce adverse economic consequences for the REIT and its investors, including the Fund.

The underlying mortgage loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of REITs will also rise and fall in response to the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

In addition, certain of the companies in which the Fund intends to invest may have developed or commenced development on properties and may develop additional properties in the future. Real estate development involves significant risks in addition to those involved in the ownership and operation of established properties, including the risks that financing, if needed, may not be available on favorable terms for development projects, that construction may not be completed on schedule (resulting in increased debt service expense and construction costs), that estimates of the costs of construction may prove to be inaccurate and that properties may not be leased, rented or operated on profitable terms and therefore will fail to perform in accordance with expectations. As a result, the value of the Fund’s investment may decrease in value. Real estate securities have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers or tenants.

Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Smaller Company Risk. Investments in smaller companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Smaller and/or Mid-Sized Company Risk. Investments in smaller and mid-sized companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more-established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments. These risks are higher for small cap companies.

Strategy Risk. The Fund’s investment strategies may not work to generate inflation-protected return. There is no guarantee that the use of derivatives and debt securities will mimic a portfolio of inflation-protected bonds.

Structured Instrument Risk. The Fund may invest in instruments that have similar economic characteristics to equity securities, such as participation notes or other structured instruments that may be developed from time to time (“structured instruments”). Structured instruments are notes that are issued by banks, broker-dealers or their affiliates and are designed to offer a return linked to a particular underlying equity or market.

If the structured instrument were held to maturity, the issuer would pay to the purchaser the underlying instrument’s value at maturity with any necessary adjustments. The holder of a structured instrument that is linked to a particular underlying security or instrument may be entitled to receive dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. Structured instruments have transaction costs. In addition, there can be no assurance that there will be a trading market for a structured instrument or that the trading price of a structured instrument will equal the underlying value of the security, instrument or market that it seeks to replicate. Unlike a direct investment in equity securities, structured instruments typically involve a term or expiration date, potentially increasing the Fund’s turnover rate, transaction costs and tax liability.

Due to transfer restrictions, the secondary markets on which a structured instrument is traded may be less liquid than the market for other securities, or may be completely illiquid, which may expose the Fund to risks of mispricing or improper valuation. Structured instruments typically constitute general unsecured contractual obligations of the banks, broker-dealers or their relevant affiliates that issue them, which subjects the Fund’s to counterparty risk (and this risk may be amplified if the Fund purchase structured instruments from only a small number of issuers). Structured instruments also have the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate.

Tax Risk. REITs in which the Fund will invest are subject to complicated tax rules under the Code. The tax laws that apply to these investment vehicles have the potential to create negative tax consequences for the Fund, or for certain shareholders of the Fund, including, in particular, charitable remainder trusts and non-U.S. taxpayers. The Fund is subject to the risk that the issuer of the securities will fail to comply with certain requirements of the Code, which could cause adverse tax consequences. The Fund may distribute amounts to shareholders in excess of its earnings, resulting in a return of capital. Such distributions are not currently taxable to shareholders; instead, any such distributions would reduce a shareholder’s tax basis in its shares, resulting in an increased gain, or decreased loss, on a later redemption or other taxable disposition of such shares. Should any such distributions exceed a shareholder’s tax basis in its shares, such excess would be treated as gain and taxable to the shareholder in the same manner as gain from a sale of Fund shares.

Transactions and Liquidity Risk. The Fund could experience a loss when selling securities to meet redemption requests and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. To the extent a large proportion of Shares are held by a small number of shareholders (or a single shareholder) including funds or accounts over which the adviser or its affiliates have investment discretion, the Fund is subject to the risk that these shareholders will purchase or redeem Shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the adviser or its affiliates. To the extent these larger shareholders transact in the secondary market, such transactions may account for a large percentage of the Fund’s trading volume on the Exchange, which may have a material effect (upward or downward) on the market price of Shares. In addition to the other risks described in this section, these transactions could adversely affect the ability of the Fund to conduct its investment program. The Fund may be unable to sell illiquid securities at its desired time or price or the price at which the securities have been valued for purposes of the Fund’s NAV. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

Similarly, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase the Fund’s transaction costs and impact the Fund’s performance. To the extent redemptions are effected in cash, an investment in the Fund may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Volcker Rule Risk. Pursuant to Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 25% or more of the outstanding ownership interests of the Fund after the permitted seeding period from the implementation of the Fund’s investment strategy, the Fund could be subject to restrictions on trading that would adversely impact the Fund’s ability to execute its investment strategy. Generally, the permitted seeding period is three years from the implementation of the Fund’s investment strategy. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in the Fund at a time that is sooner than would otherwise be desirable, which may result in the Fund’s liquidation or, if the Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.

Authorized Participant Concentration Risk (Acquiring Funds only). Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

Market Trading Risk (Acquiring Funds only). Risk that Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund may trade on the Exchange at prices above, below or at their most recent NAV. The NAV of the Fund’s Shares, which is calculated at the end of each business day, will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will also fluctuate, in some cases materially, in accordance with changes in NAV and the intraday value of the Fund’s holdings, as well as the relative supply of and demand for the Shares on the Exchange. Differences between secondary market prices of Shares and the intraday value of the Fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the Fund at a particular time.

Given the fact that Shares can be created and redeemed by authorized participants in Creation Units, JPMIM believes that large discounts or premiums to the NAV of Shares should not be sustained in the long-term. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the value of the Fund’s holdings, market prices are not expected to correlate exactly to the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, adverse developments impacting market makers, authorized participants or other market participants, or high market volatility may result in market prices for Shares of the Fund that differ significantly from its NAV or to the intraday value of the Fund’s holdings. As a result of these factors, among others, the Fund’s Shares may trade at a premium or discount to NAV, especially during periods of significant market volatility.

Given the global nature of the relevant markets for certain of the securities for the Fund, Shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs.

Cost of Buying or Selling Shares. When you buy or sell Shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of the Fund’s holdings may be halted, the bid-ask spread may increase significantly. This means that Shares may trade at a discount to the Fund’s NAV, and the discount is likely to be greatest during significant market volatility.

Short Selling Risk. Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.

No Guarantee of Active Trading Market Risk. While Shares are listed on the Exchange, there can be no assurance that active trading markets for the Shares will be maintained by market makers or by authorized participants. The distributor of the Fund’s Shares does not maintain a secondary market in the Shares.

Trading Issues Risk. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. If a trading halt or unanticipated early closing of the Exchange occurs, a shareholder may be unable to purchase or sell Shares of the Fund.

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Concentration Risk (JPMorgan Realty Income ETF only). The Fund is concentrated in securities issued by REITs. This concentration increases the risk of loss to the Fund by increasing its exposure to economic, business, political or regulatory developments that may be adverse to REITs.

Developed Asia Pacific (ex-Japan) Market Risk (JPMorgan International Research Enhanced Equity ETF only). Investments in securities of issuers in developed Asia Pacific countries (ex-Japan) involve risks that are specific to the Asia Pacific region, including certain legal, regulatory, political and economic risks. Certain Asia Pacific countries have experienced expropriation and/or nationalization of assets, political and social instability and armed conflict. Some economies in this region are dependent on a range of commodities and are strongly affected by international commodity prices. The market for securities in this region may also be directly influenced by the flow of international capital, and by the economic and market conditions of neighboring countries. Some developed Asia Pacific economies are highly dependent on trade and economic conditions in other countries. Although the Fund only intends to invest in developed countries in the Asia Pacific region, the Fund may be impacted by risks associated with investing in developing and emerging market countries in the Asia Pacific region because the economies of countries (including developed countries) in the Asia Pacific region may be heavily dependent on one another.

Cash Transactions Risk (JPMorgan Inflation Managed Bond ETF only). Unlike certain ETFs, the Fund may effect its creations and redemptions in cash or partially in cash. As a result, an investment in the Fund may be less tax-efficient than an investment in such ETFs. Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to raise cash to meet redemption requests. If the Fund effects a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which also involves transaction costs. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF.

How do the fundamental investment policies of the Funds compare?

The fundamental investment policies of each Target Fund and its corresponding Acquiring Fund are the same.

Where can I find more financial and performance information about the Funds?

Additional information is available in the Funds’ prospectuses, statements of additional information, and the most recent annual and semi-annual shareholder reports, as applicable. Because the Acquiring Funds have not yet commenced operations, no annual report is available for them.

The Target Funds’ prospectuses, as well as the Acquiring Funds’ prospectuses, are incorporated herein by reference and are legally deemed to be part of this Information Statement/Prospectus. A copy of each applicable Target Fund prospectus is available upon request from JPMorgan, free of charge. A copy of each applicable Acquiring Fund prospectus accompanies this Information Statement/Prospectus.

The Statement of Additional Information also is incorporated herein by reference and is legally deemed to be part of this Information Statement/Prospectus. The Target Funds’ statements of additional information, as well as the Acquiring Funds’ statements of additional information, are incorporated therein by reference, and are available upon request.

The applicable prospectuses, statements of additional information, and the most recent annual and semi-annual shareholder reports have been filed with the SEC and are available, free of charge, by (i) calling JPMorgan toll-free at 1-800-480-4111, (ii) accessing the documents at the Funds’ website at https://am.jpmorgan.com/us/en/asset-management/adv/products/fund-documents/, or (iii) writing to the Funds at the address listed above. In addition, these documents may be obtained from the EDGAR database on the SEC’s Internet site at http://www.sec.gov. You also may obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

PRINCIPAL SHAREHOLDERS

As of the date hereof, each Acquiring Fund was not operational and, therefore, had no shareholders. As of December 31, 2021, the officers and Trustees of the Target Fund Trusts, as a group, owned or controlled less than 1% of the outstanding shares of each Target Fund. As of December 31, 2021, the below shareholders owned of record, or to the knowledge of the Target Fund, beneficially, 5% or more of the outstanding shares outstanding shares of the class identified of the Target Funds. Pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers do not reflect any potential liquidation of shareholders associated with the Reorganization or cash paid in lieu of fractional Acquiring Fund shares.

Inflation Managed Bond Reorganization

Class of Shares	Name and Address of Record or Beneficial Owner	Percentage of Class of Shares	Percentage of Target Fund	Percentage of Acquiring Fund After Reorganization^
A SHARES	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	45.64%	1.72%	1.72%
	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	19.98%	0.75%	0.75%
	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	9.30%	0.35%	0.35%
C SHARES	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	37.15%	0.13%	0.13%
	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	16.48%	0.06%	0.06%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	8.91%	0.03%	0.03%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	8.58%	0.03%	0.03%

Class of Shares	Name and Address of Record or Beneficial Owner	Percentage of Class of Shares	Percentage of Target Fund	Percentage of Acquiring Fund After Reorganization^
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	6.02%	0.02%	0.02%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	5.32%	0.02%	0.02%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	5.16%	0.02%	0.02%
I SHARES	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	41.80%	6.77%	6.77%
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	14.58%	2.36%	2.36%
	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	11.23%	1.82%	1.82%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	9.26%	1.50%	1.50%
	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	9.09%	1.47%	1.47%
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	5.64%	0.91%	0.91%
R5 SHARES	NATIONAL FINANCIAL SERVICES LLC THE NORTHERN TRUST COMPANY FBO A/C MUTUAL FUND SERVICE WB33 333 S WABASH AVE CHICAGO IL 60604-4107	79.69%	0.98%	0.98%

Class of Shares	Name and Address of Record or Beneficial Owner	Percentage of Class of Shares	Percentage of Target Fund	Percentage of Acquiring Fund After Reorganization^
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	11.41%	0.14%	0.14%
	DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	5.95%	0.07%	0.07%
R6 SHARES	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2020 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	22.50%	17.65%	17.65%
	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2025 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	15.01%	11.77%	11.77%
	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT INCOME FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	13.79%	10.82%	10.82%
	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT BLEND 2020 ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	9.43%	7.39%	7.39%
	MAC & CO A/C ATTN MUTUAL FUND OPS PO BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH PA 15230-3198	7.82%	6.13%	6.13%
	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT BLEND 2025 ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	6.58%	5.16%	5.16%
	JPMIM AS AGENT FOR* JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	6.33%	4.97%	4.97%

Class of Shares	Name and Address of Record or Beneficial Owner	Percentage of Class of Shares	Percentage of Target Fund	Percentage of Acquiring Fund After Reorganization^
	JPMIM AS AGENT FOR* JPMORGAN INVESTOR BALANCED FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	6.09%	4.78%	4.78%
	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT BLEND INCOME ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	5.13%	4.03%	4.03%

^

On a pro forma basis assuming the value of the shareholder’s interest in the Target Fund on the date of the Reorganization, during which all share classes of the Target will be reorganized into ETF shares of the Acquiring Fund, is the same as on the Record Date.

*

The shareholder of record is a subsidiary or affiliate of JPMorgan Chase (a “JPMorgan Affiliate”). Typically, the shares are held on behalf of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of the Target Fund, JPMorgan Chase may be deemed to be a “controlling person” of such shares under the 1940 Act.

International Research Enhanced Reorganization

Class of Shares	Name and Address of Record or Beneficial Owner	Percentage of Class of Shares	Percentage of Target Fund	Percentage of Acquiring Fund After Reorganization^
A SHARES	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	57.14%	0.52%	0.52%
I SHARES	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	49.49%	3.84%	3.84%
	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	15.62%	1.21%	1.21%
	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	12.83%	1.00%	1.00%
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	9.98%	0.77%	0.77%
R6 SHARES	MAC & CO A/C ATTN MUTUAL FUND OPS PO BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH PA 15230-3198	15.79%	14.42%	14.42%

Class of Shares	Name and Address of Record or Beneficial Owner	Percentage of Class of Shares	Percentage of Target Fund	Percentage of Acquiring Fund After Reorganization^
	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2040 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	8.82%	8.05%	8.05%
	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2030 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	8.80%	8.04%	8.04%
	JPMIM AS AGENT FOR* JPMORGAN INVESTOR BALANCED FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	7.91%	7.22%	7.22%
	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2035 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	7.74%	7.07%	7.07%
	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	7.72%	7.05%	7.05%
	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2045 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	7.16%	6.54%	6.54%
	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2050 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	6.46%	5.90%	5.90%
	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH AND INCOME ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	5.87%	5.36%	5.36%
	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2025 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	5.69%	5.19%	5.19%

^

On a pro forma basis assuming the value of the shareholder’s interest in the Target Fund on the date of the Reorganization, during which all share classes of the Target will be reorganized into ETF shares of the Acquiring Fund, is the same as on the Record Date.

*

The shareholder of record is a subsidiary or affiliate of JPMorgan Chase (a “JPMorgan Affiliate”). Typically, the shares are held on behalf of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of the Target Fund, JPMorgan Chase may be deemed to be a “controlling person” of such shares under the 1940 Act.

Market Expansion Enhanced Reorganization

Class of Shares	Name and Address of Record or Beneficial Owner	Percentage of Class of Shares	Percentage of Target Fund	Percentage of Acquiring Fund After Reorganization^
A SHARES	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	21.28%	2.36%	2.36%
	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	18.73%	2.07%	2.07%
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	14.23%	1.58%	1.58%
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	6.82%	0.75%	0.75%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	5.29%	0.59%	0.59%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	5.24%	0.58%	0.58%
C SHARES	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	28.54%	0.49%	0.49%
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	14.52%	0.25%	0.25%

Class of Shares	Name and Address of Record or Beneficial Owner	Percentage of Class of Shares	Percentage of Target Fund	Percentage of Acquiring Fund After Reorganization^
	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	10.43%	0.18%	0.18%
	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	10.07%	0.17%	0.17%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	8.35%	0.14%	0.14%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	7.51%	0.13%	0.13%
I SHARES	C/O ROCKLAND SWP SEI PRIVATE TRUST COMPANY 1 FREEDOM VALLEY DR OAKS PA 19456-9989	14.66%	2.26%	2.26%
	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	14.38%	2.21%	2.21%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	11.92%	1.84%	1.84%
	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	9.22%	1.42%	1.42%
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	6.77%	1.04%	1.04%

Class of Shares	Name and Address of Record or Beneficial Owner	Percentage of Class of Shares	Percentage of Target Fund	Percentage of Acquiring Fund After Reorganization^
	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	6.76%	1.04%	1.04%
	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	6.42%	0.99%	0.99%
	AMERICAN ENTERPRISE INVESTMENT SVC FBO 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5.95%	0.92%	0.92%
R2 SHARES	MATC FBO PERSHING LLC FBO DIOCESE OF BROOKLYN 403(B) PLAN 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	14.44%	0.18%	0.18%
	NATIONAL FINANCIAL SERVICES LLC FMTC AS TRSTEE FBO LINOWES&BLOCHER LLP PENSION PLAN FMTC-UNITIZED 1 SPARTAN WAY # TS2O MERRIMACK NH 03054-4300	12.30%	0.15%	0.15%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	7.35%	0.09%	0.09%
	MID ATLANTIC TRUST COMPANY FBO COLLAGEN MATRIX 401(K) PROFIT SHARI 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH PA 15222-4228	5.58%	0.07%	0.07%
R6 SHARES	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	30.55%	21.56%	21.56%
	JPMIM AS AGENT FOR* JPMORGAN INVESTOR BALANCED FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	28.95%	20.44%	20.44%

Class of Shares	Name and Address of Record or Beneficial Owner	Percentage of Class of Shares	Percentage of Target Fund	Percentage of Acquiring Fund After Reorganization^
	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH AND INCOME ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	22.97%	16.21%	16.21%
	JPMIM AS AGENT FOR* JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	10.52%	7.42%	7.42%

^

On a pro forma basis assuming the value of the shareholder’s interest in the Target Fund on the date of the Reorganization, during which all share classes of the Target will be reorganized into ETF shares of the Acquiring Fund, is the same as on the Record Date.

*

The shareholder of record is a subsidiary or affiliate of JPMorgan Chase (a “JPMorgan Affiliate”). Typically, the shares are held on behalf of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of the Target Fund, JPMorgan Chase may be deemed to be a “controlling person” of such shares under the 1940 Act.

Realty Income Reorganization

Class of Shares	Name and Address of Record or Beneficial Owner	Percentage of Class of Shares	Percentage of Target Fund	Percentage of Acquiring Fund After Reorganization^
A SHARES	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	39.87%	0.57%	0.57%
	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	11.00%	0.16%	0.16%
	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	7.13%	0.10%	0.10%
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	6.75%	0.10%	0.10%

Class of Shares	Name and Address of Record or Beneficial Owner	Percentage of Class of Shares	Percentage of Target Fund	Percentage of Acquiring Fund After Reorganization^
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	5.59%	0.08%	0.08%
C SHARES	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	57.46%	0.12%	0.12%
	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	9.18%	0.02%	0.02%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	8.19%	0.02%	0.02%
	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	7.98%	0.02%	0.02%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	6.46%	0.01%	0.01%
I SHARES	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	56.58%	2.81%	2.81%
	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	18.50%	0.92%	0.92%

Class of Shares	Name and Address of Record or Beneficial Owner	Percentage of Class of Shares	Percentage of Target Fund	Percentage of Acquiring Fund After Reorganization^
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	12.36%	0.61%	0.61%
	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	6.53%	0.32%	0.32%
L SHARES	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	38.76%	0.70%	0.70%
	CHARLES SCHWAB & CO INC SPECIAL CUST A/C FBO EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	19.51%	0.35%	0.35%
	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	18.43%	0.33%	0.33%
	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	8.85%	0.16%	0.16%
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	6.73%	0.12%	0.12%
R5 SHARES	MATRIX TRUST COMPANY CUST FBO PHX-ONEAMERICA (WI OFFICE) PO BOX 52129 PHOENIX AZ 85072-2129	86.02%	0.67%	0.67%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	11.34%	0.09%	0.09%

Class of Shares	Name and Address of Record or Beneficial Owner	Percentage of Class of Shares	Percentage of Target Fund	Percentage of Acquiring Fund After Reorganization^
R6 SHARES	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2040 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	11.47%	10.42%	10.42%
	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2035 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	10.04%	9.12%	9.12%
	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2030 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	10.04%	9.12%	9.12%
	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2045 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	9.64%	8.75%	8.75%
	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2050 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	8.60%	7.81%	7.81%
	MAC & CO A/C ATTN MUTUAL FUND OPS PO BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH PA 15230-3198	7.69%	6.98%	6.98%
	JPMIM AS AGENT FOR* JPMORGAN INVESTOR BALANCED FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	6.59%	5.99%	5.99%

Class of Shares	Name and Address of Record or Beneficial Owner	Percentage of Class of Shares	Percentage of Target Fund	Percentage of Acquiring Fund After Reorganization^
	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2025 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	6.48%	5.88%	5.88%
	JPMIM AS AGENT FOR* JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	5.47%	4.97%	4.97%

^

On a pro forma basis assuming the value of the shareholder’s interest in the Target Fund on the date of the Reorganization, during which all share classes of the Target will be reorganized into ETF shares of the Acquiring Fund, is the same as on the Record Date.

*

The shareholder of record is a subsidiary or affiliate of JPMorgan Chase (a “JPMorgan Affiliate”). Typically, the shares are held on behalf of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of the Target Fund, JPMorgan Chase may be deemed to be a “controlling person” of such shares under the 1940 Act.

OTHER SERVICE PROVIDERS

Administrator. JPMIM, 383 Madison Avenue, New York, NY 10179, serves as the administrator for the Target Funds and the Acquiring Funds. In its capacity as administrator, JPMIM receives the following annual fee from each of the Target Funds and Acquiring Funds for administration services: 0.075% of the first $10 billion of average daily net assets of the Fund, plus 0.050% of average daily net assets of the Fund between $10 billion and $20 billion, plus 0.025% of average daily net assets of the Fund between $20 billion and $25 billion, plus 0.010% of the average daily net assets of the Fund over $25 billion.

Distributor. JPMorgan Distribution Services, Inc., 1111 Polaris Parkway, Columbus, OH 43240, is the Distributor of the Target and Acquiring Funds’ shares.

Transfer Agents. DST Asset Manager Solutions, Inc. (“DST”), 2000 Crown Colony Drive, Quincy, MA 02169, serves as transfer and dividend disbursing agent for the Target Funds. As transfer agent and dividend disbursing agent for the Target Funds, DST is responsible for maintaining account records, detailing the ownership of Target Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts. JPMorgan Chase Bank, 383 Madison Avenue, New York, NY 10179, serves as the transfer agent for the Acquiring Funds. As transfer agent for the Acquiring Funds, JPMorgan Chase Bank is also responsible for maintaining account records, detailing the ownership of Acquiring Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts. JPMorgan Chase Bank will be paid $250 per creation or redemption transaction. The ETF Trust may be reimbursed for all or part of this fee by the Authorized Participant placing the creation or redemption order.

Fund Accounting Agent. JPMorgan Chase Bank, 383 Madison Avenue, New York, NY 10179, serves as the fund accounting agent for the Target Funds and Acquiring Funds.

Custodian. JPMorgan Chase Bank, 383 Madison Avenue, New York, NY 10179, is custodian of each Target Fund’s investments and of each Acquiring Fund’s investments.

Trust Counsel. Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036, is counsel to the Trusts.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, NY 10017, serves as the independent registered public accounting firm to the Target Funds and Acquiring Funds.

Shareholder Servicing Agent. The Target Fund Trusts, on behalf of the Target Funds, have entered into a shareholder servicing agreement with JPMDS under which JPMDS has agreed to provide certain support services to the Target Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class A, Class C and Class I Shares of each Target Fund. JPMDS may enter into service agreements with financial intermediaries under which it will pay all or a portion of the annual fee to such financial intermediaries for performing shareholder and administrative services.

The Acquiring Funds do receive similar support services from a shareholder servicing agent.

Additional Compensation to Financial Intermediaries. With respect to the Target Funds, JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, financial intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), service fees, sub-transfer agency and networking fees that are paid to such financial intermediaries, as described elsewhere in the prospectus for each Target Fund. These additional cash payments are generally made to financial intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a financial intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such financial intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See each Target Fund’s applicable statement of additional information for more information.

With respect to the Acquiring Funds, JPMIM and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide cash payments to financial intermediaries whose customers invest in shares of the Acquiring Fund. For this purpose, financial intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that may enter into agreements with JPMIM and/or its affiliates. These cash payments may relate to marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems, or the financial intermediaries’ making shares of the Acquiring Fund available to their customers. Such compensation may provide such financial intermediaries with an incentive to favor sales of shares of the Acquiring Fund over other investment options they make available to their customers. See each Acquiring Fund’s applicable statement of additional information for more information.

ADDITIONAL INFORMATION

Shareholders Sharing the Same Address. Normally, if two or more shareholders share the same address and last name, only one copy of the Information Statement/Prospectus is being delivered to that address, unless the Fund(s) have received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Acquiring Fund will deliver promptly a separate copy of the Information Statement/Prospectus to a shareholder at a shared address. Please call JPMorgan toll-free at 1-800-480-4111 if you would like to receive a separate copy of the Information Statement/Prospectus.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand each Fund’s financial performance for the past five years or, if shorter, the period of that Fund’s operations, as indicated by the table.

Each Acquiring Fund is new and has no performance history as of the date of this Information Statement/Prospectus. Each Acquiring Fund will adopt the financial history, including the financial highlights, of its corresponding Target Fund following the Reorganizations.

For each of the Target Funds, the financial highlights are included in the applicable Target Fund prospectus, which is incorporated by reference herein. The financial highlights for the Target Funds have been audited by PricewaterhouseCoopers LLP, whose report, along with each Target Fund’s audited annual financial statements, are included in each Target Fund’s annual report.

In addition, with respect to JPMorgan Inflation Managed Bond Fund and the JPMorgan Realty Income Fund, the unaudited financial highlights reflecting the six month period ended August 31, 2021 are included in the applicable Acquiring Fund prospectuses, which are incorporated by reference herein.

Further information about each Target Fund’s performance is contained in the Annual and Semi-annual Reports. The Target Funds will furnish, without charge, a copy of their most recent Annual and Semi-annual Report to any shareholder upon request.

FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION (“Agreement”) is made as of this [    ] day of [    ], 2022, by J.P. Morgan Exchange-Traded Fund Trust, a Delaware statutory trust (“ETF Trust”), on behalf of its series [    ] ETF (the “Acquiring Fund”), and [    ], (“[Target Trust]”), on behalf of its series [    ] (the “Target Fund”), and, with respect to paragraph 10.2 of this Agreement, J.P. Morgan Investment Management Inc. (“JPMIM”).

WHEREAS, each of the Target Fund and the Acquiring Fund is a series of an open-end, investment company of the management type registered pursuant to the Investment Company Act of 1940, as amended (“1940 Act”);

WHEREAS, the contemplated reorganization and liquidation will consist of (1) the sale, assignment, conveyance, transfer, and delivery of all of the property and assets (“Assets”) of the Target Fund to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”) equal in aggregate net asset value to the outstanding shares of beneficial interest of the Target Fund (“Target Fund Shares”), as described herein, (2) the assumption by the Acquiring Fund of all liabilities (“Liabilities”) of the Target Fund, (3) the distribution of the Acquiring Fund Shares to the shareholders of the Target Fund (“Target Fund Shareholders”) who hold Target Fund Shares through a brokerage account that can accept Acquiring Fund Shares, (4) the distribution of cash to Target Fund Shareholders in lieu of fractional Acquiring Fund Shares, (5) with respect to Target Fund Shareholders who do not hold Target Fund Shares through a brokerage account that can accept Acquiring Fund Shares, the distribution of cash equal to the net asset value of the Target Fund Shares held by such Target Fund Shareholders, and (6) with respect to Target Fund Shareholders who hold Target Fund Shares through a fund direct individual retirement account (“IRA”), the exchange of Target Fund Shares for Morgan Shares of JPMorgan U.S. Government Money Market Fund, equal in value to the net asset value of such Target Fund Shares held by such Target Fund Shareholders, in complete liquidation of the Target Fund, as provided herein (“Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement. The Acquiring Fund is, and will be immediately prior to Closing (defined in paragraph 3.1) be, a shell series, without Assets or Liabilities, created for the purpose of acquiring the Assets and Liabilities of the Target Fund;

WHEREAS, the Board of Trustees of ETF Trust has determined, with respect to the Acquiring Fund, that the Reorganization is in the best interests of the Acquiring Fund; and

WHEREAS, the Board of Trustees of [Target Trust] has determined, with respect to the Target Fund, that the Reorganization is in the best interests of the Target Fund and that the interests of the existing Target Fund Shareholders will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	REORGANIZATION

1.1.

Subject to the requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, [Target Trust], on behalf of the Target Fund, agrees to sell, assign, convey, transfer and deliver all of its Assets, as set forth in paragraph 1.2, to the Acquiring Fund, and ETF Trust, on behalf of the Acquiring Fund, agrees in exchange therefor:

(a)

to deliver to the Target Fund a number of full shares of beneficial interest of the Acquiring Fund having an aggregate net asset value equal to the value of the Assets of the Target Fund attributable to the Target Fund Shares on such date, less:

i.	the value of cash to be distributed to Target Fund Shareholders in lieu of fractional Acquiring Fund Shares;

ii.

the value of cash to be distributed to Target Fund Shareholders who do not hold Target Fund Shares through a brokerage account that can accept Acquiring Fund Shares (“Cash-Out Shareholders”), who shall not receive a distribution of such Acquiring Fund Shares and in lieu thereof shall receive a distribution of cash equal to the net asset value of their Target Fund Shares;

iii.

the value of the Target Fund Shares of Target Fund Shareholders whose Target Fund Shares are held through a fund direct IRA (“IRA Shareholders”), which shall be exchanged for Morgan Shares of JPMorgan U.S. Government Money Market Fund equal in value to the net asset value of such Target Fund Shares; and

iv.	the value of the Liabilities of the Target Fund attributable to those Target Fund Shares as of the time and date set forth in paragraph 3.1;

with the number of full shares to be delivered determined by dividing the value of such Target Fund’s net Assets (computed in the manner and as of the time and date set forth in paragraph 2.1), except for the sum of the values in subparagraph (a)(i)-(iv) of this paragraph 1.1, by the net asset value of one share of Acquiring Fund Shares (as computed in the manner and as of the time and date set forth in paragraph 2.2); and

(b)	to assume all Liabilities of the Target Fund, as set forth in paragraph 1.3. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 (“Closing Date”).

1.2.

The Assets of [Target Trust] attributable to the Target Fund to be sold, assigned, conveyed, transferred and delivered to ETF Trust, on behalf of the Acquiring Fund, shall consist of all assets of the Target Fund, including, without limitation, all rights, cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Valuation Date as defined in paragraph 2.1, except for assets having a value equal to the sum of the values in subparagraph (a)(i)-(iv) of paragraph 1.1. The Target Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund any rights, stock dividends, or other securities received by the Target Fund after the Closing Date as stock dividends or other distributions on or with respect to the Assets transferred, which rights, stock dividends, and other securities shall be deemed included in the Assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the Assets of the Target Fund acquired by the Acquiring Fund.

1.3.	ETF Trust, on behalf of the Acquiring Fund, shall assume all of the Liabilities of the Target Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date.

1.4.

Immediately following the actions contemplated by paragraph 1.1, [Target Trust] shall take such actions necessary to complete the liquidation of the Target Fund. To complete the liquidation, [Target Trust], on behalf of the Target Fund, shall (a) distribute to the Target Fund Shareholders of record (other than Cash-Out Shareholders and IRA Shareholders) as of the Closing Date, as defined in paragraph 3.1, on a pro rata basis, the Acquiring Fund Shares received by [Target Trust], on behalf of the Target Fund, pursuant to paragraph 1.1, (b) distribute cash, as provided in paragraph 1.1 to the Cash-Out Shareholders, and, with respect to IRA Shareholders, initiate the exchange of Target Fund shares for Morgan Shares of JPMorgan U.S. Government Money Market Fund, equal in value to the net asset value of such Target Fund shares held by such Target Fund Shareholders, and (c) completely liquidate. Such liquidation shall be accomplished, with respect to the Target Fund Shares, by the transfer of the corresponding Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Target Fund Shareholders shall be equal to the aggregate net asset value of the Target Fund Shares owned by Target Fund Shareholders on the Closing Date less: (i) the value of cash to be distributed to Target Fund Shareholders in lieu of fractional Acquiring Fund Shares; (ii) the value of cash to be distributed to Cash-Out Shareholders, who shall not receive a distribution of such Acquiring Fund Shares and in lieu thereof shall receive a distribution of cash equal to the net asset value of their Target Fund Shares; and (iii) the value of the Target Fund Shares of IRA Shareholders whose Target Fund Shares are held through a fund direct IRA, which shall be exchanged for Morgan Shares of JPMorgan U.S. Government Money Market Fund equal in value to the net asset value of such Target Fund Shares. All issued and outstanding Target Fund Shares will be canceled on the books of the Target Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange. For the avoidance of doubt: (1) in connection with the above-provided liquidation and distribution of Acquiring Fund Shares, if a Target Fund Shareholder does not hold their Target Fund Shares in a brokerage account that can accept the Acquiring Fund Shares being distributed, then such Target Fund Shareholder shall not receive a distribution of such Acquiring Fund Shares and in lieu thereof shall receive a distribution of cash equal to the net asset value of their Target Fund Shares; and (2) Target Fund Shareholders who hold Target Fund Shares through a fund direct IRA will have their shares exchanged for Morgan Shares of JPMorgan U.S. Government Money Market Fund equal in value to the NAV of their Target Fund shares, unless such a Target Fund Shareholder provides alternative direction prior to the Reorganization.

1.5.	Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6.

Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.

2.	VALUATION

2.1.

The value of the Assets of the Target Fund shall be determined as of the close of business of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern Time, and after the declaration of any dividends by the Target Fund, on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures which the Acquiring Fund would use in determining the fair market value of its Assets and Liabilities. The Target Fund will not treat an intraday unscheduled disruption or closure in NYSE trading on the Valuation Date as a closure of the NYSE and will calculate net asset value as of 4:00 p.m., Eastern Time, if the particular disruption or closure directly affects only the NYSE.

2.2.

The aggregate net asset value of the Acquiring Fund’s Acquiring Fund Shares shall be determined to four decimal places on the Valuation Date, using the valuation procedures established by the Board of Trustees of ETF Trust.

2.3.

The number of Acquiring Fund Shares to be issued in exchange for the Assets shall be determined with respect to the Target Fund by dividing the value of the net assets with respect to the Target Fund Shares, determined as set forth in paragraph 2.1, except for the sum of the values in subparagraph (a)(i)-(iv) of paragraph 1.1, by the net asset value per share of the Acquiring Fund Shares, determined as set forth in paragraph 2.2. For the avoidance of doubt, the Acquiring Fund shall not issue fractional shares.

3.	CLOSING AND CLOSING DATE

3.1.

The Closing Date shall be [    ], 2022, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed to by the parties. The “close of business” on the Closing Date shall be as of 5:00 p.m., Eastern Time. The Closing shall be held at the offices of JPMIM or at such other time and/or place, including by virtual means, as the parties may agree.

3.2.

[Target Trust] shall direct JPMorgan Chase Bank, N.A. (“JPMCB”), as custodian for the Target Fund (“Target Fund Custodian”), to deliver to ETF Trust, on behalf of the Acquiring Fund, at the Settlement Date, as defined below, a certificate of an authorized officer stating that (i) all Assets, cash and other financial interests of the Target Fund held by the Target Fund Custodian on behalf of the Target Fund pursuant to the Target Fund’s custody agreement with the Target Fund Custodian have been delivered to the Acquiring Fund, as of the settlement date of [                ], 2022 (the “Settlement Date”), (ii) the Target Fund Custodian has paid any and all taxes with respect to the Target Fund that the Target Fund has specifically and properly instructed the Target Fund Custodian to pay, and agrees to notify the Acquiring Fund in the event it receives notification of any additional taxes that would be due with respect to the Target Fund, and (iii) all income that is received by the Target Fund Custodian after the Settlement Date for the account of the Target Fund will be credited to the Acquiring Fund in accordance with Section 2.7 of the September 1, 2010 Amended and Restated Global Custody and Fund Accounting Agreement between the Target Fund and the Target Fund Custodian, as amended from time to time. The Target Fund Custodian shall deliver to JPMCB, as the custodian for the Acquiring Fund (the “Acquiring Fund Custodian”), as of the Settlement Date by book entry, in accordance with the customary practices of the Target Fund Custodian and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, the Assets of the Target Fund deposited with such depositories. The cash to be transferred by the Target Fund shall be delivered to the Acquiring Fund Custodian on the Settlement Date.

3.3.

[Target Trust] shall direct DST Asset Manager Solutions, Inc., in its capacity as transfer agent for the Target Fund (“Transfer Agent”), to deliver to ETF Trust, on behalf of the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Target Fund Shareholder and the number and percentage ownership of Target Fund Shares owned by each such Shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Secretary of the Target Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Target Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4. At the Closing each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

3.4.

In the event that at the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Target Fund (each an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net Assets of the Target Fund or the Acquiring Fund is impracticable (in the judgment of the Trustees of [Target Trust], with respect to the Target Fund and of the Trustees of ETF Trust with respect to the Acquiring Fund), the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1.	Except as has been fully disclosed in Schedule 4.1 to this Agreement, [Target Trust], on behalf of the Target Fund, represents and warrants as follows:

(a)	The Target Fund is duly established as a series of [Target Trust], which is a statutory trust duly organized, existing and in good standing under the laws of [ ], with power under its Certificate of

Trust and Agreement and Declaration of Trust (collectively, the “Charter”), as amended, to own all of its Assets and to carry on its business as it is being conducted as of the date hereof. [Target Trust] is not required to qualify as a foreign trust or association in any jurisdiction, except for any jurisdiction in which it has so qualified or in which a failure to so qualify would not have a material adverse effect. [Target Trust] has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in Schedule 4.1.

(b)

[Target Trust] is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Target Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect.

(c)

No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “Hart-Scott-Rodino Act”).

(d)

The current prospectuses and statement of additional information of the Target Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)

On the Closing Date, [Target Trust], on behalf of the Target Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, ETF Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act.

(f)

The Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result in, (i) a material violation of the Charter or by-laws of [Target Trust], as applicable, or of any agreement, indenture, instrument, contract, lease or other undertaking to which [Target Trust], on behalf of the Target Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which [Target Trust], on behalf of the Target Fund, is a party or by which it is bound.

(g)

All material contracts or other commitments of the Target Fund (other than this Agreement, contracts listed in Schedule 4.1 and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Target Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of each party thereto (assuming due authorization, execution and delivery by the other party thereto) and the assignment by the Target Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder or the imposition of any penalty thereunder.

(h)

No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to [Target Trust]’s knowledge, threatened against [Target Trust], with respect to the Target Fund or any of the Target Fund’s properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Except as disclosed on Schedule 4.1, [Target Trust], on behalf of the Target Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(i)

The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Target Fund at [[    ], 2021] have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied. Such statements (true and correct copies of which have been furnished to [Target Trust], on behalf of the Acquiring Fund) present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent, accrued or other Liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(j)

Since [    ], there has not been any material adverse change in the Target Fund’s financial condition, Assets, Liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness, other than the incurrence of indebtedness in the ordinary course of business in accordance with the Target Fund’s investment policies. For the purposes of this subparagraph (j), a decline in net asset value per share of Target Fund Shares due to declines in market values of securities held by the Target Fund, the discharge of Target Fund Liabilities, or the redemption of Target Fund Shares by Target Fund Shareholders shall not constitute a material adverse change.

(k)

On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of [Target Trust]’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l)

For each taxable year of its operation (including with respect to the taxable year that includes the Closing Date the portion of such taxable year up to the Closing date), the Target Fund has met or meets the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company, and has been or is eligible to and has computed or will compute its federal income tax under Section 852 of the Code. In that regard, the Target Fund has declared and distributed as of the Closing Date substantially all amounts required to have been declared and distributed by such Closing Date of (i) its investment company taxable income (computed without regard to any deduction for dividends paid), (ii) the excess, if any, of (x) its investment income excludible from gross income under Section 103 of the Code over (y) its deductions disallowed under Sections 265 and 171 of the Code (“net tax-exempt income”), and (iii) any net capital gain (after reduction for any capital loss carryforward) (as defined in the Code).

(m)	All issued and outstanding Target Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by [Target Trust], on behalf of the Target Fund, and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Target Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Target Fund, as provided in paragraph 3.3. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Target Fund Shares, nor is there outstanding any security convertible into any of the Target Fund Shares. The Target Fund will review its Assets to ensure that at any time prior to the Closing Date its Assets do not include any assets that the Acquiring Fund is not permitted, or reasonably believes to be unsuitable for it, to acquire, including without limitation any security that, prior to its acquisition by the Target Fund, is unsuitable for the Acquiring Fund to acquire.

(n)

The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary trust action on the part of the Board of Trustees of [Target Trust], on behalf of the Target Fund, as described in paragraph 8.1, and this Agreement constitutes a valid and binding obligation of [Target Trust], on behalf of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o)

The combined information statement and prospectus (“Information Statement/Prospectus”) to be included in the Registration Statement (as defined in paragraph 5.5), insofar as it relates to the Target Fund and [Target Trust], will from the effective date of the Registration Statement through the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Information Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Target Fund for use in supplements to registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

4.2.	Except as has been fully disclosed to [Target Trust] in Schedule 4.2 to this Agreement, ETF Trust, on behalf of the Acquiring Fund, represents and warrants as follows:

(a)

The Acquiring Fund is duly established as a series of ETF Trust, which is a statutory trust duly organized, existing and in good standing under the laws of the State of Delaware, with power under its Charter, to own all of its Assets and to carry on its business as it is being conducted as of the date hereof. ETF Trust is not required to qualify as a foreign trust or association in any jurisdiction, except for any jurisdiction in which it has so qualified or in which a failure to so qualify would not have a material adverse effect. ETF Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in Schedule 4.2.

(b)

ETF Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Acquiring Fund Shares under the 1933 Act will be in full force and effect as of the Closing Date.

(c)

No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d)

The current prospectus and statement of additional information of the Acquiring Fund conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)

The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Charter or by-laws of ETF Trust, as applicable, or of any agreement, indenture, instrument, contract, lease or other undertaking to which ETF Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which ETF Trust, on behalf of the Acquiring Fund, is a party or by which it is bound.

(f)

No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to ETF Trust’s knowledge, threatened against ETF Trust, with respect to the Acquiring Fund or any of the Acquiring Fund’s Assets, that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. Except as disclosed in Schedule 4.2 to this Agreement, ETF Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(g)

As the Acquiring Fund has not yet commenced operations, there has not been any material adverse change in the Acquiring Fund’s financial condition, Assets, Liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness, other than the incurrence of indebtedness in the ordinary course of business in accordance with the Acquiring Fund’s investment policies. For the purposes of this subparagraph (h), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund Liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund shall not constitute a material adverse change.

(h)

On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions), if any, shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due, if any, on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of ETF Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(i)

The Acquiring Fund intends to meet the requirements of Subchapter M of the Code for qualification as a regulated investment company and to be eligible to and will intend to compute its federal income tax under Section 852 of the Code for each taxable year.

(j)

All of the issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by ETF Trust, on behalf of the Acquiring Fund, and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares. All of the Acquiring Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to this Agreement will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Fund Shares and be fully paid and non-assessable by ETF Trust, on behalf of the Acquiring Fund.

(k)

The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Trustees of ETF Trust, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of ETF Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)

The Information Statement/Prospectus to be included in the Registration Statement, insofar as it relates to the Acquiring Fund, ETF Trust and the Acquiring Fund Shares, will from the effective date of the Registration Statement through the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Information Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Target Fund for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquiring Fund for use in supplements to registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

5.	COVENANTS

ETF Trust, on behalf of the Acquiring Fund, and [Target Trust], on behalf of the Target Fund, hereby further covenant as follows:

5.1.

The Target Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable. The Acquiring Fund is not currently operational.

5.2.

The Target Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3.	The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund Shares.

5.4.

Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund covenant to take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5.

ETF Trust, on behalf of the Acquiring Fund, shall prepare and file a registration statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (“Registration Statement”). The Target Fund will provide to the Acquiring Fund such information regarding the Target Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.6.

Each of the Acquiring Fund and the Target Fund covenant to use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.7.

[Target Trust], on behalf of the Target Fund, covenants that it will execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as [Target Trust], on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) [Target Trust]’s, on behalf of the Target Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) ETF Trust’s, on behalf of the Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.8.

The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.9.

The Acquiring Fund shall not change its Charter, prospectus or statement of additional information prior to closing so as to restrict permitted investments for the Acquiring Fund prior to the closing, except as required by the Commission.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of [Target Trust], on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at the election of [Target Trust], to the performance by ETF Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1.

All representations and warranties of ETF Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2.

ETF Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by ETF Trust, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3.

ETF Trust, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities (the “Assumption Instrument”) and all such other agreements and instruments as [Target Trust], on behalf of the Target Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) [Target Trust], on behalf of the Target Fund, has title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) ETF Trust’s, on behalf of the Acquiring Fund, assumption of all of the Liabilities and otherwise to carry out the intent and purpose of this Agreement.

6.4.

ETF Trust, on behalf of the Acquiring Fund, shall have delivered to the Target Fund a certificate executed in its name by its President or Vice President and the Treasurer or Assistant Treasurer of ETF Trust, in a form reasonably satisfactory to [Target Trust], on behalf of the Target Fund, and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as [Target Trust] shall reasonably request.

6.5.

The Target Fund and the Acquiring Fund shall have agreed on the number of full Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1. For the avoidance of doubt, the Acquiring Fund shall not issue fractional shares, and cash shall be distributed to Target Fund Shareholders in connection with this Reorganization in lieu of fractional Acquiring Fund Shares.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of ETF Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the election of [Target Trust], to the performance by [Target Trust], on behalf of the Target Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1.

All representations and warranties of [Target Trust], on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2.

[Target Trust], on behalf of the Target Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by [Target Trust], on behalf of the Target Fund, on or before the Closing Date.

7.3.

[Target Trust], on behalf of the Target Fund, shall have delivered to the Acquiring Fund a statement of the Assets and Liabilities, as of the Closing Date, including a schedule of investments, certified by the Treasurer of [Target Trust], on behalf of the Target Fund. [Target Trust] shall have executed and delivered all such assignments and other instruments of transfer (the “Transfer Instruments”) as ETF Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) [Target Trust]’s, on behalf of the Target Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) ETF Trust’s, on behalf of the Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

7.4.

[Target Trust], on behalf of the Target Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Target Fund by the President or Vice President and the Treasurer or Assistant Treasurer of [Target Trust], in a form reasonably satisfactory and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as [Target Trust], on behalf of the Acquiring Fund, shall reasonably request.

7.5.

The Target Fund and the Acquiring Fund shall have agreed on the number of full Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1. For the avoidance of doubt, the Acquiring Fund shall not issue fractional shares, and cash shall be distributed to Target Fund Shareholders in connection with this Reorganization in lieu of fractional Acquiring Fund Shares.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE TARGET FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to [Target Trust], on behalf of the Target Fund, or ETF Trust, on behalf of the Acquiring Fund, the other party to this Agreement shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:

8.1.

This Agreement and the transactions contemplated herein shall have been approved by the Trustees of [Target Trust], on behalf of the Target Fund, and ETF Trust, on behalf of the Acquiring Fund, in accordance with the provisions of the Charter and by-laws of [Target Trust], applicable state law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, [Target Trust] may not waive the condition set forth in this paragraph 8.1.

8.2.

On the Closing Date, no action, suit or other proceeding shall be pending or, to the knowledge of either of ETF Trust or [Target Trust], threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3.

All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by ETF Trust and [Target Trust] to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the Assets of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions.

8.4.

The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5.	With respect to the Reorganization, the Acquiring Fund and the Target Fund shall have received an opinion of Dechert LLP, substantially to the effect that for U.S. federal income tax purposes:

(a)

The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) (1)(F) of the Code, and the Acquiring Fund and Target Fund each will be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)

Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets of the Target Fund solely in exchange for the assumption of the Liabilities of the Target Fund and issuance of the Acquiring Fund Shares;

(c)

Under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of the Assets of the Target Fund to the Acquiring Fund solely in exchange for the assumption by the Acquiring Fund of the Target Fund’s Liabilities and the Acquiring Fund Shares or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Target Fund Shareholders in exchange for their Target Fund Shares;

(d)

Under Section 354 of the Code, no gain or loss will be recognized by any Target Fund Shareholder upon the exchange of its Target Fund Shares solely for Acquiring Fund Shares (except with respect to cash received in lieu of fractional shares);

(e)

Under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund Shares exchanged in the Reorganization (reduced by any amount of tax basis allocable to fractional shares for which cash is received);

(f)

Under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Target Fund Shareholder will include the period during which the Target Fund Shares exchanged therefor were held by such shareholder, provided the Target Fund Shares are held as capital assets at the time of the Reorganization;

(g)

Under Section 362(b) of the Code, the tax basis of the Assets of the Target Fund acquired by the Acquiring Fund will be the same as the tax basis of such Assets to the Target Fund immediately prior to the Reorganization;

(h)

Under Section 1223(2) of the Code, the holding period of the Assets of the Target Fund in the hands of the Acquiring Fund will include the period during which those Assets were held by the Target Fund; and

(i)	The Target Fund’s tax attributes enumerated in Section 381(c) of the Code will be taken into account by the Acquiring Fund without limitation.

The opinion will be subject to receipt of and based on certain factual certifications made by officers of the Acquiring Fund and the Target Fund and will also be based on customary assumptions. It is possible that the Internal Revenue Service could disagree with Dechert LLP’s opinion. Notwithstanding anything herein to the contrary, neither ETF Trust nor [Target Trust] may waive the conditions set forth in this paragraph 8.5.

8.6.

[Target Trust] and ETF Trust shall have received the opinion of Dechert LLP dated the Closing Date (subject to customary assumptions, qualifications and limitations and in form and substance reasonably acceptable to ETF Trust, on behalf of the Acquiring Fund, and [Target Trust], on behalf of the Target Fund), substantially to the effect that, based upon certain facts and certifications made by ETF Trust, on behalf of the Acquiring Fund, and [Target Trust], on behalf of the Target Fund, and their authorized officers, (a) ETF Trust is duly organized and validly existing under the laws of Delaware and has power to own all of its Assets and to carry on its business as presently conducted, and the Acquiring Fund is a series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Charter and by-laws of ETF Trust; (b) [Target Trust] is duly organized and validly existing under the laws of [ ]and has power to own all of its Assets and to carry on its business as presently conducted, and the Target Fund is a series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Charter and by-laws of [Target Trust]; (c) the Acquiring Fund has the power to assume the Liabilities to be assumed by it hereunder and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement and the execution and delivery to the Target Fund by ETF Trust, on behalf of the Acquiring Fund, of the Assumption Instrument, the Acquiring Fund will have duly assumed such Liabilities; (d) the Target Fund has the power to sell, assign, transfer and deliver the Assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement and the execution and delivery to the Acquiring Fund by [Target Trust], on behalf of the Target Fund, of the Transfer Instruments against payment therefor, the Target Fund will have duly transferred such Assets to the Acquiring Fund; (e) this Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and the Target Fund and, assuming the Registration Statement and Information Statement/Prospectus comply with applicable federal securities laws, constitutes the valid and binding obligation of the Acquiring Fund and Target Fund, enforceable against the Acquiring Fund and Target Fund in accordance with its terms, subject to bankruptcy, insolvency, moratorium reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles (regardless of whether enforceability is considered in a proceeding in equity or at law); (f) the Acquiring Fund Shares to be issued for transfer to the Target Fund Shareholders as provided by this Agreement are duly authorized for issuance and, when issued and delivered by the Acquiring Fund against delivery of all of the Assets of the Target Fund as set forth in this Agreement, will be validly issued and outstanding and fully paid and nonassessable shares in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof; (g) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated thereby will not, violate the Charter or by-laws of either ETF Trust or [Target Trust], or result in a violation of the terms and provision of the agreements to which ETF Trust or the Acquiring Fund or [Target Trust] or the Target Fund is a party or by which either ETF Trust or the Acquiring Fund or [Target Trust] or the Target Fund is bound that are listed in an annex to such opinion and, to the knowledge of such counsel, no consent, approval, authorization or order of any United States federal, [Delaware or Massachusetts] state court or governmental body is required for the consummation by ETF Trust and the Acquiring Fund and [Target Trust] and the Target Fund of the transactions contemplated by the Agreement, except such as have been obtained; (h) to the knowledge of such counsel, based on discussions with officers of ETF Trust and [Target Trust] but without other independent investigation, there is no litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened as to ETF Trust, with respect to the Acquiring Fund, or [Target Trust], with respect to the Target Fund, or any of their respective Assets, that, if adversely determined, would materially and adversely affect their respective financial conditions or the conduct of their respective businesses; to the knowledge of such counsel, based on discussions with officers of ETF Trust and [Target Trust] but without other independent investigation, neither ETF Trust nor [Target Trust] nor the Acquiring Fund or Target Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects either of their respective businesses; and, to the knowledge of such counsel, based on discussions with officers of ETF Trust and [Target Trust] but without other independent investigation, there is no legal or governmental proceeding relating to ETF Trust or the Acquiring Fund or [Target Trust] or the Target Fund pending on or before the date of mailing of the Information Statement/Prospectus or the date hereof which is required to be disclosed in the Registration Statement which is not disclosed therein; (i) each of ETF Trust and [Target Trust] is registered with the Commission as an investment company under the 1940 Act; and (j) the Registration Statement has become effective under the 1933 Act and, to the knowledge of such counsel, (1) no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and (2) no proceedings for that purpose have been instituted or threatened by the Commission.

8.7.

The Assets of the Target Fund will include no assets which the Acquiring Fund, by reason of limitations contained in its Charter or of investment policies disclosed in its current prospectus and statement of additional information, as supplemented, in effect on the Closing Date, may not properly acquire.

9.	INDEMNIFICATION

9.1.

The Acquiring Fund, solely out of its Assets (including any amounts paid to the Target Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless [Target Trust] and its Trustees and officers from and against any and all losses, claims, damages, Liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Target Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Fund, as applicable of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by ETF Trust or its Trustees or officers prior to the Closing Date, provided that such indemnification by the Acquiring Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2.

The Target Fund, solely out of its Assets (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless ETF Trust and its Trustees and officers from and against any and all losses, claims, damages, Liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Target Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by [Target Trust] or its Trustees or officers prior to the Closing Date, provided that such indemnification by the Target Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10.	BROKERAGE FEES AND BROKERAGE EXPENSES; REORGANIZATION COSTS

10.1.

ETF Trust, on behalf of the Acquiring Fund, and [Target Trust], on behalf of the Target Fund, represent and warrant that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2.

JPMIM will pay for the costs incurred by the Funds associated with the Reorganization (including the legal costs associated with the Reorganization) by waiving fees or reimbursing expenses to offset the costs incurred by the Target Funds and Acquiring Funds associated with the Reorganization, including any brokerage fees and expenses incurred by the Funds related to the disposition and acquisition of Assets as part of the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation and filing of the Registration Statement and printing and distribution of the Information Statement/Prospectus, legal fees, accounting fees, and securities registration fees. Brokerage fees and expenses related to the disposition and acquisition of Assets (including any disposition to raise cash to pay redemption proceeds) that are incurred in the ordinary course of business will not be covered by JPMIM. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1.

Each of ETF Trust, on behalf of the Acquiring Fund, and [Target Trust], on behalf of the Target Fund, agrees that it has not made any representation, warranty nor covenant, on behalf of either the Target Fund or the Acquiring Fund, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2.

The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Trustees of ETF Trust with respect to the Acquiring Fund or [Target Trust] with respect to the Target Fund at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Target Fund, respectively.

13.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of ETF Trust and [Target Trust].

14.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

277 Park Avenue, New York, NY 10017, to the attention of the [Target Trust]’s secretary and with a copy to Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036, attn: Jon S. Rand.

15.	HEADINGS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

15.1.	The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2.	This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

15.3.

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date and year first above written.

[Target Trust], on behalf of Target Fund	J.P. Morgan Exchange-Traded Fund Trust, on behalf of Acquiring Fund

By:	By:
Name:	Name:
Title:	Title:

With respect to paragraph 10.2 of this Agreement, Accepted and Acknowledged by:

J.P. Morgan Investment Management Inc.

By:
Name:
Title:

Schedule 4.1

Disclosure Form – [Target Trust]

[ ]

Schedule 4.2

Disclosure Form – J.P. Morgan Exchange-Traded Fund Trust

[ ]

COMPARISON OF GOVERNING INSTRUMENTS

The following is a summary of certain important differences between the organizational documents governing the Target Funds and the Acquiring Funds. It is not a complete description of these governing documents. In many instances, shareholders of the Target Funds will have the same or similar rights as shareholders of the Acquiring Funds. For more information, shareholders should review the applicable governing documents in their entirety.

•

JPMorgan Inflation Managed Bond Fund is a series of JPMorgan Trust I (“Trust I”), which is a Delaware statutory trust that is governed both by the Delaware Statutory Trust Act (“Delaware Act”) and Trust I’s Declaration of Trust.

•

JPMorgan International Research Enhanced Equity Fund and JPMorgan Market Expansion Enhanced Index Fund are each a series of JPMorgan Trust II (“Trust II”), which is a Delaware statutory trust that is governed both by the Delaware Act and Trust II’s Declaration of Trust.

•

JPMorgan Realty Income Fund is a series of Undiscovered Managers Funds (“UMF”), which is a Massachusetts business trust that is governed both by the laws of the Commonwealth of Massachusetts and UMF’s Amended and Restated Agreement and Declaration of Trust.

•

Each Acquiring Fund is a separate series of J.P. Morgan Exchange-Traded Fund Trust (“ETF Trust”), which is a Delaware statutory trust that is governed both by the Delaware Act and ETF Trust’s Declaration of Trust.

Shareholder Meetings
Trust I and Trust II

Special meetings of the shareholders of the trust may be called at any time by the trustees or by the president or the secretary for the purpose of taking action upon any matter requiring the vote or authority of the shareholders of the trust as provided therein or provided in the declaration of trust or upon any other matter as to which such vote or authority is deemed by the trustees or the president to be necessary or desirable.

Meetings of the shareholders of the trust may be called for any purpose deemed necessary or desirable upon the written request of the shareholders holding at least ten percent (10%) of the outstanding shares of the trust entitled to vote at such meeting, provided that (1) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (2) the shareholders requesting such meeting shall have paid to the trust the reasonably estimated cost of preparing and mailing the notice thereof, which the secretary shall determine and specify to such shareholders.

UMF	Meetings of the shareholders may be called by the trustees for the purpose of electing trustees as provided in the declaration of trust and for such other purposes as may be prescribed by law, by the declaration of trust or by the by-laws. Meetings of the shareholders may also be called by the trustees from time to time for the purpose of taking action upon any other matter deemed by the trustees to be necessary or desirable.
ETF Trust

Special meetings of the shareholders of the trust may be called at any time by the trustees or by the president or the secretary for the purpose of taking action upon any matter requiring the vote or authority of the shareholders of the trust as provided therein or provided in the declaration of trust or upon any other matter as to which such vote or authority is deemed by the trustees or the president to be necessary or desirable.

Meetings of the shareholders of the trust may be called for any purpose deemed necessary or desirable upon the written request of the shareholders holding at least twenty-five percent (25%) of the outstanding shares of the trust entitled to vote at such meeting, provided that (1) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (2) the shareholders requesting such meeting shall have paid to the trust the reasonably estimated cost of preparing and mailing the notice thereof, which the secretary shall determine and specify to such shareholders.

Voting Rights
Trust I and Trust II

As to each matter on which a shareholder is entitled to vote, such shareholder shall be entitled to one vote for each dollar of NAV represented by such shareholder’s shares and a proportionate fractional vote with respect to the remainder of the NAV of such shares, if any.

On any matters submitted to a vote of the shareholders, all outstanding shares of the trust then entitled to vote shall be voted in aggregate, except: (i) when required by the 1940 Act, shares shall be voted by individual series; (ii) when the matter involves any action that the trustees have determined will affect only the interests of one or more series, then only the shareholders of such series shall be entitled to vote thereon; and (iii) when the matter involves any action that the trustees have determined will affect only the interests of one or more classes, then only the shareholders of such class or classes shall be entitled to vote thereon.

UMF

Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote.

On any matter submitted to a vote of shareholders, all shares of the trust then entitled to vote shall, except as otherwise provided in the by-laws, be voted in the aggregate as a single class without regard to series or classes of shares, except that (1) when required by the 1940 Act or when the trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class and (2) when the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

ETF Trust

As to each matter on which a shareholder is entitled to vote, such shareholder shall be entitled to one vote for each dollar of NAV represented by such shareholder’s shares and a proportionate fractional vote with respect to the remainder of the NAV of such shares, if any.

On any matters submitted to a vote of the shareholders, all outstanding shares of the trust then entitled to vote shall be voted in aggregate, except: (i) when required by the 1940 Act, shares shall be voted by individual series; (ii) when the matter involves any action that the trustees have determined will affect only the interests of one or more series, then only the shareholders of such series shall be entitled to vote thereon; and (iii) when the matter involves any action that the trustees have determined will affect only the interests of one or more classes, then only the shareholders of such class or classes shall be entitled to vote thereon.

Quorum
Trust I and Trust II	Except when a larger quorum is required by applicable law, by the by-laws or by the declaration of trust, a majority of the outstanding shares entitled to vote shall constitute a quorum at a shareholders’ meeting. When any one or more series (or classes) is to vote as a single class separate from any other shares, a majority of the outstanding shares of each such series (or class) entitled to vote shall constitute a quorum at a shareholders’ meeting of that series (or class).
UMF	Forty percent (40%) of the shares entitled to vote shall constitute a quorum for the transaction of business at a shareholders’ meeting, except that where any provision of law or of the declaration of trust or the by-laws requires that holders of any series or class shall vote as a series or class, then forty percent (40%) of the aggregate number of shares of that series or class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series or class.
ETF Trust	Except when a larger quorum is required by applicable law, by the by-laws or by the declaration of trust, one-third of the outstanding shares entitled to vote in person or by proxy shall constitute a quorum at a shareholders’ meeting. When any one or more series (or classes) is to vote as a single class separate from any other shares, one-third of the outstanding shares of each such series (or class) entitled to vote in person or by proxy shall constitute a quorum at a shareholders’ meeting of that series (or class).

Required Vote
Trust I and Trust II	Except when a larger vote is required by any provision of the declaration of trust or the by-laws or by applicable law, when a quorum is present at any meeting, a majority of the outstanding shares voted shall decide any questions, including the election of trustees, provided that where any provision of law or of the declaration of trust requires that the holders of any series shall vote as a series (or that holders of a class shall vote as a class), then a majority of the outstanding shares of that series (or class) voted on the matter shall decide that matter insofar as that series (or class) is concerned.
UMF	Except when a larger vote is required by any provision of law or the declaration of trust or the by-laws, a majority of the shares voted shall decide any questions and a plurality shall elect a trustee, provided that where any provision of law or of the declaration of trust or the by-laws requires that the holders of any series or class shall vote as a series or class, then a majority of the shares of that series or class voted on the matter (or a plurality with respect to the election of a trustee) shall decide that matter insofar as that series or class is concerned.
ETF Trust	Except when a larger vote is required by any provision of the declaration of trust or the by-laws or by applicable law, when a quorum is present at any meeting, a majority of the outstanding shares cast shall decide any questions, except with respect to the election of trustees, which shall be decided by a plurality of the votes cast in person or by proxy, provided that where any provision of law or of the declaration of trust requires that the holders of any series shall vote as a series (or that holders of a class shall vote as a class), then a majority of the outstanding shares of that series (or class) cast on the matter shall decide that matter insofar as that series (or class) is concerned.
Shareholder Liability
Trust I and Trust II	No shareholder shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the trust or any series or class. Shareholders shall have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.
UMF

Under Massachusetts law, shareholders a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust, unlike that which is extended to stockholders of private corporations.

In case any shareholder or former shareholder shall be held to be personally liable solely by reason of his or her being or having been a shareholder of the trust or of a particular series or class and not because of his or her acts or omissions or for some other reason, the shareholder or former shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the series (or attributable to the class) of which he or she is a shareholder or former shareholder to be held harmless from and indemnified against all loss and expense arising from such liability.

In certain jurisdictions, or with respect to certain types of claims, a shareholder may be held personally liable to the extent that claims are not satisfied by the series of the trust, but such shareholder is entitled to reimbursement from the general assets of the series of the trust upon payment of such liability.

ETF Trust	No shareholder shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the trust or any series or class. Shareholders shall have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.
Trustee Removal
Trust I and Trust II	Any trustee may be removed (a) with or without cause at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the trust, or (b) with or without cause at any time by written instrument signed by a supermajority of trustees, or by resolution approved by a supermajority of trustees, specifying the date when such removal shall become effective.

UMF	No natural person shall serve as trustee after the holders of record of not less than two-thirds of the outstanding shares have declared that such trustee be removed from that office either by declaration in writing filed with the trust’s custodian or by votes cast in person or by proxy at a meeting called for the purpose. The trustees shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee when requested to do so in writing by the record holders of not less than ten percent (10%) of the outstanding shares.
ETF Trust	Any trustee may be removed (a) with or without cause at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the trust, or (b) with or without cause at any time by written instrument signed by a supermajority of trustees, or by resolution approved by a supermajority of trustees, specifying the date when such removal shall become effective.
Amendments to Declaration of Trust
Trust I and Trust II

Except as specifically provided in the declaration of trust, the trustees may, without shareholder vote, restate, amend, or otherwise supplement the declaration of trust.

Shareholders shall have the right to vote on: (i) any amendment that would affect their right to vote on certain matters granted in declaration of trust; (ii) any amendment to the provisions of the declaration of trust relating to amendments of the declaration of trust; (iii) any amendment that may require their vote under applicable law or by the trust’s registration statement, as filed with the SEC; and (iv) any amendment submitted to them for their vote by the trustees.

Notwithstanding anything else in the declaration of trust, no amendment of the declaration of trust shall limit the rights to insurance provided therein with respect to any acts or omissions of persons covered by the declaration of trust prior to such amendment nor shall any such amendment limit the rights to indemnification referenced in therein or as provided in the by-laws with respect to any acts or omissions of persons covered thereby prior to such amendment.

Neither the certificate of trust nor the declaration of trust may be amended to reduce the percentage of trustees necessary to constitute a supermajority of trustees or to eliminate the requirement for approval of a supermajority of trustees as to any matter without the approval of a supermajority of trustees.

UMF

The declaration of trust may be amended at any time by an instrument in writing signed by a majority of the then trustees when authorized to do so by vote of shareholders holding a majority of the shares entitled to vote, except that an amendment which in the determination of the trustees shall affect the holders of one or more series or classes of shares but not the holders of all outstanding series and classes shall be authorized by vote of the shareholders holding a majority of the shares entitled to vote of each series and class affected and no vote of shareholders of a series or class not affected shall be required.

Amendments having the purpose of changing the name of the trust, of establishing, changing or eliminating the par value of any shares or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by vote of any shareholders.

ETF Trust

Except as specifically provided in the declaration of trust, the trustees may, without shareholder vote, restate, amend, or otherwise supplement the declaration of trust.

Shareholders shall have the right to vote on: (i) any amendment that would affect their right to vote on certain matters granted in declaration of trust; (ii) any amendment to the provisions of the declaration of trust relating to amendments of the declaration of trust; (iii) any amendment that may require their vote under applicable law or by the trust’s registration statement, as filed with the SEC; and (iv) any amendment submitted to them for their vote by the trustees.

Notwithstanding anything else in the declaration of trust, no amendment of the declaration of trust shall limit the rights to insurance provided therein with respect to any acts or omissions of persons covered by the declaration of trust prior to such amendment nor shall any such amendment limit the rights to indemnification referenced in therein or as provided in the by-laws with respect to any acts or omissions of persons covered thereby prior to such amendment.

Neither the certificate of trust nor the declaration of trust may be amended to reduce the percentage of trustees necessary to constitute a supermajority of trustees or to eliminate the requirement for approval of a supermajority of trustees as to any matter without the approval of a supermajority of trustees.

Dissolution
Trust I and Trust II	The trust may be dissolved at any time by vote of a majority of the outstanding shares of each series entitled to vote or by the trustees by written notice to the shareholders. Any series of shares or class thereof may be dissolved at any time by vote of a majority of the outstanding shares of such series or class entitled to vote or by the trustees by written notice to the shareholders of such series or class.
UMF	The trust may be terminated at any time by vote of shareholders holding at least sixty-six and two-thirds percent (66 2/3%) of the shares entitled to vote, or by the trustees by written notice to the shareholders. Any series or class of shares may be terminated at any time by vote of shareholders holding at least sixty-six and two-thirds percent (66 2/3%) of the shares of such series or class entitled to vote, or by the trustees by written notice to the shareholders of such series or class.
ETF Trust	The trust may be dissolved at any time by vote of a majority of the outstanding shares of each series entitled to vote or by the trustees by written notice to the shareholders. Any series of shares or class thereof may be dissolved at any time by vote of a majority of the outstanding shares of such series or class entitled to vote or by the trustees by written notice to the shareholders of such series or class.
Derivative Actions
Trust I and Trust II

Shareholders of the trust or any series may not bring a derivative action to enforce the right of the trust or an affected series, as applicable, unless certain conditions are met, including: (i) each complaining shareholder was a shareholder of the trust or the affected series, as applicable, at the time of the action or failure to act complained of; (ii) prior to the commencement of such derivative action, the complaining shareholders have made a written demand containing certain information to the trustees requesting that the trustees cause the trust or affected series, as applicable, to file the action itself; (iii) shareholders owning shares representing at least 10% of the voting power of the trust or the affected series, as applicable, must join in bringing the derivative action; and (iv) a copy of the derivative complaint must be served on the trust.

Within 30 calendar days of the receipt of such demand by the trustees, those trustees who are not deemed to be interested persons of the trust will consider the merits of the claim and determine whether maintaining a suit would be in the best interests of the trust or the affected series, as applicable. If the demand for derivative action has not been considered within 30 calendar days of the receipt of such demand by the trustees, the complaining shareholders may not be barred from commencing a derivative action.

If a majority of those trustees who are not deemed to be interested persons of the trust have determined that maintaining a suit would not be in the best interests of the trust or the affected series, as applicable, the complaining shareholders shall be barred from commencing the derivative action.

UMF

No shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf of the trust or any series without first making demand on the trustees requesting the trustees to bring or maintain such action, proceeding or claim.

Such demand shall be excused only when the plaintiff makes a specific showing that irreparable injury to the trust or series would otherwise result.

The trustees shall consider such demand within 45 days of its receipt by the trust.

In their sole discretion, the trustees may submit the matter to a vote of shareholders of the trust or series, as appropriate.

Any decision by the trustees to bring or maintain a court action, proceeding or suit on behalf of the trust or a series shall be subject to the right of the shareholders as provided in the declaration of trust to vote on whether or not such court action, proceeding or suit should or should not be brought or maintained.

ETF Trust

Shareholders of the trust or any series may not bring a derivative action to enforce the right of the trust or an affected series, as applicable, unless certain conditions are met, including: (i) each complaining shareholder was a shareholder of the trust or the affected series, as applicable, at the time of the action or failure to act complained of; (ii) prior to the commencement of such derivative action, the complaining shareholders have made a written demand containing certain information to the trustees requesting that the trustees cause the trust or affected series, as applicable, to file the action itself; and (iii) a copy of the derivative complaint must be served on the trust.

Within 90 calendar days (with the ability to extend up to a maximum of 120 days) of the receipt of such demand by the trustees, the independent trustees will consider the merits of the claim and determine whether maintaining a suit would be in the best interests of the trust or the affected series, as applicable.

If notice of a decision has not been sent to the complaining shareholder within the time permitted, the complaining shareholders may not be barred from commencing a derivative action.

If a majority of the independent trustees have determined that maintaining a suit would not be in the best interests of the trust or the affected series, as applicable, the complaining shareholders shall be barred from commencing the derivative action.

STATEMENT OF ADDITIONAL INFORMATION

DATED [FEBRUARY] [18], 2022

Registration Statement on Form N-14 Filed by:

J.P. MORGAN EXCHANGE-TRADED FUND TRUST

277 Park Avenue

New York, New York 10172

Acquisition of All of the Assets and Liabilities of:

JPMorgan Inflation Managed Bond Fund (a series of JPMorgan Trust I),

JPMorgan International Research Enhanced Equity Fund (a series of JPMorgan Trust II),

JPMorgan Market Expansion Enhanced Index Fund (a series of JPMorgan Trust II),

JPMorgan Realty Income Fund (a series of Undiscovered Managers Funds),

by and in exchange for shares of

(each a series of J.P. Morgan Exchange-Traded Fund Trust):

JPMorgan Inflation Managed Bond ETF,

JPMorgan International Research Enhanced Equity ETF,

JPMorgan Market Expansion Enhanced Equity ETF,

JPMorgan Realty Income ETF,

respectively.

This Statement of Additional Information (“SAI”) is being furnished upon request to shareholders of certain series (each, a “Target Fund”) of JPMorgan Trust I (“Trust I”), JPMorgan Trust II (“Trust II”) and the Undiscovered Managers Funds (“UMF” and collectively with Trust I and Trust II, the “Target Fund Trusts”) in connection with the reorganization of each Target Fund into a newly-created exchange-traded fund (“ETF”) in the form of a corresponding series (each, an “Acquiring Fund” and together with the Target Funds, the “Funds”) of J.P. Morgan Exchange-Traded Fund Trust (the “ETF Trust”), along with the subsequent liquidation of each Target Fund as listed in the chart below (each such reorganization and liquidation, a “Reorganization”), and as described in the related Information Statement/Prospectus:

Reorganization	Target Fund	Acquiring Fund

Inflation Managed Bond	JPMorgan Inflation Managed Bond Fund, a series of Trust I	JPMorgan Inflation Managed Bond ETF, a series of ETF Trust

International Research Enhanced Equity	JPMorgan International Research Enhanced Equity Fund, a series of Trust II	JPMorgan International Research Enhanced Equity ETF, a series of ETF Trust

Market Expansion Enhanced	JPMorgan Market Expansion Enhanced Index Fund, a series of Trust II	JPMorgan Market Expansion Enhanced Equity ETF, a series of ETF Trust

Realty Income	JPMorgan Realty Income Fund, a series of UMF	JPMorgan Realty Income ETF, a series of ETF Trust

1

This SAI consists of this Cover Page and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein (is legally considered to be part of this SAI):

1.

The Statement of Additional Information of the JPMorgan Inflation Managed Bond Fund, dated July 1, 2021, as supplemented and amended to date (as previously filed via EDGAR on June 25, 2021 [Accession No. 0001193125-21-199859]);

2.

The Statement of Additional Information of the JPMorgan International Research Enhanced Equity Fund, dated March 1, 2021, as supplemented and amended to date (as previously filed via EDGAR on February 24, 2021 [Accession No. 0001193125-21-054806]);

3.

The Statement of Additional Information of the JPMorgan Market Expansion Enhanced Index Fund, dated November 1, 2021, as supplemented and amended to date (as previously filed via EDGAR on October 22, 2021 [Accession No. 0001193125-21-305085]);

4.

The Statement of Additional Information of the JPMorgan Realty Income Fund, dated July 1, 2021, as supplemented and amended to date (as previously filed via EDGAR on June 23, 2021 [Accession No. 0001193125-21-197288]);

5.

The audited financial statements, including the financial highlights, and related report of the independent public accounting firm appearing in the JPMorgan Inflation Managed Bond Fund’s Annual Report to shareholders for the period ended February 28, 2021 (as previously filed via EDGAR on May 3, 2021 [Accession No. 0001193125-21-147231]);

6.

The audited financial statements, including the financial highlights, and related report of the independent public accounting firm appearing in the JPMorgan Market Expansion Enhanced Index Fund’s Annual Report to shareholders for the period ended June 30, 2021 (as previously filed via EDGAR on September 1, 2021 [Accession No. 0001193125-21-263080]);

7.

The audited financial statements, including the financial highlights, and related report of the independent public accounting firm appearing in the JPMorgan International Research Enhanced Equity Fund’s Annual Report to shareholders for the period ended October 31, 2021 (as previously filed via EDGAR on December 30, 2021 [Accession No. 0001193125-21-370466]);

8.

The audited financial statements, including the financial highlights, and related report of the independent public accounting firm appearing in the JPMorgan Realty Income Fund’s Annual Report to shareholders for the period ended February 28, 2021 (as previously filed via EDGAR on May 3, 2021 [Accession No. 0001193125-21-147337]);

9.

The unaudited financial statements appearing in the JPMorgan Inflation Managed Bond Fund’s Semi-Annual Report to shareholders for the period ended August 31, 2021 (as previously filed via EDGAR on November 1, 2021 [Accession No. 0001193125-21-314985]);

10.

The unaudited financial statements appearing in the JPMorgan Realty Income Fund’s Semi-Annual Report to shareholders for the period ended August 31, 2021 (as previously filed via EDGAR on November 1, 2021 [Accession No. 0001193125-21-315015]);

11.

The Statement of Additional Information of each of the JPMorgan Inflation Managed Bond ETF, JPMorgan Market Expansion Enhanced Equity ETF, and JPMorgan Realty Income ETF, dated December  6, 2021, as supplemented and amended to date (as previously filed via EDGAR on December 6, 2021 [Accession No. 0001193125-21-349080]); and

2

12.

The Statement of Additional Information of the JPMorgan International Research Enhanced Equity ETF, dated January 12, 2022, as supplemented and amended to date (as previously filed via EDGAR on January 12, 2022 [Accession No. 0001193125-22-007699]).

Because each Acquiring Fund was newly-created for the purposes of its respective Reorganization, the Acquiring Funds have not published annual or semi-annual shareholder reports. Pro forma financial statements are not presented for the Reorganization of each Target Fund into the corresponding Acquiring Fund because each Acquiring Fund is a newly-created shell series of ETF Trust with no assets or liabilities that will commence operations upon consummation of the respective Reorganization and continue the operations of the corresponding Target Fund. Each Target Fund shall be the accounting and performance survivor in its respective Reorganization, and each corresponding Acquiring Fund, as the corporate survivor in the Reorganization, shall adopt the accounting and performance history of the corresponding Target Fund.

This SAI is not a prospectus, and should be read in conjunction with the Information Statement/Prospectus, dated [ ], 2022, relating to the Reorganizations.

The Information Statement/Prospectus and any of the materials incorporated by reference into this SAI are available upon request, without charge, by calling collect at 1-800-480-4111, by writing to J.P. Morgan Funds Services, P.O. Box 219143, Kansas City, MO 64121-9143, or by accessing documents relating to the Target Funds at the Funds’ website at www.jpmorganfunds.com.

Supplemental Financial Information

Tables showing the fees and expenses of each Acquiring Fund and its corresponding Target Fund, and the fees and expenses of the Acquiring Funds on a pro forma basis after giving effect to the proposed Reorganizations, are included in the section entitled “What are the fees and expenses of the Funds and what might they be after the Reorganizations?” in the Information Statement/Prospectus. The fee tables do not include separate pro forma table representing the combined Funds following the Reorganization because the Acquiring Funds pro forma tables show the fees and expenses that will apply going forward; the Acquiring Funds are not operational and do not currently have investment assets. The Reorganizations will not result in a material change to any of the Target Funds’ portfolio holdings, as each Acquiring Fund has the same or substantially similar investment objectives, investment strategies, and investment restrictions as its corresponding Target Fund (except as otherwise noted in the Information Statement/Prospectus). Accordingly, a schedule of investments of each Target Portfolio modified to show the effects of such change is not required and is not included. There are no material differences in the accounting policies of each Target Fund as compared to those of its corresponding Acquiring Fund.

3

Part C

Item 15.	Indemnification

Limitation of Liability and Indemnification provisions for Trustees, Shareholders, officers, employees and agents of Registrant are set forth in Article VII, Sections 2, 4 and 6 of the Declaration of Trust.

Declaration of Trust:

Section 2. Limitation of Liability.

(a)    A Trustee, when acting in such capacity, shall not be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust or any Trustee all as contemplated by Section 3803(b) of the Delaware Act. A Trustee shall not be liable for any act or omission or any conduct whatsoever in his capacity as Trustee, provided that nothing contained herein or in the Delaware Act shall protect any Trustee against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder. The appointment, designation or identification of a Trustee as the chairperson of the Trustees, the lead or assistant lead independent Trustee, a member or chairperson of a committee of the Trustees, an expert on any topic or in any area (including “audit committee financial expert” as determined for purposes of Section 407 of the Sarbanes-Oxley Act of 2002 or any successor provision thereto) or having any other special appointment, designation or identification, shall not (a) impose on that person any duty, obligation or liability that is greater than the duties, obligations and liabilities imposed on that person as a Trustee in the absence of the appointment, designation or identification or (b) affect in any way such Trustee’s rights or entitlement to indemnification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof or be limited with respect to any indemnification to which such Trustee would otherwise be entitled.

(b)    The officers, employees, Advisory Board Members and agents of the Trust shall be entitled to the protection against personal liability for the obligations of the Trust under Section 3803(c) of the Act. No officer, employee, Advisory Board Member or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Trustee, officer, employee, or agent thereof for any action or failure to act (including, without limitation, the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misconduct, gross negligence or reckless disregard of his duties.

Section 4. Indemnification.

(a)    General.

(i)    Subject to the exceptions and limitations contained in this Section 4, the Trust shall indemnify every Person who is, has been, or becomes a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) to the fullest extent consistent with Delaware law and the 1940 Act. Without limitation of the foregoing, the Trust shall indemnify each Person who was or is (or is threatened to be made) a party to or otherwise involved in any proceeding, by reason of being or having been a Trustee or officer of the Trust, against attorneys’ fees, expenses, costs, judgments, amounts paid in settlement, fines, penalties, fees of expert witnesses, document production fees, and all other liabilities whatsoever actually incurred by him, her or it in connection with such proceeding to the maximum extent consistent with Delaware law and the 1940 Act. The indemnification and other rights provided by this Section 4 shall continue as to a Person who has ceased to be a Trustee or officer of the Trust.

(ii)    Subject to the exceptions and limitations contained in this Section 4, the Trust may indemnify every Person who is, has been, or becomes an agent of the Trust to the fullest extent consistent with Delaware law and the 1940 Act. Without limitation of the foregoing, the Trust may indemnify each Person who was or is a party to or otherwise involved in any proceeding, by reason of being or having been an agent of the Trust, against attorneys’ fees, expenses, costs, judgments, amounts paid in settlement, fines, penalties and all other liabilities whatsoever actually incurred by him, her or it in connection with such proceeding to the maximum extent consistent with Delaware law and the 1940 Act. The indemnification and other provisions of this Section 4 may be continued as to a Person who has ceased to be an agent of the Trust.

(iii)    Expenses incurred by a Trustee or officer in connection with the defense of any proceeding of the character described in clause (i) above shall be advanced by the Trust within 90 days of submission of such expenses to the Trust and expenses incurred by an agent in connection with the defense of any proceeding may be advanced by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by, or on behalf of, such Trustee, officer or agent that such amount will be paid over by him, her or it to the Trust if it is ultimately determined that he, she or it is not entitled to indemnification under this Section 4; provided, however, that (a) such Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments, or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the proceeding (“Disinterested Trustees”), or independent legal counsel in a written opinion, shall have determined, based upon a review of the readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Trustee, officer or agent will be found entitled to indemnification under this Section 4.

(b)    Limitations, Settlements.

(i)    The Trust shall not indemnify a Trustee, officer or agent who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (collectively, “disabling conduct”).

(ii)    The Trust shall not indemnify a Trustee, officer or agent unless (i) the court or other body before which the proceeding was brought determines that such Trustee, officer or agent did not engage in disabling conduct or (ii) in the absence of such

Section 6. Insurance.

The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee, officer or agent of the Trust in connection with any proceeding in which he or she may become involved by virtue of his or her capacity or former capacity as a Trustee, officer or agent of the Trust. For purposes of this Section 6, “agent” means any Person who is, was or becomes an employee or other agent of the Trust who is not a Covered Person.

Item 16.	Exhibits

(1)(a)

Certificate of Trust dated February 25, 2010. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on October 21, 2013 (Accession Number 0001193125-13-405484).

(1)(b)

Amended and Restated Declaration of Trust dated February 19, 2014. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on February 25, 2014 (Accession Number 0001193125-14-067429).

(1)(c)

Amended Schedule A to the Amended and Restated Declaration of Trust as of July 29, 2021. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on July 30, 2021 (Accession Number 0001193125-21-230357).

(2)

Amended and Restated By-Laws dated August 23, 2021. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on October 1, 2021 (Accession Number 0001193125-21-289464).

(3)	Not Applicable.

(4)	Form of Agreement and Plan of Reorganization and Liquidation. Filed herewith.

(5)	Instrument defining rights of shareholders incorporated by reference to Exhibits (1)(b) and (2).

(6)(a)

Management Agreement dated November 1, 2019. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on November 22, 2019 (Accession Number 0001193125-19-298434).

(6)(b)

Amended Schedule A to the Management Agreement as of October 4, 2021. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on October 22, 2021 (Accession Number 0001193125-21-304898).

(6)(c)

Management Agreement dated March 11, 2019 for JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF and JPMorgan BetaBuilders U.S. Equity ETF. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on June 26, 2019 (Accession Number 0001193125-19-182457).

(6)(d)

Form of Investment Advisory Agreement for JPMorgan Inflation Managed Bond ETF. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on August 11, 2021 (Accession Number 0001193125-21-242644).

(6)(e)

Form of Investment Advisory Agreement for JPMorgan International Research Enhanced Equity ETF. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on August 11, 2021 (Accession Number 0001193125-21-242644).

(6)(f)

Form of Investment Advisory Agreement for JPMorgan Market Expansion Enhanced Equity ETF. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on August 11, 2021 (Accession Number 0001193125-21-242644).

(6)(g)

Form of Investment Advisory Agreement for JPMorgan Realty Income ETF. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on August 11, 2021 (Accession Number 0001193125-21-242644).

(7)(a)

Distribution Agreement dated October 1, 2017. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on November 3, 2017 (Accession Number 0001193125-17-332834).

(7)(b)

Amended Schedule A to the Distribution Agreement as of July 29, 2021. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on October 1, 2021 (Accession Number 0001193125-21-289464).

(8)	Not applicable.

(9)(a)(1)

Amended and Restated Global Custody and Fund Accounting Agreement dated October 1, 2017, between J.P. Morgan Exchange-Traded Fund Trust and JPMorgan Chase Bank, N.A. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on November 3, 2017 (Accession Number 0001193125-17-332834).

(9)(a)(2)

Amendment to the Amended and Restated Global Custody and Fund Accounting Agreement as of July 29, 2021, including Amended Schedule A. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on October 1, 2021 (Accession Number 0001193125-21-289464).

(9)(a)(3)

Amendment to the Amended and Restated Global Custody and Fund Accounting Agreement as of December 1, 2019, including Amended Schedule B. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on September 24, 2020 (Accession Number 0001193125-20-253233).

(9)(a)(4)

Amendment to the Amended and Restated Global Custody and Fund Accounting Agreement as of February 1, 2020. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on June 16, 2021 (Accession Number 0001193125-21-192257).

(9)(a)(5)

Amendment to the Amended and Restated Global Custody and Fund Accounting Agreement as of September 16, 2020. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on February 22, 2021 (Accession Number 0001193125-21-050282).

(9)(b)(1)

Third Party Securities Lending Rider, dated June 18, 2018 to the Amended and Restated Global Custody and Fund Accounting Agreement, dated October 1, 2017 among J.P. Morgan Exchange-Traded Fund Trust, JPMorgan Chase Bank, N.A. and Citibank, N.A. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on January 22, 2019 (Accession Number 0001193125-19-013831).

(9)(b)(2)

Amendment to Third Party Securities Lending Rider as of July 29, 2021. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on October 1, 2021 (Accession Number 0001193125-21-289464).

(10)	Not applicable.

(11)	Opinion and consent of counsel regarding legality of issuance of shares and other matters. Filed herewith.

(12)	Opinion and consent of counsel regarding tax matters. To be filed by Amendment.

(13)(a)(i)

Agency Services Agreement dated May 8, 2014. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on May 14, 2014 (Accession Number 0001193125-14-198331).

(13)(a)(ii)

Amendment to the Agency Services Agreement as of July 29, 2021, including Amended Exhibit A. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on October 1, 2021 (Accession Number 0001193125-21-289464).

(13)(a)(iii)

Amendment to the Agency Services Agreement as of December 1, 2019, including Amended Exhibit B. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on September 24, 2020 (Accession Number 0001193125-20-253233).

(13)(b)(i)

Sublicense Agreement. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on June 27, 2018 (Accession Number 0001193125-18-205847).

(13)(b)(ii)

Amended Schedule A to the Sublicense Agreement. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on December 4, 2020 (Accession Number 0001193125-20-310606).

(13)(b)(iii)

Form of License Agreement for JPMorgan Carbon Transition U.S. Equity ETF. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on December 4, 2020 (Accession Number 0001193125-20-310606).

(13)(c)(i)

Global Securities Lending Agency Agreement, dated June 18, 2018, between J.P. Morgan Exchange-Traded Fund Trust and Citibank, N.A. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on January 22, 2019 (Accession Number 0001193125-19-013831).

(13)(c)(ii)

Amendment to the Global Securities Lending Agency Agreement as of October 4, 2018. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on January 22, 2019 (Accession Number 0001193125-19-013831).

(13)(c)(iii)

Amendment to the Global Securities Lending Agency Agreement as of December 11, 2018. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on January 22, 2019 (Accession Number 0001193125-19-013831).

(13)(c)(iv)

Amendment to the Global Securities Lending Agency Agreement as of November 14, 2019. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on November 22, 2019 (Accession Number 0001193125-19-298434).

(13)(c)(v)

Amendment to the Global Securities Lending Agency Agreement as of December 18, 2019. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on February 27, 2020 (Accession Number 0001193125-20-052347).

(13)(c)(vi)

Amendment to the Global Securities Lending Agency Agreement as of May 18, 2020. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on June 26, 2020 (Accession Number 0001193125-20-180274).

(13)(c)(vii)

Amendment to the Global Securities Lending Agency Agreement as of November 1, 2020. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on December 10, 2020 (Accession Number 0001193125-20-314518).

(13)(c)(viii)

Amendment to the Global Securities Lending Agency Agreement as of December 18, 2020. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on March 4, 2021 (Accession Number 0001193125-21-068671).

(13)(c)(ix)

Amendment to the Global Securities Lending Agency Agreement as of July 29, 2021. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on October 1, 2021 (Accession Number 0001193125-21-289464).

(13)(d)(i)

Fee Waiver Agreement dated March 9, 2021 for JPMorgan Emerging Markets Equity Core ETF. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on June 16, 2021 (Accession Number 0001193125-21-192257).

(13)(d)(ii)	Fee Waiver Agreement dated December 1, 2021 for JPMorgan Inflation Managed Bond ETF, JPMorgan International Research Enhanced Equity ETF, JPMorgan Market Expansion Enhanced Equity ETF and JPMorgan Realty Income ETF. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on December 6, 2021 (Accession Number 0001193125-21-349080).

(13)(e)	Form of Administration Agreement for JPMorgan Inflation Managed Bond ETF, JPMorgan International Research Enhanced Equity ETF, JPMorgan Market Expansion Enhanced Equity ETF and JPMorgan Realty Income ETF. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on December 6, 2021 (Accession Number 0001193125-21-349080).

(14)	Consent of independent registered accounting firm. Filed herewith.

(15)	Not Applicable.

(16)(a)	Powers of Attorney for the Trustees. Filed herewith.

(16)(b)	Power of Attorney for Brian S. Shlissel. Filed herewith.

(16)(c)	Power of Attorney for Timothy J. Clemens. Filed herewith.

(17)(a)	Code of Ethics of the Trust. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on May 14, 2014 (Accession Number 0001193125-14-198331).

(17)(b)	Code of Ethics of J.P. Morgan Asset Management, Inc., including JPMIM, effective February 1, 2005; Revised December 18, 2020. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on February 22, 2021 (Accession Number 0001193125-21-050282).

(17)(c)	Code of Ethics of the Distributor dated February 1, 2005, as amended. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on November 3, 2017 (Accession Number 0001193125-17-332834).

Item 17.	Undertakings

(1)

The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or part who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)

The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file in a Post-effective Amendment to this Registration Statement a final tax opinion within a reasonable time after the close of this transaction.

As required by the Securities Act of 1933, this Registration Statement has been signed on the behalf of the Registrant, City of Columbus and State of Ohio, on the 19th day of January, 2022.

J.P. Morgan Exchange-Traded Fund Trust

By: Brian S. Shlissel*
Brian S. Shlissel
President and Principal Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 19th day of January, 2022.

JOHN F. FINN*	STEPHEN P. FISHER*
John F. Finn Trustee	Stephen P. Fisher Trustee

GARY L. FRENCH*	KATHLEEN M. GALLAGHER*
Gary L. French Trustee	Kathleen M. Gallagher Trustee

ROBERT J. GRASSI*	FRANKIE D. HUGHES*
Robert J. Grassi Trustee	Frankie D. Hughes Trustee

RAYMOND KANNER*	THOMAS P. LEMKE*
Raymond Kanner Trustee	Thomas P. Lemke Trustee

LAWRENCE R. MAFFIA*	MARY E. MARTINEZ*
Lawrence R. Maffia Trustee	Mary E. Martinez Trustee

MARILYN MCCOY*	DR. ROBERT A. ODEN, JR.*
Marilyn Mccoy Trustee	Dr. Robert A. Oden, Jr. Trustee

MARIAN U. PARDO*	EMILY A. YOUSSOUF*
Marian U. Pardo Trustee	Emily A. Youssouf Trustee

ROBERT F. DEUTSCH*	NINA O. SHENKER*
Robert F. Deutsch Trustee	Nina O. Shenker Trustee

TIMOTHY J. CLEMENS *	BRIAN S. SHLISSEL*
Timothy J. Clemens Treasurer and Principal Financial Officer	Brian S. Shlissel President and Principal Executive Officer

*By	/S/ ELIZABETH A. DAVIN
Elizabeth A. Davin Attorney-in-Fact

EXHIBIT INDEX

Exhibit No.

(4)	Agreement and Plan of Reorganization and Liquidation.

(11)	Opinion and consent of counsel regarding legality of issuance of shares and other matters.

(14)	Consent of independent registered accounting firm.

(16)(a)	Powers of Attorney for the Trustees.

(16)(b)	Power of Attorney for Brian S. Shlissel.

(16)(c)	Power of Attorney for Timothy J. Clemens.